================================================================================

                            2001 AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

================================================================================

                            FLEET RETAIL FINANCE INC.
                              ADMINISTRATIVE AGENT
                                       AND
                                COLLATERAL AGENT

================================================================================
                            REVOLVING CREDIT LENDERS

                                  NAMED HEREIN
================================================================================
                          BACK BAY CAPITAL FUNDING LLC
                                 THE TERM LENDER
================================================================================

                      THE CIT GROUP/ BUSINESS CREDIT, INC.
                               DOCUMENTATION AGENT

                          FOOTHILL CAPITAL CORPORATION
                                SYNDICATION AGENT
================================================================================


                                 HOMEBASE, INC.
                                THE LEAD BORROWER
                                      FOR:
                                 HOMEBASE, INC.
                             HOMECLUB INC. OF TEXAS
                                 HOMECLUB, INC.
                                  THE BORROWERS

================================================================================

                              Fleet Securities Inc.
                                 THE SYNDICATOR

================================================================================

                                   May 10, 2001

================================================================================

                                TABLE OF CONTENTS


ARTICLE 1: - DEFINITIONS:

ARTICLE 2: - THE REVOLVING CREDIT:
         2-1.     Establishment of  Revolving Credit..........................40
         2-2.     Designation of Eligible Real Estate.........................41
         2-3.     Initial Reserves. Changes to Reserves.......................41
         2-4.     OverLoans...................................................42
         2-5.     Risks of Value of Collateral................................42
         2-6.     Commitment to Make Revolving Credit Loans and
                    Support Letters of Credit.................................43
         2-7.     Revolving Credit Loan Requests..............................43
         2-8      Making of Revolving Credit Loans............................44
         2-9.     SwingLine Loans.............................................45
         2-10.    The Loan Account............................................45
         2-11.    The Revolving Credit Notes..................................46
         2-12.    Payment of The Loan Account.................................46
         2-13.    Interest on Revolving Credit Loans. ........................47
         2-14.    Revolving Credit Commitment Fee.............................48
         2-15.    Administrative Agent's Fee..................................48
         2-16.    Unused Line Fee.............................................48
         2-17.    Early Termination Fee.......................................49
         2-18.    Concerning Fees.............................................49
         2-19.    Agents' and Lenders' Discretion.............................49
         2-20.    Procedures For Issuance of L/C's............................50
         2-21.    Fees For L/C's..............................................51
         2-22.    Concerning L/C's............................................52
         2-23.    Changed Circumstances.......................................53
         2-24.    Designation of Lead Borrower as Borrowers'  Agent...........54
         2-25.    Revolving Credit Lenders' Commitments.......................55

ARTICLE 3: - THE TERM LOAN:
         3-1.     Commitment To Make Term Loan................................56
         3-2.     The Term Note...............................................56
         3-3.     Payment of Principal of the Term Loan.  ....................57
         3-4      Interest On The Term Loan. .................................57
         3-5.     Term Loan Anniversary Fees..................................58
         3-6.     Payments On Account of Term Loan............................58

ARTICLE 4: - CONDITIONS PRECEDENT:
         4-1.     Corporate Due Diligence.....................................59
         4-2..    Opinion.....................................................59
         4-3.     Additional Documents........................................59
         4-4.     Officers' Certificates......................................59
         4-5.     Representations and Warranties..............................59
         4-6.     Minimum Day One Availability................................60
         4-7.     All Fees and Expenses Paid..................................60
         4-8.     Certain Conditions Satisfied................................60
         4-9.     No Adverse Change...........................................60
         4-10.    Benefit of Conditions Precedent.............................60

ARTICLE 5: - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:
         5-1.     Payment and Performance of Liabilities......................61
         5-2.     Due Organization. Authorization. No Conflicts...............61
         5-3.     Trade Names.................................................62
         5-4.     Infrastructure..............................................63
         5-5.     Locations...................................................63
         5-6.     Stores......................................................64
         5-7.     Title to Assets.............................................65
         5-8.     Indebtedness................................................65
         5-9.     Insurance...................................................65
         5-10.    Licenses....................................................66
         5-11.    Leases......................................................66
         5-12.    Requirements of Law.........................................67
         5-13.    Labor Relations.............................................67
         5-14.    Maintenance and Disposition of Collateral...................68
         5-15.    Real Estate Transactions....................................68
         5-16.    Taxes.......................................................69
         5-17.    No Margin Stock.............................................70
         5-18.    ERISA.......................................................70
         5-19.    Hazardous Materials.........................................71
         5-20.    Litigation..................................................71
         5-21.    Dividends. Investments. Corporate Action....................71
         5-22.    Loans.......................................................72
         5-23.    Protection of Assets........................................72
         5-24.    Line of Business............................................73
         5-25.    Affiliate Transactions......................................73
         5-26.    Further Assurances..........................................73
         5-27.    Adequacy of Disclosure......................................74
         5-28.    No Restrictions on Liabilities..............................74
         5-29.    Other Covenants.............................................75

ARTICLE 6: FINANCIAL REPORTING AND PERFORMANCE COVENANTS:
         6-1.     Maintain Records............................................75
         6-2.     Access to Records...........................................75
         6-3.     Notice to Administrative Agent..............................76
         6-4.     Borrowing Base Certificate..................................77
         6-5.     Monthly Reports.............................................77
         6-6.     Quarterly Reports...........................................78
         6-7.     Annual Reports..............................................78
         6-8.     Officers' Certificates......................................78
         6-9.     Inventories, Appraisals, and Audits.........................79
         6-10.    Additional Financial Information............................80
         6-11.    Financial Performance Covenants.............................81

ARTICLE 7: - USE OF COLLATERAL:
         7-1.     Use of Inventory Collateral.................................82
         7-2.     Inventory Quality...........................................82
         7-3.     Adjustments and Allowances..................................82
         7-4.     Validity of Accounts........................................82
         7-5.     Notification to Account Debtors.............................83

ARTICLE 8: - CASH MANAGEMENT. PAYMENT OF LIABILITIES:
         8-1      Implementation of Cash Concentration System.................83
         8-2.     The Concentration and Operating Accounts....................83
         8-3.     Termination of Cash Concentration System....................84
         8-4.     Payment of Liabilities......................................84
         8-5.     The Operating Account.......................................85

ARTICLE 9: - GRANT OF SECURITY INTEREST:
         9-1.     Grant of Security Interest..................................86
         9-2.     Extent and Duration of Security Interest....................86

ARTICLE 10: -  AGENTS AS BORROWER'S ATTORNEY-IN-FACT:
         10-1.    Appointment as Attorney-In-Fact.............................87
         10-2.    No Obligation to Act........................................88

ARTICLE 11: - EVENTS OF DEFAULT:
         11-1.    Failure to Pay Principal or Interest........................88
         11-2.    Failure To Make Other Payments..............................88
         11-3.    Failure to Perform Covenant or Liability (No Grace Period)..89
         11-4.    Financial Reporting Requirements............................89
         11-5.    Failure to Perform Covenant or Liability (Grace Period).....89
         11-6.    Mandatory Acceleration......................................89
         11-7.    Misrepresentation...........................................90
         11-8.    Acceleration of Other Debt. Breach of Lease.................90
         11-9.    Default Under Other Agreements..............................90
         11-10.   Uninsured Loss..............................................90
         11-11.   Attachment. Judgment. Restraint of Business.................90
         11-12.   Business Failure............................................91
         11-13.   Bankruptcy..................................................91
         11-14.   Default by Guarantor or Affiliate...........................91
         11-15.   Indictment - Forfeiture.....................................91
         11-16.   Termination of Guaranty.....................................92
         11-17.   Challenge to Loan Documents.................................92
         11-18.   Change in Control...........................................92

ARTICLE 12: - RIGHTS AND REMEDIES UPON DEFAULT:
         12-1     Acceleration................................................92
         12-2.    Rights of Enforcement.......................................92
         12-3.    Sale of Collateral..........................................93
         12-4.    Occupation of Business Location.............................94
         12-5.    Grant of Nonexclusive License...............................94
         12-6.    Assembly of Collateral......................................94
         12-7.    Rights and Remedies.........................................94

ARTICLE 13: - REVOLVING CREDIT FUNDINGS AND DISTRIBUTIONS:
         13-1.    Revolving Credit Funding Procedures.........................95
         13-2.    SwingLine Loans.............................................95
         13-3.    Administrative Agent's Covering of Fundings:................96
         13-4.    Ordinary Course Distributions: Revolving Credit.............98
         13-5.    Ordinary Course Distributions : Term Loan...................99


ARTICLE 14: - ACCELERATION AND LIQUIDATION:
         14-1.    Acceleration Notices.......................................100
         14-2.    Mandatory Acceleration Right of Term Lender:...............100
         14-3.    Acceleration...............................................101
         14-4.    Initiation of Liquidation..................................101
         14-5.    Actions At and  Following Initiation of Liquidation........101
         14-6.    Collateral Agent's Conduct of Liquidation..................102
         14-7.    Distribution of Liquidation Proceeds:......................102
         14-8.    Relative Priorities To Proceeds of Liquidation ............103

ARTICLE 15: - THE AGENTS:
         15-1.    Appointment of The Agent   ................................105
         15-2.    Responsibilities of Agents ................................105
         15-3.    Concerning Distributions By the Agents ....................106
         15-4.    Dispute Resolution:........................................107
         15-5.    Distributions of Notices and of Documents..................107
         15-6.    Confidential Information...................................108
         15-7.    Reliance by Agents ........................................108
         15-8.    Non-Reliance on Agents and Other Lenders...................108
         15-9.    Indemnification............................................109
         15-10.   Resignation of Agent.......................................109

 ARTICLE 16: - ACTION BY AGENTS - CONSENTS - AMENDMENTS - WAIVERS:
         16-1.    Administration of Credit Facilities........................110
         16-2.    Actions Requiring or On Direction of Majority Lenders......111
         16-3.    Actions Requiring or On Direction of SuperMajority Lenders.111
         16-4.    Action Requiring Certain Consent ..........................112
         16-5.    Actions Requiring or Directed By Unanimous Consent.........113
         16-6.    Actions Requiring SwingLine Lender Consent.................115
         16-7.    Actions Requiring Term Lender Consent......................115
         16-8.    Actions Requiring Agents' Consent..........................115
         16-9.    Miscellaneous Actions......................................116
         16-10.   Actions Requiring Lead Borrower's Consent..................116
         16-11.   NonConsenting Revolving Credit Lender......................117
         16-12.   Replacement of Delinquent Revolving Credit Lender..........118
         16-13.   The BuyOut:................................................120

ARTICLE 17: -  ASSIGNMENTS BY LENDERS:
         17-1.    Assignments and Assumptions By Revolving Credit Lenders....121
         17-2.    Assignment Procedures......................................121
         17-3.    Effect of Assignment.......................................122
         17-4.    Assignment By Term Lender..................................123

ARTICLE 18: - NOTICES:
         18-1.    Notice Addresses...........................................123
         18-2.    Notice Given...............................................124
         18-3.    Wire Instructions Notice Given.............................124

ARTICLE 19: - TERM:
         19-1.    Termination of Revolving Credit............................125
         19-2.    Actions On Termination.....................................125

ARTICLE 20: - GENERAL:
         20-1.    Protection of Collateral...................................126
         20-2.    Publicity..................................................126
         20-3.    Successors and Assigns.....................................126
         20-4.    Severability...............................................126
         20-5.    Amendments.  Course of Dealing.............................126
         20-6.    Power of Attorney..........................................127
         20-7.    Application of Proceeds....................................127
         20-8.    Increased Costs............................................128
         20-9.    Costs and Expenses of the Agents and Term Lender...........128
         20-10.   Copies and Facsimiles......................................129
         20-11.   Massachusetts Law..........................................129
         20-12.   Consent to Jurisdiction....................................129
         20-13.   Indemnification............................................130
         20-14.   Rules of Construction......................................130
         20-15.   Intent.....................................................132
         20-16.   Participations:............................................132
         20-17.   Right of Set-Off...........................................133
         20-18.   Pledges To Federal Reserve Banks: .........................133
         20-19.   Maximum Interest Rate......................................133
         20-20.   Waivers. ..................................................133

                                    EXHIBITS

         2:2-13.           :........Pricing Grid
         2:2-25            :........Revolving Credit Lenders' Commitments
         3:3-2             :........Term Note
         5:5-2             :........Corporate Information
         5:5-3             :........Trade Names
         5:5-5             :........Locations, Leases, and Landlords
         5:5-7             :........Encumbrances
         5:5-7(c)          :........Equipment Usage Agreement
         5:5-8             :........Indebtedness
         5:5-9             :........Insurance Policies
         5:5-11            :........Capital Leases
         5:5-16            :........Taxes
         5:5-20            :........Litigation
         6:6-4             :........Borrowing Base Certificate
         6:6-5             :........Monthly Financial Reporting Requirements
         6:6-11            :........Financial Performance Covenants
         17:17-2           :........Assignment / Assumption

================================================================================

2001 AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT                            Fleet Retail Finance Inc.
                                             ADMINISTRATIVE AND COLLATERAL AGENT

================================================================================

                                                                    May 10, 2001



         THIS AGREEMENT is made amongst

                   Fleet Retail Finance Inc. (in such capacity, the "Administrative Agent"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as Administrative Agent for the benefit of the (i) the Collateral Agent, (ii) the "Revolving Credit Lenders", who are, at present, those financial institutions identified on the signature pages of this Agreement and any Person who becomes a "Revolving Credit Lender" in accordance with the provisions of Article 17:17-1 of this Agreement and (iii) the Term Lender;

                  and

                  Fleet Retail Finance Inc. (in such capacity, the "Collateral Agent"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as Collateral Agent for the benefit of the Administrative Agent, the Revolving Credit Lenders, and the Term Lender;

         and

                  The Revolving Credit Lenders;

                  and

                  Back Bay Capital Funding LLC (the "Term Lender"), a Delaware Limited Liability Company with offices at 40 Broad Street, Boston, Massachusetts 02109

                  and

                  HomeBase, Inc. (in such capacity, the "Lead Borrower"), a Delaware corporation with its principal executive offices at 3345 Michelson Drive, Irvine, California 92612 as agent for the following (individually, a "Borrower" and collectively, the "Borrowers"):

                           HomeBase, Inc.;

                           HomeClub, Inc. of Texas, a Delaware corporation with its principal executive offices at 3345 Michelson Drive, Irvine, California 92612; and

                           HomeClub,   Inc.,  a  Nevada   corporation  with  its
                           principal executive offices at 3345 Michelson Drive, Irvine, California 92612,

in consideration of the mutual covenants contained herein and benefits to be derived herefrom, and with the intention that this Agreement constitute an amendment and restatement of the 2001 Loan Agreement (as hereinafter defined),



                                   WITNESSETH:
ARTICLE 1: - DEFINITIONS:
         As used herein, the following terms have the following meanings or are defined in the section of this Agreement so indicated:

         "1997 Subordinated Notes": The 5.25% Convertible Subordinated Notes due 2004 issued by the Borrower on or about November 10, 1997 in the aggregate principal amount of up to $100,000,000.

         "1999 Loan  Agreement":  The  December  3,  1999  Loan and  Security
                  Agreement (as amended to date) between (among others) the Agent (then known as "BankBoston Retail Finance Inc.") and the Revolving Credit Lenders referred to therein, on the one hand, and the Lead Borrower and the Borrowers on the other, of which the 2001 Loan Agreement is an amendment and restatement.

         "2001 Loan  Agreement":  The  February  23,  2001 Loan and  Security
                  Agreement (as amended to date) between (among others) the Agent and the Revolving Credit Lenders referred to therein, on the one hand, and the Lead Borrower and the Borrowers on the other, of which this Agreement is an amendment and restatement.

         "Acceleration":   The making of demand or declaration that any
                  Indebtedness, not otherwise due and payable, is due and payable. Derivations of the word "Acceleration" (such as "Accelerate") are used with like meaning in this Agreement.

         "Acceleration Notice":     Written notice as follows:
                           (a) From the  Administrative  Agent to the Collateral
                  Agent and the Revolving Credit Lenders, as provided in Section 14:14-1(a).
                           (b) From the SuperMajority Lenders to the Administrative Agent, as provided in Section 14:14-1(b).
                           (c) From the Term Lender to the Administrative Agent,
                  as provided in Section 14:14-1(c).

         "Account Debtor": Has the meaning given that term in the UCC.

         "Accounts"  and  "Accounts  Receivable"  include,  without  limitation,
                  "accounts" as defined in the UCC, and also all: accounts, accounts receivable, receivables, and rights to payment (whether or not earned by performance) for: property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; services rendered or to be rendered; a policy of insurance issued or to be issued; a secondary obligation incurred or to be incurred; energy provided or to be provided; for the use or hire of a vessel; arising out of the use of a credit or charge card or information contained on or used with that card; winnings in a lottery or other game of chance; and also all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

         "ACH":   Automated clearing house.

         "Adjusted Excess Availability":  The aggregate of (a) Availability plus
                  (b) book cash balances.

         "Administrative Agent":   Defined in the Preamble.

         "Administrative Agent's  Cover":  Defined in Section 13:13-3(c)(i).

         "Administrative Agent's Fee": Is defined in Section 2:2-15.

         "Affiliate":      (a) Each Subsidiary.
                           (b) With respect to any two Persons,  a  relationship
                  in which (i) one holds, directly or indirectly, not less than Twenty Five Percent (25%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or (ii) one has, directly or indirectly, the right, under ordinary circumstances, to vote for the election of a majority of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (iii) not less than Twenty Five Percent (25%) of their respective ownership is directly or indirectly held by the same third Person.
                           (c)  Any  corporation,   limited  liability  company,
                  trust, partnership, joint venture, or other enterprise which: is a parent, brother-sister, subsidiary, or affiliate, of a Borrower; could have such enterprise's tax returns or financial statements consolidated with that Borrower's; could be a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which any Borrower is a member; controls or is controlled by any Borrower.

         "Agent": When not preceded by "Administrative" or "Collateral", the term "Agent" refers collectively and individually to the Administrative Agent and the Collateral Agent.

         "Agents' Rights and Remedies":    Is defined in Section 12:12-7.

         "Applicable  Law":  As  to  any   Person:(i)   All   statutes,   rules,
                  regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, arbitrator's decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, panel, or other body which has or claims jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

         "Appraised Inventory Liquidation Value":    The net recovery, as
          reflected on an Inventory Appraisal, as recoverable on the Borrowers' Inventory in the event of the conduct of a liquidation of the Borrowers' Inventory pursuant to an in-Store liquidation.

         "Appraised Inventory Percentage":  85%.

         "Assigning Revolving Credit Lender":    Defined in Section 17:17-1(a).

         "Assignment and Acceptance":       Defined in Section 17:17-2.

         "Availability":   Unless and until all Term Loan Obligations have been
          paid in full: The least of (a),(b), or (c), and thereafter, the lesser of (a) or (b), where:
                           (a) is the result of
                                    (i)     The Revolving Credit Ceiling
                                            Minus
                                    (ii)    The aggregate  unpaid balance of the
                                            Loan Account
                                            Minus
                                    (iii) The aggregate undrawn Stated Amount of
                                          all then outstanding L/C's.
                                            Minus
                                    (iv)  The  aggregate  of  the   Availability
                                          Reserves.

                           (b) is the result of
                                    (i)     The Revolving Credit Borrowing Base
                                            Minus
                                    (ii)    The aggregate  unpaid balance of the
                                            Loan Account
                                            Minus
                                    (iii) The aggregate undrawn Stated Amount of
                                          all then outstanding L/C's.
                                            Minus
                                    (iv)  The  aggregate  of  the   Availability
                                          Reserves.

                           (c) is the result of
                                    (i)     The Term Loan Borrowing Base
                                            Minus
                                    (ii)    The aggregate  unpaid balance of the
                                            Loan Account
                                            Minus
                                    (iii)   The aggregate undrawn Stated Amount
                                            of all then outstanding L/C's.
                                            Minus
                                    (iv)    The then unpaid principal balance of
                                            the Term Loan and all accrued
                                            but unpaid interest thereon.
                                            Minus
                                    (v)     The aggregate of the Availability
                                            Reserves.

         "Availability Reserves":   Such reserves as the Administrative Agent
                  from time to time determines in the Administrative Agent's discretion as being appropriate to reflect the impediments to the Collateral Agent's ability to realize upon the Collateral.

         "Availability Trigger Event" : Excess Availability is less than
                  $45 Million for five (5) consecutive Business Days.

         "Average Excess Availability": (a) For any Test Month on whose last day there is an unpaid principal balance reflected in the Loan Account on account of loans under the Revolving Credit: The average of Excess Availability based on Excess Availability on each day of that Test Month.
                           (b) For any Test Month not  described  in (a) of this
                  Definition: The aggregate of (i) the average of Excess Availability based on Excess Availability on each day of that Test Month plus (ii) the Borrowers' book cash balances on the last day of that Test Month.

         "Back Bay Capital": Back Bay Capital Funding LLC, a Delaware limited liability company.

         "Bankruptcy Code":   Title 11, U.S.C., as amended from time to time.

         "Base": The Base Rate announced from time to time by Fleet National Bank (or any successor in interest to Fleet National Bank). In the event that said bank (or any such successor) ceases to announce such a rate, "Base" shall refer to that rate or index announced or published from time to time as the Administrative Agent, in good faith, designates as the functional equivalent to said Base Rate. Any change in "Base" shall be effective, for purposes of the calculation of interest due hereunder, when such change is made effective generally by the bank on whose rate or index "Base" is being set.

         "Base Margin Loan": Each Revolving Credit Loan while bearing interest at the Base Margin Rate.

         "Base Margin": The then applicable Base Margin as determined from the applicable Pricing Grid.

         "Base Margin Rate": The aggregate of Base plus the then applicable Base
                  Margin.

         "Blocked Account": Any DDA into which the contents of any other DDA is transferred.

         "Blocked Account Agreement": The Agreement,  styled "Restricted Account
                  Agreement," dated January 10, 2000, amongst Wells Fargo Bank, N.A., the Lead Borrower, and BankBoston Retail Finance Inc., as Agent and any other agreement, in form satisfactory to the Administrative Agent, with the Lock Box Bank, which agreement recognizes the Collateral Agent's security interest in the Collateral and provides that, on notice from the Agent, the Lock Box Bank will forward directly to the Administrative Agent proceeds of all Receivables Collateral from time to time received by the Lock Box Bank.

         "Borrower" and "Borrowers":  Is defined in the Preamble.

         "Borrowing Base Certificate": Is defined in Section 6:6-4.

         "Boston Concentration Account":    Is defined in Section 8:8-2.

         "Business Day": Any day other than (a) a Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts or in Los Angeles, California, generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the principal office of the Administrative Agent is not open to the general public to conduct business.

         "Business Plan": The Borrowers' business plan provided to the Administrative Agent on or about March 19, 2001, and any revision, amendment, or update of such business plan to which the Administrative Agent has provided its written sign-off.

         "BuyOut":  The consummation of a transaction described in Section
                  16:16-13.

         "Capital Expenditures":    The expenditure of funds or the incurrence
                  of liabilities which may be capitalized in accordance with GAAP.

         "Capital Lease": Any lease which may be capitalized in accordance with GAAP.

         "Change in Control":       The occurrence of any of the following:
                           (a) The  failure of the  Parent to own,  beneficially
                  and  of  record,  100%  of the  capital  stock  of  all  other
                  Borrowers.
                           (b) The acquisition,  by any group of persons (within
                  the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange
                  Commission) of 40% or more of the issued and outstanding capital stock of the Parent having the right, under ordinary circumstances, to vote for the election of directors of the Parent.

                           (c) More than half of the persons who were  directors
                  of the Parent on the first day of any period consisting of Twelve (12) consecutive calendar months (the first of which Twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), cease, for any reason other than death or disability, to be directors of the Parent and are not replaced by Directors approved by vote of not less than two thirds of the Directors who are then in office and who either were Directors on the date on which this Agreement was executed or whose election to the Parent's Board was likewise so approved.

         "Chattel Paper":  Has the meaning given that term in the UCC.

         "Collateral":     Is defined in Section 9:9-1.

         "Collateral Agent": Is defined in the Preamble.

         "Collateral Interest": Any interest in property to secure an obligation, including, without limitation, a security interest, mortgage, and deed of trust.

         "Collateral Interest Restrictions":Any restriction to the creation of a Collateral Interest to the extent that such restriction is not made ineffective by UCC9'99 Sections 9-401, 9-406(d), 9-407, 9-408, or 9-409.

         "Consent": Actual consent given by the Lender from whom such consent is sought; or the passage of Seven (7) Business Days from receipt of written notice to a Lender from an Agent of a proposed course of action to be followed by an Agent without such Lender's giving that Agent written notice of that Lender's objection to such course of action, provided that all Agents may rely on such passage of time as consent by a Lender only if such written notice states that consent will be deemed effective if no objection is received within such time period.

         "Consolidated": When used to modify a financial term, test, statement, or report, refers to the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of the Borrowers.

         "Cost":  The lower of (a) or (b), where:
                           (a) is the calculated  cost of purchases,  based upon
                  the Borrowers' accounting practices, known to the Administrative Agent, which practices are in effect on the date on which this Agreement was executed as such calculated cost is determined from: invoices received by the Borrowers; the Borrowers' purchase journal; or the Borrowers' stock ledger.
                           (b) is the cost  equivalent of the lowest ticketed or
                  promoted price at which the subject Inventory is offered to the public, after all mark-downs (whether or not such price is then reflected on the Borrowers' accounting system), which cost equivalent is determined in accordance with the retail method of accounting, reflecting the Borrowers' historic business practices.
                           ("Cost"  does not  include  inventory  capitalization
                  costs or other non-purchase price charges (such as freight) used in the Borrowers' calculation of cost of goods sold).

         "Costs of Collection":  Includes,  without limitation, all attorneys'
                  reasonable fees and reasonable out-of-pocket expenses incurred by any Agent's or the Term Lender's attorneys, and all reasonable out-of-pocket costs incurred by any Agent or the Term Lender in the administration of the Liabilities and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of any Agent or the Term Lender, where such costs and expenses are directly or indirectly related to or in respect of any Agent's or the Term Lender's: administration and management of the Liabilities; negotiation, documentation, and amendment of any Loan Document; or efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or the Agents' Rights and Remedies and/or any of the rights and remedies of any Agent against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). "Costs of Collection" also includes the reasonable fees and expenses of Lenders' Special Counsel. The Costs of Collection are Liabilities, and at the Administrative Agent's option may bear interest at the then effective Base Margin Rate.

         "Credit Card Advance Rate":        85%

         "Current Pay Interest":    Is defined in Section 3:3-4(a)(i)

         "Customer Credit Liability": Gift certificates, customer deposits, merchandise credits, layaway obligations, frequent shopping programs, and similar liabilities of any Borrower to its retail customers and prospective customers.

         "DDA": Any checking or other demand daily depository account maintained by any Borrower.

         "Delinquent Revolving Credit Lender":    Defined in Section 13:13-3(c).

         "Deposit Account": Has the meaning given that term in the UCC.

         "Discontinued Store": A Store which has been permanently closed (as distinguished from its being converted from the HomeBase to the House2Home format).

         "Documents":      Has the meaning given that term in the UCC.

         "Documents of Title":      Has the meaning given that term in the UCC.

         "EligibleAssignee": A bank, insurance company, or company engaged in the business of making commercial loans having a combined capital and surplus in excess of $300 Million or any Affiliate of any Revolving Credit Lender, or any Person to whom a Revolving Credit Lender assigns its rights and obligations under this Agreement as part of a programmed assignment and transfer of such Revolving Credit Lender's rights in and to a material portion of such Revolving Credit Lender's portfolio of asset based credit facilities.

         "Eligible Credit Card Receivables":Accounts which are then payable within not more than six (6) business days on a non-recourse basis from major credit card processors (which, if due on account of a private label credit card program, are deemed in the discretion of the Administrative Agent to be eligible).

         "Eligible Inventory":      The following:
                            (a) Such of a Borrower's Inventory (without duplication of Eligible L/C Inventory ), as to which the Collateral Agent has a perfected security interest which is prior and superior to all security interests, claims, and all Encumbrances other than any Permitted Encumbrances which is not a Special Permitted Encumbrance (i.e. Inventory which is subject to any Special Permitted Encumbrance does not constitute "Eligible Inventory"). "Eligible Inventory" does not include: any non-merchandise inventory (such as labels, bags, and packaging materials); damaged goods; return to vendor merchandise; packaways; consigned inventory; and other similar categories of Goods.
                            (b)     Eligible L/C Inventory.

         "Eligible L/C Inventory":    Inventory (without duplication of Eligible
                                      Inventory), the purchase of which is
                                      supported by a documentary L/C then having an initial expiry of Sixty (60) or less days (as determined either empirically or through a commercially reasonable estimation process), provided that the
                                      Agent has received a customs brokers
                                      agreement in form reasonably satisfactory to the Agent.

         "Eligible Lease": A real estate leasehold interest as to which all of the Eligible Leasehold Parameters are satisfied.

         "Eligible Leasehold Parameters":   The following:
                           (a) The  subject  leasehold  interest is created by a
                  written lease in which a Borrower is the lessee (a true copy of which, with all amendments, has been delivered to the Administrative Agent).
                           (b) The real estate on which the relevant  leasehold
                  has been created is not owned by the Lead Borrower (or any Subsidiary of the Lead Borrower).
                           (c) The lease which creates such  leasehold  interest
                  satisfies each of the following conditions as determined by the Administrative Agent (acting on instruction of the Term Lender):
                                   (i) Such lease does not include any of the
                           following:
                                             (A)  Any  prohibition to its being
                                   the subject of a leasehold mortgage.
                                             (B) Any requirement for the consent
                                   of the lessor or the lessor's  mortgagee for
                                   the   subject lessee's   execution   of  a
                                   leasehold mortgage.
                                             (C) Any requirement for the consent
                                   of such lessor or the lessor=s  mortgagee to
                                   the  enforcement or the  foreclosure on such
                                   leasehold mortgage.
                                   (ii) Such lease does not include any
                           provision, the effect of which would be to prohibit the assignment of the leasehold interest created by such lease in the event of the foreclosure of such leasehold mortgage or which would condition such assignment  on  the  consent  of the lessor
                           or the lessor's mortgagee.
                                   (iii)  Such  lease  does  not   include  any
                           provision which permits the lessor to recapture the demised premises or to terminate such lease pursuant to a "go-dark" or similar provision on account of the subject lessee's having closed the subject premises for the conduct of a retail business for a period of less than 360 days.
                           (d) Such leasehold has been appraised by a third party appraiser acceptable to the Administrative Agent and the Term Lender and title insurance, environmental studies, and other real estate requirements, as reasonably determined by the Agent and the Term Lender, have been delivered or otherwise satisfied, including, but not limited to, those items which would be required if any Agent or the Term Lender were subject to compliance with the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (commonly referred to as "FIRREA").
                           (e) The  Leasehold  FLV of such lease,  on the day on
                  which reference is being made to such Leasehold FLV, is not less than $350,000.00.
                           (f) A leasehold  mortgage has been filed with respect
                  to such lease, such that the Collateral Agent has a perfected first-priority lien in such lease, subject only to Permitted Encumbrances (if any) but not subject to any Special Permitted Encumbrance (i.e. such leasehold mortgage is not subject to any Special Permitted Encumbrances).
                           (g) A Borrower  then operates a Store on the relevant
                  demised premise, which Store is in operation (or has been temporarily closed solely to convert that Store from the HomeBase format to the House2Home format).
                           (h) The Borrower  which is the lessee of the relevant
                  lease is in compliance with the representations, warranties and covenants set forth in the relevant leasehold mortgage.
                           (i) The  Borrower  has not received any notice of the
                  initiation, pendency, or completion of the foreclosure of the relevant lessor's interest in the demised premises.

         "Eligible Real Estate": Such of the Lead Borrower's real estate, designated from time to time by the Lead Borrower as Eligible Real Estate, as to which the Eligible Real Estate Parameters are satisfied.

         "Eligible Real Estate Parameters":
                           (a) The subject real estate is owned
                  by (but not leased to) the Lead Borrower (or a Subsidiary of the Lead Borrower) in fee simple title.
                           (b) Such parcel of Real Estate has been  appraised by
                  a third party appraiser acceptable to the Administrative Agent and the Term Lender and title insurance, environmental studies, and other real estate requirements, as reasonably determined by the Agent and the Term Lender, have been satisfied, including, but not limited to, those items which would be required if any Agent or the Term Lender were subject to compliance with the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (commonly referred to as "FIRREA").
                           (c) A mortgage in form reasonably satisfactory to the
                  Collateral Agent has been filed with respect to such real estate and the Collateral Agent's mortgage and security interests in such parcel of real estate have been perfected such that Agent has a perfected first-priority lien in such real estate, subject only to Permitted Encumbrances (if any) but not subject to any Special Permitted Encumbrance (i.e. such mortgage (or its functional equivalent) is not subject to any Special Permitted Encumbrances).
                           (d) The Lead Borrower (or the  Subsidiary  which owns
                  the subject real estate) is in compliance with the representations, warranties and covenants set forth in the mortgage (or its functional equivalent ) relating to such parcel of real estate.

         "Employee Benefit Plan":  As defined in ERISA.

         "Encumbrance":    Each of the following:
                           (a) A  Collateral  Interest or agreement to create or
                  grant a Collateral Interest; the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.
                           (b) The filing of any financing  statement  under the
                  UCC or comparable law of any jurisdiction, which filing has been authorized by a Borrower.

         "End Date":  The date upon which both (a) all Liabilities have been paid in full and (b) all obligations of any Lender to make loans and advances and to provide other financial accommodations to the Borrowers hereunder shall have been irrevocably terminated.

         "Environmental Laws":     All of the following:
                           (a) Applicable Law which  regulates or relates to, or
                  imposes any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect.
                           (b) The common law  relating  to damage to Persons or
                  property from Hazardous Materials.

         "Equipment": Includes,  without  limitation,  "equipment" as defined in the  UCC,  and  also  all  furniture,  store  fixtures,  motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Borrower's business, and any and all accessions or additions thereto, and substitutions therefor.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate": Any Person which is under common control with a Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes any Borrower and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

         "Eurodollar Business Day": Any day which is both a Business Day and a day on which the principal market in Eurodollars in which Fleet National Bank participates is open for dealings in United States Dollar deposits.

         "Eurodollar Loan": Any Revolving Credit Loan which bears interest at a
                  Eurodollar Rate.

         "Eurodollar Margin": The then applicable Eurodollar Margin as determined from the Pricing Grid.

         "Eurodollar Offer Rate": That rate of interest (rounded upwards, if necessary, to the next 1/100 of 1%) determined by the Administrative Agent to be the highest prevailing rate per annum at which deposits on U.S. Dollars are offered to Fleet National Bank, by first-class banks in the Eurodollar market in which Fleet National Bank participates at or about 10:00AM (Boston Time) Two (2) Eurodollar Business Days before the first day of the Interest Period for the subject Eurodollar Loan, for a deposit approximately in the amount of the subject loan for a period of time approximately equal to such Interest Period.

         "Eurodollar Rate":  That per annum rate (calculated  based on a 360 day year and actual days elapsed) which is the aggregate of the Eurodollar Offer Rate plus the Eurodollar Margin except that, in the event that the Administrative Agent determines that any Revolving Credit Lender may be subject to the Reserve Percentage, the "Eurodollar Rate" shall mean, as to such Revolving Credit Lender, with respect to any Eurodollar Loans then outstanding (from the date on which that Reserve Percentage first became applicable to such loans), and with respect to all Eurodollar Loans thereafter made, an interest rate per annum equal the sum of (a) plus (b), where:
                        (a) is the decimal equivalent of the following fraction:

                              Eurodollar Offer Rate
                           --------------------------
                           1 minus Reserve Percentage

                        (b) is the applicable Eurodollar Margin.

         "Events of Default":       Is defined in Article 11:.

         "Excess Availability": The result of Availability minus: (a) all then held checks (if any); (b) accounts payable which are not being disputed in good faith and which are beyond credit terms then accorded the Borrowers; (c) overdrafts; and (d) any then unpaid charges to the Loan Account.

         "Exempt DDA": A depository account maintained by any Borrower, the only contents of which may be transfers from the Operating Account and actually used solely (i) for petty cash purposes; or (ii) for payroll.

         "Farm Products":  Has the meaning given that term in the UCC.

         "Fee Letter": That letter dated on or about December 1, 2000 and styled "Fee Letter" between the Lead Borrower and the Agent, as such letter may from time to time be amended.

         "Fiscal": When followed by "month" or "quarter", the relevant fiscal period based on the Borrowers' fiscal year and accounting conventions (e.g. reference to the Borrowers' "Fiscal June, 2002" is to the Borrowers= fiscal month of June in the calendar year 2002). When followed by reference to a specific year, the fiscal year which ends in a month of the year to which reference is being made (e.g. if the Borrowers' fiscal year ends in January 2001 reference to that year would be to the Borrowers' "Fiscal 2001").

         "Fixtures":       Has the meaning given that term in the UCC.

         "FRFI":  Fleet Retail Finance Inc.

         "GAAP":     Principles which are consistent with those promulgated or
                  adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made, provided, however, in the event of a Material Accounting Change, then unless otherwise specifically agreed to by the Administrative Agent, (a) the Borrowers' compliance with the financial performance covenants imposed pursuant to
                  Section 6:6-11 shall be determined as if such Material Accounting Change had not taken place and (b) the Lead Borrower shall include, with its monthly, quarterly, and annual financial statements a schedule, certified by the Lead Borrower's chief financial officer, on which the effect of such Material Accounting Change on that statement shall be described.

         "General Intangibles":    Includes,   without   limitation,    "general
                  intangibles" as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to any Borrower; credit memoranda in favor of any Borrower; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of any Borrower to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of any Borrower in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by any Borrower or credit extended or services performed, by any Borrower, whether intended for an individual customer or the general business of any Borrower, or used or useful in connection with research by any Borrower.

         "Goods": Has the meaning  given that term in the UCC, and also includes all things movable when a security interest therein attaches and also all computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the goods in such manner that it customarily is considered part of the goods or (ii) by becoming the owner of the goods, a Person acquires a right to use the program in connection with the goods.

         "Hazardous Materials":     Any (a) substance which is defined or
                  regulated as a hazardous material in or under any Environmental Law and (b) oil in any physical state.

         "House2Home Conversion": The conversion of the Borrowers" principal line of business from that it which it had been engaged at the execution of the 1999 Loan Agreement to the "House2Home - The Incredible Decorating Store" concept as outlined in the Business Plan.

         "Indebtedness":   All indebtedness and obligations of or assumed by any
                  Person on account of or in respect to any of the following:
                           (a) In  respect  of  money  borrowed  (including  any
                  indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money.
                           (b) In  connection  with  any  letter  of  credit  or
                  acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated).
                           (c) In  connection  with  the  sale  or  discount  of
                  accounts receivable or chattel paper of such Person.
                           (d) On account of deposits or advances  which  create
                  an obligation, on the part of a Borrower, to repay or credit such deposit or advance.
                           (e) As lessee under Capital Leases.
                           (f) In  connection   with  any  sale  and  leaseback
                  transaction which results in a Capital Lease on which any Borrower is obligated.
                                    "Indebtedness" also includes:
                                            (x)  Indebtedness  of others secured
                                    by an  Encumbrance  on  any  asset  of  such
                                    Person,  whether or not such Indebtedness is
                                    assumed by such Person.
                                            (y)   Any   guaranty,   endorsement,
                                    suretyship or other undertaking  pursuant to
                                    which  that  Person may be liable on account
                                    of any obligation of any third party.
                                            (z)    The    Indebtedness    of   a
                                    partnership or joint venture for which such Person is liable as a general partner or joint venturer.

         "InDefault":  Any  occurrence,  circumstance,  or state  of facts  with respect to a Borrower which (a) is an Event of Default; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not absolutely cured within any applicable grace period.

         "Indemnified Person":      Is defined in Section 20:20-13.

         "Instruments":    Has the meaning given that term in the UCC.

         "Interest Payment Date":   With reference to:
                           Each  Eurodollar  Loan:  The last day of the Interest
                  Period relating thereto (and on the last day of month three for any such loan which has a six month Interest Period); the Termination Date; and the End Date.
                           Each Base Margin Loan: The first day of each month;
                  the Termination Date; and the End Date.

         "Interest Period":         The following:
                           (a) With respect to each Eurodollar Loan:  Subject to
                  Subsection (c), below, the period commencing on the date of the making or continuation of, or conversion to, the subject Eurodollar Loan and ending one, two, three, or six months thereafter, as the Lead Borrower may elect by notice (pursuant to Section 2:2-7) to the Administrative Agent.
                           (b) With respect to each Base Margin Loan: Subject to
                  Subsection (c), below, the period commencing on the date of the making or continuation of or conversion to such Base Margin Loan and ending on that date (i) as of which the subject Base Margin Loan is converted to a Eurodollar Loan, as the Lead Borrower may elect by notice (pursuant to Section 2:2-7) to the Administrative Agent, or (ii) on which the subject Base Margin Loan is paid by the Borrowers.
                           (c)      The  setting of  Interest  Periods is in all
                                    instances subject to the following:
                                    (i) Any Interest Period for a Base Margin
                           Loan which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day.
                                    (ii) Any  Interest  Period for a  Eurodollar
                           Loan which would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day, unless that succeeding Eurodollar Business Day is in the next calendar month, in which event such Interest Period shall end on the last Eurodollar Business Day of the month during which the Interest Period ends.
                                    (iii) Subject to Subsection (iv), below, any
                           Interest Period applicable to a Eurodollar Loan, which Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends, shall end on the last Eurodollar Business Day of the month during which that Interest Period ends.
                                    (iv)  Any   Interest   Period   which  would
                           otherwise end after the Termination Date shall end on the Termination Date.
                                    (v) The number of Interest Periods in effect
                           at any one time is subject to Section 2:2-13(d) hereof.

         "Inventory": Includes, without limitation, "inventory" as defined in the UCC and also all: (a) Goods which are leased by a Person as lessor; are held by a Person for sale or lease or to be furnished under a contract of service; are furnished by a Person under a contract of service; or consist of raw materials, work in process, or materials used or consumed in a business; (b) Goods of said description in transit; (c) Goods of said description which are returned, repossessed and rejected; (d) packaging, advertising, and shipping materials related to any of the foregoing; (e) all names, marks, and General Intangibles affixed or to be affixed or associated thereto; and (f) Documents and Documents of Title which represent any of the foregoing.

         "Inventory Advance Rate":  70%.

         "Inventory  Appraisal":   An  appraisal  of  the  Borrowers'  Inventory
                  undertaken at the request of the Agent, by a Nationally Recognized Inventory Appraiser acceptable to the Administrative Agent, using a methodology comparable to that employed by Gordon Brothers in the preparation of its appraisal of the Borrowers' Inventory dated on or about October 25, 2000.

         "Inventory Reserves": Such Reserves as may be established from time to time by the Administrative Agent in the Administrative Agent's discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the market value of the Eligible Inventory.

         "Investment Property":     Has the meaning given that term in the UCC.

         "Issuer":         The issuer of any L/C.

         "L/C": Any letter of credit, the issuance of which is procured by the Administrative Agent for the account of any Borrower and any acceptance made on account of such letter of credit.

         "L/C Landing Costs": To the extent not included in the Stated Amount of an L/C, customs, duty, freight, and other out-of-pocket costs and expenses which will be expended to "land" the Inventory, the purchase of which is supported by such L/C.

         "Lead Borrower":  Is referred to in the Preamble.

         "Lease": Any lease or other agreement, no matter how styled or structured, pursuant to which a Borrower is entitled to the use or occupancy of any space.

         "Leasehold FLV": The forced  liquidation  appraised  value of
                  Eligible Leases, as determined from time to time by a real estate lease appraiser reasonably satisfactory to the Administrative Agent and the Term Lender and using a methodology which is reasonably satisfactory to the Administrative Agent and the Term Lender.

         "Lender": Collectively and each individually, each Revolving Credit
                  Lender and the Term Lender.

         "Lenders'Special Counsel":  Collectively, a single counsel, selected by
                  Revolving Credit Lenders holding more than 51% of the Loan Commitments (other than any Loan Commitments held by Delinquent Revolving Credit Lenders) following the occurrence of an Event of Default and a single counsel, selected by the Term Lender following the occurrence of an Event of Default respectively to represent the respective interests of the Revolving Credit Lenders and the Term Lenders in connection with the enforcement, attempted enforcement, or preservation of any rights and remedies under this, or any other Loan Document, as well as in connection with any "workout", forbearance, or restructuring of the credit facility contemplated hereby.

         "Letter-of-Credit Right": Has the meaning given that term in UCC 9'99 and also refers to any right to payment or performance under an L/C, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

         "Liabilities":    Includes, without limitation, the following:
                  (a) All and each of the following, whether now existing or hereafter arising under this Agreement or under any of the other Loan
         Documents:
                           (i) Any  and all  direct  and  indirect  liabilities,
                  debts, and obligations of each Borrower to any Agent or any Lender, each of every kind, nature, and description.
                           (ii) Each  obligation  to repay  any  loan,  advance,
                  indebtedness, note, obligation, overdraft, or amount now or hereafter owing by any Borrower to any Agent or any Lender (including all future advances whether or not made pursuant to a commitment by any Agent or any Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which any Agent or any Lender may hold against any Borrower.
                           (iii)  All  notes  and  other   obligations  of  each
                  Borrower now or hereafter assigned to or held by any Agent or any Lender, each of every kind, nature, and description.
                           (iv)  All  interest,  fees,  and  charges  and  other
                  amounts which may be charged by any Agent or any Lender to any Borrower and/or which may be due from any Borrower to any Agent or any Lender from time to time, including, without limitation, any interest accruing after the filing of a petition by or against any Borrower under the Bankruptcy Code, regardless of whether such interest is an allowed claim under the Bankruptcy Code).
                           (v) All costs and  expenses  incurred  or paid by any
                  Agent or any Lender in respect of any agreement between any Borrower and any Agent or any Lender or instrument furnished by any Borrower to any Agent or any Lender (including, without limitation, Costs of Collection, attorneys' reasonable fees, and all court and litigation costs and expenses).
                           (vi) Any and all  covenants  of each  Borrower  to or
                  with any Agent or any Lender and any and all obligations of each Borrower to act or to refrain from acting in accordance with any agreement between that Borrower and any Agent or any Lender or instrument furnished by that Borrower to any Agent or any Lender.
                           (vii) Each of the  foregoing as if each  reference to
                  the " any Agent or any Lender" were to each Affiliate of the Administrative Agent.

                  (b) Any and all direct or indirect liabilities, debts, and obligations of each Borrower to any Agent or any Affiliate of any Agent, each of every kind, nature, and description owing on account of any service or accommodation provided to, or for the account of any Borrower pursuant to this or any other Loan Document, including cash management services and the issuances of L/C's.


         "Liquidation": The exercise,  by the Collateral  Agent, of those rights accorded to the Collateral Agent under the Loan Documents as a creditor of the Borrowers following and on account of the occurrence of an Event of Default looking towards the realization on the Collateral. Derivations of the word "Liquidation" (such as "Liquidate") are used with like meaning in this Agreement.

         "Loan Account":   Is defined in Section 2:2-10.

         "Loan Commitment": With respect to each Revolving Credit Lender, that respective Revolving Credit Lender's Revolving Credit Dollar Commitment, except that following the termination of any affirmative obligation on the part of the Revolving Credit Lenders to provide loans and financial accommodations under the Revolving Credit, the term shall refer, with respect to each Revolving Credit Lender, to the aggregate of that Revolving Credit Lender's pro rata share of the Loan Account and its obligation to cover any honoring of any L/C's then outstanding.
                                    With  respect to the Term  Lender,  the then
                  unpaid principal balance of the Term Loan, it being understood that the Term Lender is not under any obligation, after its making of the Term Loan, to make any further loans or advances to the Borrowers.

         "Loan Documents": This Agreement, each instrument and document executed and/or delivered pursuant to the 2001 Loan Agreement, the 1999 Loan Agreement, or as contemplated by Article 4:, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby.

         "Lock Box Bank": That bank to which the Borrowers concentrate proceeds of the Borrowers= sales, which, at the execution of this Agreement, is Wells Fargo Bank, N.A.

         "Majority Lenders": Lenders (other than Delinquent Revolving Credit
                  Lenders)  holding 51% or more of the Loan Commitments
                  (other than any Loan Commitments held by Delinquent Revolving Credit Lenders).

         "Material Accounting Change":   Any  change  in  GAAP   applicable  to
                  accounting periods subsequent to the Borrowers' fiscal year most recently completed prior to the execution of this Agreement, which change has a material effect on the Borrowers' Consolidated financial condition or operating results, as reflected on financial statements and reports prepared by or for the Borrowers, when compared with such condition or results as if such change had not taken place or where preparation of the Borrowers' statements and reports in compliance with such change results in the breach of a financial performance covenant imposed pursuant to Section 6:6-11 where such a breach would not have occurred if such change had not taken place or visa versa.

         "Material Adverse Change":  Subject to the  proviso at the foot of this
                  Definition, any event, fact, circumstance, change in, or effect on, the business of, any Borrower which, individually or in the aggregate or on a cumulative basis with any other circumstances, changes in, or effects on, the Borrowers or the Collateral taken as a whole:
                           (a) Is, or would reasonably be expected to be, materially adverse to the business, operations, assets or liabilities (including, without limitation, contingent liabilities), results of operations or the financial condition of the Borrowers, when taken as a whole; or
                           (b) Would reasonably be expected to materially adversely affect the ability of the Borrowers taken as a whole to operate or conduct business in all material respects in the manner in which they are currently operated or conducted by the Borrowers taken as a whole (after giving effect to the House2Home Conversion as reflected in the Business Plan) or to perform their obligations under the Loan Documents; or
                           (c) Would  reasonably  be expected to have a material
                  adverse effect or result in a material adverse change in the value, enforceability, collectibility or the nature of the Collateral. Provided, however, (x) no adverse effect of the House2Home Conversion which is reflected in the Business Plan (but not otherwise) shall be considered in the determination of whether a "Material Adverse Change" has taken place and (y) the closing down of the retail operations of HomeClub Inc., of Texas in accordance with the Business Plan shall not constitute a "Material Adverse Change".

         "Material Adverse Effect": A result, consequence, or outcome with respect to the Borrowers which constitutes a Material Adverse Change.

         "Maturity Date":   November 30, 2004.

         "Minimum Excess Availability Breach": Excess Availability is  less than
                  $25 Million.

         "Nationally Recognized Inventory Appraiser:" An inventory appraiser which engages in a national practice of the appraisal of retail inventory.

         "Nationally Recognized Inventory Liquidator": An inventory liquidator which engages in a national practice of the liquidation of retail inventory.

         "New Store": A Store which, on the Second Restatement Date, was not operated by any Borrower under either the HomeBase or the House2Home concept and was not then dark on account of its undergoing conversion from the HomeBase to the House2Home concept.

         "Nominee": A business entity (such as a corporation or limited partnership) formed by the Collateral Agent to own or manage any Post Foreclosure Asset.

         "Operating Account":       Is defined in Section 8:8-2.

         "OverLoan": A loan, advance, or providing of credit support (such as the issuance of any L/C) to the extent that, immediately after its having been made, Availability is less than zero.

         "Parent": HomeBase, Inc.

         "Participant": Is defined in Section 20:20-16, hereof.

         "Payment Intangible": Has the meaning given that term in UCC 9'99 and also refers to any general intangible under which the Account Debtor's primary obligation is a monetary obligation.

         "Permitted Affiliate Transactions":Each of the following:
                           (a) The sale of goods and services for a price and
                  on terms which are
                                   (i) competitive  and fully  deductible as an
                  "ordinary  and  necessary   business   expense"  and/or  fully
                  depreciable under the Internal Revenue Code of 1986 and the Treasury Regulations, each as amended; and
                                   (ii)  no  less  favorable  to  that  selling
                  Borrower than those which would have been charged and imposed in an arms length transaction.
                           (b) A transaction  in which there is no  Consolidated
                  gain or loss to any party to such transaction.
                           (c)  Loans  to  Affiliates  which  are  permitted  by
                  Section 5:5-22.

         "Permitted Encumbrances":  The following:
                  (a)  Encumbrances in favor of the Collateral Agent.
                  (b) Those Encumbrances (if any) listed on Exhibit 4:4-7 annexed to the 2001 Loan Agreement and which, for ease of reference, is annexed hereto as EXHIBIT 5:5-7.
                  (c) Liens securing the payment of taxes, either not yet overdue or the validity of which are being contested as permitted by
          Section 5:5-16(b) of this Agreement.
                  (d) Non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of a Borrowers' business to the extent: such liens secure obligations which are not overdue or such liens secure obligations relating to claims liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or are being contested in good faith by appropriate proceedings diligently pursued and available to a Borrower, in each instance prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on the Borrowers' books.
                  (e) Encumbrances on properties consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which a Borrower is a party, and other minor liens or encumbrances none of which interferes materially with the use of the property affected in the ordinary conduct of the business of that Borrower.
                  (f)  Deposits  under  workmen's compensation,   unemployment
          insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds arising in the ordinary course of business.
                  (g) Landlord's liens by operation of law where waivers have not been obtained.
                  (h) Purchase money security interests (as defined in the UCC) in Equipment permitted by Section 5:5-7(c).
                  (i) Interests of lessors under Capital Leases.
                  (j) Liens arising on account of the transfer of an interest in Accounts or notes receivable, which transfer qualifies as a sale under GAAP.
                  (k) Liens consisting of security deposits made by a Borrower.
                  (l) Encumbrances on Inventory which, when aggregated with the Cost of Inventory consigned to any Borrower, do not exceed four percent(4%) of the Cost of all of the Borrowers' Inventory at any time.
                  (m) The Special Permitted Encumbrances.
          The  inclusion of any of the  foregoing  as a  "Permitted
          Encumbrance" shall not affect its relative priority vis a vis any Collateral Interest created by a Borrower in favor of the Collateral Agent.

         "Permitted Indebtedness":  The following:
                           (a) Indebtedness under this Agreement.
                           (b) Indebtedness described on EXHIBIT 5:5-8, annexed
                  hereto.
                           (c) Indebtedness on account of a Permitted Real
                  Estate Transaction.
                           (d) Indebtedness secured solely by a Permitted
                  Encumbrance.
                           (e) Indebtedness on account of the termination of the
                  Borrower's private label credit card program to take effect on or about July 15, 2001, provided that the discount in connection with such termination does not exceed five percent (5%) of the aggregate balance then owed by cardholders in that program.
                           (f) Contingent obligations on account of endorsements
                  of instruments for deposit or collection in the ordinary course.
                           (g) Contingent  obligations  consisting of unsecured
                  guaranties, and other arrangements which have the functional effect of a guaranty, of another Borrower or of any Subsidiary of any Borrower.
                           (h) Permitted SubDebt.
                           (i) Indebtedness to any Affiliate.
                           (j) Capitalized Lease obligations, not to exceed $30
                  Million outstanding at any one time.

         "Permitted  Intercompany  Loans":  Loans  (not  to  exceed  $500,000.00 outstanding at any one time) in cash by a Borrower to a Permitted Subsidiary, the proceeds of which may be used solely for on going working capital purposes of such Permitted Subsidiary.

         "Permitted  Investments":  Each of the  following,  provided that it is held by the Parent; is subject to the prior perfected security interest of the Collateral Agent; and is denominated in United States Dollars:
                           (a) Short-term obligations of, or fully guaranteed
         by, the United States of America; or its agencies.
                           (b) Commercial  paper rated A-2 or better by Standard
                  and Poor's Corporation or P-2 or better by Moody's Investors Service, Inc. and securities commonly known as "short-term bank notes" issued by any Revolving Credit Lender denominated in United States dollars which at the time of purchase have been rated and the ratings for which are not less than P-2 if rated by Moody's Investors Services, Inc., and not less than A-2 if rated by Standard and Poor's Corporation.
                           (c)  Demand  deposit   accounts   maintained  in  the
                  ordinary  course of  business.
                           (d)  Certificates  of deposit  issued by and time
                  deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000.
                           (e)  Municipal securities rated "A" or better
                  as rated by Standard and Poor's Corporation or Moody's Investors Service, Inc. and municipal securities mutual funds which have a weighted average life of less than two (2) years.
                           (f) Corporate debt securities  rated "A" or better as
                  rated by Standard and Poor's Corporation or Moody's Investors Service, Inc. which mature within two (2) years from the date the Investment is made by the Borrower or any of its Subsidiaries.
                           (g) Asset or mortgage backed  securities rated "A" or
                  better as rated by Standard and Poor's Corporation or Moody's Investors Service, Inc. with an average life less than two (2) years; provided that after giving effect to any such Investment, the aggregate cost of all such Investments does not exceed $25,000,000.
                           (h) Auction  rate  securities  rated "A" or better as
                  rated by Standard and Poor's Corporation or Moody's Investors Service, Inc.; provided that after giving effect to any such Investment, the aggregate cost of all such Investments does not exceed $25,000,000.
                           (i)  Repurchase  agreements  relating  to a  security
                  which is rated "A" or better as rated by Standard and Poor's Corporation or Moody's Investors Service, Inc. that mature within two (2) years from the date the Investment is made by the Borrower or any of its Subsidiaries; provided that after giving effect to any such Investment, the aggregate cost of all such Investments does not exceed $25,000,000.
                           (j)  Municipal  securities  rated  "SP2" or better by
                  Standard and Poor's Corporation or "MIG2" or better by Moody's Investors Service, Inc. with an average life of less than two
                  (2) years; provided, that after giving effect to any such Investment, the aggregate cost of all such Investments does not exceed $25,000,000.
                           (k) Money market  mutual funds  regulated by SEC rule
                  2a-7 (17 CFR  270.2a-7)  under the  Investment  Company Act of
                  1940.
                           (l) Insurance company guaranteed investment contracts
                  or funding agreements with insurers rated A-2 or better by Standard and Poor's Corporation.
                           (m) Bond mutual funds  investing in securities  rated
                  "A" or better by Standard and Poor's Corporation which have a weighted average life of two (2) years or less.


         "Permitted Merger":        Each of the following:
                           (a) A merger or  consolidation  of one Borrower  into
                  another, not less than thirty (30) days prior written notice of which (with reasonable particularity as to the facts and circumstances thereof) has been provided to the Administrative Agent where, immediately following the consummation of such merger or consolidation, the resultant corporation remains a "Borrower" and is in compliance with all provisions of this Agreement.
                           (b) A  merger  of the  Special  Subsidiary  into  the
                  Parent solely in connection with the consummation of a Permitted Name Change.

         "Permitted Name Change":   A change to the Parent's name to House2Home,
                  Inc. where each of the following conditions is satisfied:
                           (a) Not less than twenty one (21) days prior  written
                  notice of such change is given to the Administrative Agent.
                           (b) Not less than five (5) business days prior to the
                  effectiveness of such change,
                                    (i) Each  Borrower  shall have  executed and
                         delivered  to  the  Administrative  Agent,  all  such
                         instruments,    documents,    and   papers   as   the
                         Administrative  Agent may request in order to protect
                         and  maintain  the   perfection  of  the   Collateral
                         Interests of the Collateral Agent in the Collateral.
                                    (ii)  Counsel to the  Borrowers,  shall have
                         delivered to the Administrative Agent its opinion (in form reasonably satisfactory to the Administrative
                         Agent)  which  concludes  that,   provided  that  the
                         Administrative   Agent  causes   those   instruments,
                         documents,  and papers which are described in Section
                         (b)(i)  of  this  Definition  and  those   additional
                         instruments (if any) described in such opinion (with specimens thereof annexed to such opinion) to be filed with those filing offices specified in such opinion within four (4) months after such effective date the Collateral Agent=s Collateral Interests in the Collateral shall remain perfected to the extent that perfection can be accomplished by the filing of a financing statement with the appropriate filing office(s).

         "Permitted Protective OverAdvance": Defined in Section 16:16-3(a).

         "Permitted Real Estate Transaction": A transaction which is described in (a) and (b) of this Definition.
                           (a)  The   sale,   mortgaging   (or  its   functional
                  equivalent), or sale and leaseback of any real estate owned by a Borrower (or a Permitted Subsidiary), where each of the following conditions is satisfied:
                                    (i) On the date on which the relevant
                      Borrower (or such Permitted   Subsidiary, if   applicable)
                      becomes contractually  obligated  to  consummate  the
                      subject transaction,   no  Borrower  is  in  Default  and
                      no Borrower will become In Default as a result of such transaction.
                                    (ii)  On  the  date  on  which  the  subject
                      transaction is  consummated,  (i) such real estate is
                      not then  designated by the Lead Borrower as Eligible
                      Real Estate and (ii) no OverLoan will result on account of the consummation of such transaction.
                                    (iii) If the subject  transaction  is a sale
                      of  the  fee  interest  in  any  real   estate,   the
                      requirements of Section  5:5-15(b) have been met. (b)
                      The assignment or subletting of the lease for a Discontinued Store where the net proceeds of any such assignment or subletting are treated as Receipts and where a Collateral Interest is granted to the Collateral
                      Agent   (pursuant  to   documentation   which  is
                      reasonably  satisfactory  to  the  Collateral  Agent)  in
                      any payment   obligation   which   arises   out  of  the
                      subject transaction.

         "Permitted Repurchase:" Either of the following ((a) or (b)) which occurs after May 31, 2002:
                           (a) A purchase or repurchase, by the Parent of its
                  capital stock with proceeds received from the issuance of new shares of the Parent's capital stock.
                           (b) Any of the following, provided that each of the
                  Permitted Repurchase Conditions is satisfied:
                                    (i) A purchase or repurchase, by the Parent,
                         of any of its capital stock other than as described in (a) of this Definition.
                                    (ii) A purchase, repurchase,  retirement, or
                         repayment   of   principal,   of  any  of  the   1997
                         Subordinated Notes,
                                    (ii) A repurchase of stock options issued by
                         the Parent pursuant to a program adopted by the Parent's Directors.

         "Permitted  Repurchase  Conditions":  Refers  to (a) If the  Term  Loan
                  Retirement has not taken place and to (b) at all times thereafter.
                           (a) The furnishing to the Administrative Agent of not
                  less than seven (7) nor more than ten (10) days prior written notice (with reasonable particularity) of the subject event, which written notice is accompanied by
                                    (i)  Certification  that there was Threshold
                         Excess Availability for each of the thirty (30) days prior to the date on which such notice is given.
                                    (ii) A pro forma  forecast  of  Availability
                         for the twelve (12) Fiscal months (commencing with the first day of the Fiscal month during which such notice is given) which reflects that Threshold Excess Availability will be achieved at all times during such twelve (12) month period, which pro forma forecast shall have been prepared using a methodology which is reasonably satisfactory to the Agent.
                           (b) The following:
                                    (i)  The  furnishing  to the  Administrative
                         Agent of written notice on the date on which the subject event took place.
                                    (ii) Excess Availability,  immediately after
                         such  event  was  not  less  than  Threshold   Excess
                         Availability.

         "Permitted Subsidiary":  A wholly owned subsidiary of the Parent (other than a "Borrower"  at the execution of this  Agreement)  where
                  (a), (b), or (c) of this Definition is satisfied:
                           (a) The assets of such  subsidiary,  when  aggregated
                  with all other subsidiaries other than those governed by (b) of this Definition, are less than $1,000,000.00.
                           (b) Such  subsidiary  has  become a  "Borrower"  or a
                  guarantor of the Liabilities and has granted to the Collateral Agent, for the benefit of the Lenders perfected first-priority Collateral Interests in all of its assets (subject only to any applicable Collateral Interest Restrictions and Permitted Encumbrances) to secure its obligations so undertaken, all by its execution and delivery to the Administrative Agent of such documentation as is reasonably satisfactory to the Administrative Agent.
                           (c) Such subsidiary is the Special Subsidiary.

         "Permitted SubDebt": The following Indebtedness:
                           (a) Indebtedness evidenced by the 1997 Subordinated
                  Notes.
                           (b)  Indebtedness  subordinated  to  the  Liabilities
                  pursuant   to   written   agreement    satisfactory   to   the
                  Administrative Agent.

         "Person": Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

         "PIK Interest":   Defined in Section 3:3-4(a)(ii).

         "Post Foreclosure Asset": All or any part of the Collateral, ownership of which is acquired by the Collateral Agent or a Nominee on account of the "bidding in" at a disposition as part of a Liquidation or by reason of a "deed in lieu" type of transaction.

         "Pricing Grid": Set out in EXHIBIT 2:2-13.

         "Proceeds": Includes, without limitation, "Proceeds" as defined in the UCC and each type of property described in Section 9:9-1 hereof.

         "Protective OverAdvances":  Revolving Credit Loans which are OverLoans, but as to which each of the following conditions is satisfied:
                 (a) the Revolving Credit Ceiling is not exceeded; and (b) when
                 aggregated  with  all  other  Protective  OverAdvances,   such
                 Revolving Credit Loans do not aggregate more than 5% of the aggregate of the Revolving Credit Borrowing Base; and (c) such Revolving Credit Loans are made or undertaken in the Agents' discretion to protect and preserve the interests of the Lenders.

         "Real Estate Advance Rate": 50%.

         "Real Estate FLV": The forced  liquidation  appraised  value of real estate, as determined by a real estate appraiser reasonably satisfactory to the Administrative Agent and using a methodology which is reasonably satisfactory to the Administrative Agent.

         "Real Estate  Lending  Value":  The aggregate Real Estate FLV of all then Eligible Real Estate, which aggregate shall be reduced on the first day of each month, beginning with March 1, 2003, by one-sixtieth of the aggregate as of March 1, 2003, except that:
                           (a) The Real Estate FLV of any  Eligible  Real Estate
                 which is acquired after February 1, 2003,  shall be reduced by
                 one-sixtieth  of  such  forced  liquidation   appraised  value
                 commencing  on the first  day of the  second  month  after the
                 month  during  which  such   Eligible  Real  Estate  had  been
                 acquired.
                           (b) On the date on which  any  Eligible  Real  Estate
                 ceases to be Eligible Real Estate, its then value, as determined by Section (a) of this Definition, shall be deducted from Real Estate Lending Value.

         "Receipts": All cash, cash equivalents, money, checks, credit card slips, receipts and other Proceeds from any sale of the Collateral or from any Permitted Real Estate Transaction.

         "Receivables Collateral": That portion of the Collateral which consists of Accounts, Accounts Receivable, General Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Investment Property, Payment Intangibles, Letter-of-Credit Rights, bankers' acceptances, and all other rights to payment.

         "Register": Is defined in Section 17:17-2(c).

         "Requirements of Law": As to any Person:
                           (a) Applicable Law.
                           (b) That Person's organizational documents.
                           (c) That Person's  by-laws  and/or other  instruments
                 which  deal  with   corporate   or  similar   governance,   as
                 applicable.

         "Reserve Percentage": The decimal equivalent of that rate applicable to a Lender  under  regulations  issued  from time to time by the
                Board  of  Governors  of  the  Federal   Reserve   System  for
                determining the maximum reserve requirement of Lender with respect to "Eurocurrency liabilities" as defined in such regulations. The Reserve Percentage applicable to a particular Eurodollar Loan shall be based upon that in effect during the
                subject   Interest   Period,   with  changes  in  the  Reserve
                Percentage which take effect during such Interest Period to take effect (and to consequently change any interest rate determined with reference to the Reserve Percentage) if and when such change is applicable to such loans.

         "Reserves": The following: Availability Reserves and Inventory Reserves

         "Revolving Credit": Is defined in Section 2:2-1.

         "Revolving Credit Borrowing Base": The aggregate of the following:
                  (a)      Advances against Eligible Inventory:
                           (i) Until the conditions of Subsection (ii) are
                  satisfied:
                           The Inventory Advance Rate of the Cost of Eligible Inventory (Net of Inventory Reserves)
                           (ii) The earlier of (A) January 31, 2002 or (B) that date on which Excess Availability is less than $60 Million, the lesser of:
                                    (A) The  Inventory Advance Rate of the Cost
                           of Eligible Inventory (Net of Inventory Reserves)
                                            Or
                                    (B)    The    Appraised    Inventory
                           Percentage   of  the   Appraised   Inventory
                           Liquidation Value.
                  Plus
                  (b)      Advances Against Eligible Credit Card Receivables:
                           The Credit Card Advance Rate of the face amount of Eligible Credit Card Receivables.
                  Plus
                  (c)      Advances Against Eligible Real Estate:
                           The least of
                           (i) $40 Million.
                           (ii)That amount which, when added to the amounts
                               determined pursuant to (a) and (b) of this Definition, does not exceed 20% of the resulting sum.
                           (iii) The Real Estate Advance Rate of the Real Estate
                                 Lending Value.

         "Revolving Credit Ceiling": $250,000,000.00.

         "Revolving Credit Commitment Fee": Is defined in Section 2:2-14.

         "Revolving Credit Debt":  At any time, the lesser of (a) or (b), where
                           (a) is $275,000,000.00.
                           (b) is  Indebtedness  of the  Borrowers on account of
                loans  and   advances   under  the   Revolving   Credit  which
                Indebtedness, when incurred or when Acceleration takes place, is within amounts available to be borrowed under the Revolving Credit or constitutes Protective OverAdvances, as reflected on the Borrowing Base Certificate (if any) in reliance on which the subject loan or advance was made, it being understood that, (i) in the absence of manifest computational error by the Lead Borrower, the Administrative Agent may rely on, and Term Lender shall be bound by, the determination of such availability as reflected on such Borrowing Base Certificate, and (ii) the status of indebtedness as "Revolving Credit Debt" is determined without regard to any subsequent declination in the appraised value of the Inventory or other assets on which such availability had been so determined, and (iii) the occurrence of a Term Loan Availability Breach, in and of itself, shall not affect the status of indebtedness as

          "Revolving Credit Debt". (For purposes of the determination of whether a loan or advance to cover the honoring of a L/C constitutes "Revolving Credit Debt", the date of issuance of the subject L/C shall constitute the date on which the subject indebtedness was incurred).

         "Revolving Credit Dollar Commitment": As set forth on EXHIBIT 2:2-25, annexed hereto (as such amounts may change in accordance with the provisions of this Agreement).

         "Revolving Credit Early Termination Fee": Is defined in Section 2:2-17.

         "Revolving  Credit  Fees":  The  Unused  Line  Fee,   Revolving  Credit
                Commitment Fee, Revolving Credit Early Termination Fee, fees for L/C's which are specifically for the account of the Revolving Credit Lenders and all other fees (such as a fee (if any) on account of the execution of an amendment of a Loan Document) payable by any Borrower in respect of the Revolving
                Credit   other  than  any  amount   payable  to  an  Agent  as
                reimbursement for any cost or expense incurred by that Agent on account of the discharge of that Agent's duties under the Loan Documents.

         "Revolving Credit Lenders": Each Revolving Credit Lender to which reference is made in the Preamble of this Agreement and any other Person who becomes a "Revolving Credit Lender" in accordance with the provisions of this Agreement.

         "Revolving Credit Loans": Loans made under the Revolving Credit, except that where the term "Revolving Credit Loan" is used with reference to available interest rates applicable to the loans under the Revolving Credit, it refers to so much of the unpaid principal balance of the Loan Account as bears the same rate of interest for the same Interest Period. (See Section 2:2-13(c)).

         "Revolving Credit Note":   Is defined in Section 2:2-11.

         "Revolving Credit Obligations":    The aggregate of the Borrowers'
               liabilities, obligations, and indebtedness of any character on account of or in respect to the Revolving Credit.

         "Revolving Credit Percentage Commitment":   As set forth on EXHIBIT
               2:2-25, annexed hereto (as such amounts may change in accordance with the provisions of this Agreement).

         "SEC":   The Securities and Exchange Commission.

         "Second Restatement Date": The date of the Amendment and Restatement of the 2001 Loan Agreement.

         "Senior  Officer":  President, Chief Executive Officer, Chief Operating
               Officer,  Chief Financial  Officer,  Treasurer,  and any other
               Person   or   officer   reasonably   so   designated   by  the
               Administrative Agent, written notice of which designation is provided by the Administrative Agent to the Lead Borrower.

         "Special Permitted Encumbrances":  The following:
                  (a) Liens granted by one Borrower to another Borrower.
                  (b) Liens not otherwise described in this Definition or in the Definition of "Encumbrances" which secure up to $5 Million in the aggregate at any one time outstanding.
                  (c) Liens arising out of Permitted Real Estate Transactions.

         "Special Subsidiary": A wholly owned subsidiary of the Parent which is formed for the sole purpose of being party to the Permitted Name Change.

         "Standstill Period": A period of 15 consecutive days, initiated by written notice by the Term Lender to the Administrative Agent in accordance with Section 14:14-2(a).

         "Stated Amount":  The maximum amount for which an L/C may be honored.

         "Store": A place at which a Borrower offers its Inventory for sale to the public.

         "Subsidiary": Any Person (a) not less than 50% of whose stock or other divisible ownership interests having ordinary voting power, are owned or controlled, directly or indirectly by another Person or (b) of which another Person is the general partner or managing partner or the like.

         "SuperMajority  Lenders":  Lenders  (other  than  Delinquent  Revolving
               Credit Lenders) holding 66-2/3% or more the Loan Commitments (other than Loan Commitments held by a Delinquent Revolving Credit Lender).

         "Supporting Obligations": Has the meaning given that term in UCC 9'99 and also refers to a Letter-of-Credit Right or secondary obligation which supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

         "SwingLine": The facility pursuant to which the SwingLine Lender may advance Revolving Credit Loans aggregating up to the SwingLine Loan Ceiling.

         "SwingLine Lender": FRFI.

         "SwingLine Loan Ceiling": $25,000,000.00 (subject to increase as provided in Section 16:16-4(b)).

         "SwingLine Loans":  Defined in Section 2:2-9.


         "Term Lender":  Defined in the Preamble.

         "Term Loan":    Defined in Section 3:3-1.

         "Term Loan Action Event": The occurrence of any of the following: a Term Loan Availability Breach, a Minimum Excess Availability Breach, or a Term Loan Payment Breach.

         "Term Loan Anniversary Fee": The "Anniversary Fee" as defined in the
               Term Loan Fee Letter.

         "Term Loan  Availability  Breach":  The  aggregate of the  following is equal to or less than zero:
                  (a)  The Term Loan Borrowing Base

                           Plus

                  (b)  Permitted Protective OverAdvances

                           Minus

                  (c)  The aggregate unpaid balance of the Loan Account

                           Minus

                  (d)  The   aggregate   undrawn   Stated  Amount  of  all  then
                       outstanding L/C's.

                           Minus

                  (e) The then unpaid principal balance of the Term Loan and all accrued but unpaid interest thereon.

                           Minus

                  (f)  The aggregate of the Availability Reserves.

         "Term Loan Borrowing Base": The aggregate of the following:
                  (a)  The lesser of
                           (i)  74% of the Cost of Eligible Inventory
                                (net of Inventory Reserves)
                                    or
                           (ii) 90% of the Appraised Inventory Liquidation Value
                                of Eligible Inventory

                           Plus

                  (b) The Credit Card Advance Rate of the face amount of Eligible Credit Card Receivables.

                           Plus

                  (c)      The lesser of
                           (i)  72% of the Real Estate FLV
                                    or
                           (ii) $65,000,000.00

                           Plus

                  (d)      The lesser of
                           (i)  35% of the Leasehold FLV
                                    or
                           (ii) $7,000,000.00

         "Term Loan Early Termination Fee": The 'Early Termination Fee" described in the Term Loan Fee Letter.

         "Term Loan Fee Letter": That letter dated on or about March 26, 2001 and styled "Tranche B Fee Letter" amongst the Borrowers, on the one hand, and the Term Lender, on the other, as such letter may from time to time be amended.

         "Term Loan Fees": The Term Loan Anniversary Fee, the Term Loan Early
               Termination Fee, and all other fees (such as a fee (if any) on account of the execution of an amendment of any Loan Document) payable by any Borrower in respect of the Term Loan other than any amount payable to an Agent as reimbursement for any cost or expense incurred by that Agent on account of the discharge of that Agent's duties under the Loan Documents.

         "Term Loan Interest Payment Date": Defined in Section 3:3-4(a)(i).

         "Term Loan Interest Rate": Defined in Section 3:3-4(a).

         "Term Loan Obligations":   The aggregate of the Borrowers' liabilities,
               obligations, and indebtedness of any character to Term Lender under the Loan Documents.

         "Term Loan Payment Breach": The failure by the Borrowers to have made any payment on account of the Term Loan Obligations prior to expiry of any grace period applicable to such payment.

         "Term Loan Priority Collateral":   The   respective   Borrower's
               respective real estate leasehold interests which are subject to a Collateral Interest in favor of the Collateral Agent.

         "Term Loan  Retirement":  The  payment  in  full  of all  Term  Loan
               Obligations and of all costs and expenses payable to the Term Lender or its permitted successors and assigns or to all Persons whose fees, costs, expenses, and disbursements are payable or reimbursable by the Borrowers solely in respect of the Term Lender or its permitted successors or assigns.

         "Term Note": Defined in Section 3:3-2.

         "Termination Date": The earliest of (a) the Maturity Date; or (b) the occurrence of any event described in Section 11:11-13, below;
               or (c) the Administrative Agent's notice to the Lead Borrower setting the Termination Date on account of the occurrence of any Event of Default other than as described in Section 11:11-13, below; or (d) that date, sixty (60) days irrevocable written notice of which is provided by the Lead Borrower to the Administrative Agent.

         "Test Month":  The  Fiscal  month on whose  last day the  Borrowers=
               compliance  with  its  trade  support  financial   performance
               covenant is being tested.

         "Threshold Excess Availability":   Forty Million Dollars
               ($40,000,000.00).

         "Trade Support Ratio":  The decimal equivalent of a fraction in which
                           (a) The numerator is the sum of the Borrowers' accounts payable on (i) the last day of the Test Month plus
               (ii) the last day of the month prior to the Test Month.
                           (b) The denominator is the sum of the Borrowers' Cost
               Inventory on the same last days of the same two months.

         "Transfer":  Wire  transfer   pursuant  to  the  wire  transfer  system
               maintained by the Board of Governors of the Federal Reserve Board, or as otherwise may be agreed to from time to time by the Administrative Agent making such Transfer and the subject Revolving Credit Lender. Wire instructions may be changed in the same manner that Notice Addresses may be changed (Section 18:18-1), except that no change of the wire instructions for Transfers to any Revolving Credit Lender shall be effective without the consent of the Administrative Agent.

         "UCC":   The Uniform Commercial Code as in effect from time to time in Massachusetts.

         "UCC9'99": The Uniform Commercial Code, Article 9, 1999 Official Text, except that following the effectiveness, in Massachusetts, of the revision of Article 9 of the Uniform Commercial Code contemplated by UCC9'99 (with such nonuniform variations as may be adopted as part of the enactment of that revision), each reference to "UCC9'99" shall be to the UCC.

         "Unanimous Consent":  Consent of Lenders (other than Delinquent
               Revolving Credit Lenders) holding 100% of the Loan Commitments (other than Loan Commitments held by a Delinquent Revolving Credit Lender).

         "Unused Line Fee": Is defined in Section 2:2-16.

         "Usage": The aggregate, on the day on which Usage is being determined, of (a) the then principal balance of the Loan Account plus
               (ii) the then Stated Amount of all L/C's.

         "Usage Percentage": The decimal equivalent of a fraction, determined with respect to a fiscal month, in which (a) the numerator is the aggregate of (i) the average unpaid principal balance of the Loan Account plus (ii) the average Stated Amount of all L/C's and Acceptances, and (b) the denominator is $250,000,000.00.

ARTICLE 2: - THE REVOLVING CREDIT:

         2-1.  ESTABLISHMENT OF  REVOLVING CREDIT
                  (a) The Revolving  Credit Lenders hereby establish a revolving line of credit (the "Revolving Credit") in the Borrowers' favor pursuant to which each Revolving Credit Lender, subject to, and in accordance with, this Agreement, acting through the Administrative Agent, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrowers as provided herein.
                  (b) Loans,  advances,  and financial  accommodations under the
               Revolving Credit shall be made with reference to the Revolving Credit Borrowing Base and shall be subject to Availability. The Revolving Credit Borrowing Base and Availability shall be determined by the Administrative Agent by reference to
               Borrowing Base Certificates furnished as provided in Section 6:6-4, below, and shall be subject to the following:
                           (i) Such determination  shall take into account those
                   Reserves as the Administrative Agent may determine as being applicable thereto.
                           (ii) The Cost of Eligible Inventory shall be based on
                   the Borrowers' stock ledger inventory.
                  (c) The commitment of each Revolving  Credit Lender to provide such loans, advances, and financial accommodations is subject to
               Section 2:2-25.
                  (d) The  proceeds of  borrowings  under the  Revolving  Credit shall be used solely for the following purposes:
                           (i) To provide on-going working capital  requirements
                   and  general  corporate   requirements  of  the  Borrowers,
                   it being recognized that such working capital and general corporate requirements do not include the use of such proceeds to fund any purchase or repurchase, by the Parent, of any of its capital stock and a purchase, repurchase, retirement, or repayment of principal, of any of the 1997 Subordinated Notes,
                           (ii)     For Permitted Repurchases.
                           (iii)    For Permitted Intercompany Loans.

         2-2.  DESIGNATION OF ELIGIBLE REAL ESTATE
                  (a) The Lead Borrower may designate one or more parcels of the real estate as Eligible Real Estate upon written notice to the Administrative Agent, provided that the Eligible Real Estate Parameters have been satisfied with respect to such parcel on the date on which such designation is made.


                  (b) The Lead  Borrower  may remove one or more parcels of real estate, from time to time as Eligible Real Estate by written notice to the Administrative Agent, provided that:
                           (i) An OverLoan does not result from such removal.
                           (ii) No Borrower is InDefault immediately prior to such removal nor after such removal.

         2-3.  INITIAL RESERVES. CHANGES TO RESERVES.
                  (a) At the execution of the amendment and  restatement of this
               Agreement, the only Reserves are as follows:
                           (i) Those in effect, immediately prior to such amendment and restatement.
                           (ii) A reserve for the cost of leasehold cures equal to the aggregate of one months rent for each Eligible Lease.
                  (b) The Administrative Agent shall provide not less than seven
               (7) days prior notice to the Lead Borrower of the establishment of any Reserve (other than those established at the execution of this Agreement) except that the following may be undertaken without such prior notice:
                           (i) a change to the amount of a then existing
                   Reserve (as distinguished from a change by which such Reserve is measured or determined), which change reflects changed circumstances (e.g. the amount of the Reserve for Customer Credit Liability will change based on the aggregate of Customer Credit Liability at any one time); and
                           (ii) the creation of, or a change to an existing
                   Reserve on account of circumstances which the Administrative Agent determines as having a Material Adverse Change on the maintenance of loan to collateral values.

         2-4.  OVERLOANS.
                  (a) No Revolving  Credit Lender has any obligation to make any loan or advance, or otherwise to provide any credit to or for the benefit of the Borrowers where the result of such loan, advance, or credit is an OverLoan.
                  (b)  The  Revolving   Credit   Lenders'   obligations,   among
               themselves, are subject to Section 13:13-3(a) (which relates to each Revolving Credit Lender's making amounts available to the Administrative Agent) and to Section 16:16-3(a) (which relates to Protective OverAdvances).
                  (c) The Revolving Credit Lenders'  providing of an OverLoan on any one occasion does not affect the obligations of each Borrower hereunder (including each Borrower's obligation to immediately repay any amount which otherwise constitutes an OverLoan) nor obligate the Revolving Credit Lenders to do so on any other occasion.

         2-5. RISKS OF VALUE OF COLLATERAL. The Administrative Agent's reference to a given asset in connection with the making of loans,
               credits, and advances and the providing of financial accommodations under the Revolving Credit and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Administrative Agent or any Revolving Credit Lender relative to the actual value of the asset in question. All risks concerning the value of the Collateral are and remain upon the Borrowers. All Collateral secures the prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Administrative
               Agent in connection  with the making  of  loans,   credits,  and
               advances and the providing of financial accommodations under the Revolving Credit.

         2-6. COMMITMENT TO MAKE REVOLVING  CREDIT LOANS AND SUPPORT LETTERS OF
              CREDIT.
               Subject to the  provisions  of this  Agreement,  the  Revolving
               Credit Lenders shall make a loan or advance under the Revolving Credit and the Administrative Agent shall endeavor to have an L/C issued for the account of the Lead Borrower, in each instance if duly and timely requested by the Lead Borrower as provided herein provided that:
                  (a) No OverLoan is then outstanding and none will result therefrom.
                  (b)      The Revolving Credit has not been suspended
               (as to which, see in Section 2:2-7(g)).

         2-7. REVOLVING CREDIT LOAN REQUESTS.
                  (a) Requests for loans and advances under the Revolving Credit or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan may be requested by the Lead Borrower in such manner as may from time to time be acceptable to the Administrative Agent.
                  (b) Subject to the provisions of this Agreement, the Lead Borrower may request a Revolving Credit Loan and elect an interest rate and Interest Period to be applicable to that Revolving Credit Loan by giving notice to the Administrative Agent by no later than the following:
                           (i) If such  Revolving  Credit Loan is to be or is to
                  be converted to a Base Margin Loan: By 2:30PM on the Business Day on which the subject Revolving Credit Loan is to be made or is to be so converted. Base Margin Loans requested by the Lead Borrower, other than those resulting from the conversion of a Eurodollar Loan, shall not be less than $500,000.00..
                           (ii) If such Revolving Credit Loan is to be, or is to
                  be continued as, or converted to, a Eurodollar Loan: By 1:00PM Three (3) Eurodollar Business Days before the commencement of any new Interest Period or the end of the then applicable Interest Period. Eurodollar Loans and conversions to Eurodollar Loans shall each be not less than $1,000,000.00 and in increments of $500,000.00 in excess of such minimum.
                           (iii) Any  Eurodollar  Loan which  matures  while any
                  Borrower is InDefault shall be converted, at the option of the Administrative Agent, to a Base Margin Loan notwithstanding any notice from the Lead Borrower that such Loan is to be continued as a Eurodollar Loan.

                  (c) Any request for a Revolving Credit Loan or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan which is made after the applicable deadline therefor, as set forth above, shall be deemed to have been made at the opening of business on the then next Business Day or Eurodollar Business Day, as applicable.
                  (d) The Lead  Borrower  may  request  that the  Administrative
               Agent cause the issuance by the Issuer of L/C's for the account of the Borrowers as provided in Section 2:2-20.
                  (e) The  Administrative  Agent may rely on any  request  for a loan or advance, or other financial accommodation under the Revolving Credit which the Administrative Agent, in good faith, believes to have been made by a Person duly authorized to act on behalf of the Lead Borrower and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Administrative Agent's being furnished with such documentation concerning that Person's authority to act as may be satisfactory to the Administrative Agent.
                  (f) A request by the Lead  Borrower  for loan or  advance,  or other financial accommodation under the Revolving Credit shall be irrevocable and shall constitute certification by each Borrower that as of the date of such request, each of the following is true and correct:
                           (i) There has been no material  adverse change in the
                  Borrowers'   financial   condition  from  the  most  recent
                  financial information furnished Administrative Agent or any Lender pursuant to this Agreement.
                           (ii) Each  representation  which is made herein or in
                  any of the Loan Documents is then true and complete as of and as if made on the date of such request (other than any representation which is made only as of a specific date), it being understood that any representation which is made by reference to an EXHIBIT hereto shall be deemed a representation as of the date of this Agreement).
                           (iii) No  Borrower is  In Default  or if a Borrower
                  is In Default, the facts and circumstances thereof and the steps (if any) being taken to remedy such condition.
                  (g) If, at any time or from time to time, any Borrower is In Default:
                           (i) The Administrative  Agent may suspend
                  the Revolving Credit immediately, in which event, neither the Administrative Agent nor any Revolving Credit Lender shall be obligated, during such suspension, to make any loans or advance, or to provide any financial accommodation hereunder or to seek the issuance of any L/C.
                           (ii) The  Administrative  Agent may suspend the right
                  of the Lead Borrower to request any Eurodollar Loan or to convert any Base Margin Loan to a Eurodollar Loan.

         2-8. MAKING OF REVOLVING CREDIT LOANS.
                  (a) A loan or advance under the Revolving Credit shall be made by the transfer of the proceeds of such loan or advance to the Operating Account or as otherwise instructed by the Lead Borrower.
                  (b) A loan or advance  shall be deemed to have been made under the Revolving Credit (and the Borrowers shall be indebted to the Administrative Agent and the Revolving Credit Lenders for the amount thereof immediately) at the following:
                           (i) The Administrative Agent's initiation of the transfer of the proceeds of such loan or advance in accordance with the Lead Borrower's instructions (if such loan or advance is of funds requested by the Lead Borrower).
                           (ii) The  charging  of the amount of such loan to the
                  Loan Account (in all other circumstances).
                  (c) There  shall not be any  recourse to or  liability  of the
               Administrative Agent or any Revolving Credit Lender, on account of any delay in the receipt, and/or any loss, of funds which constitute a loan or advance under the Revolving Credit, the wire transfer of which was properly initiated by the Administrative Agent in accordance with wire instructions provided to the Administrative Agent by the Lead Borrower.

         2-9. SWINGLINE LOANS.
                  (a) For ease of administration,  Base Margin Loans may be made by the SwingLine Lender (in the aggregate, the "SwingLine Loans") in accordance with the procedures set forth in this Agreement for the making of loans and advances under the Revolving Credit. The unpaid principal balance of the SwingLine Loans shall not at any one time be in excess of the SwingLine Loan Ceiling.
                  (b) The aggregate unpaid principal  balance of SwingLine Loans shall bear interest at the rate applicable to Base Margin Loans and shall be repayable as a loan under the Revolving Credit.
                  (c) The Borrowers'  obligation to repay  SwingLine Loans shall be evidenced by the SwingLine Note (the "SwingLine Note") which had been executed and delivered at the execution of the 2001 Loan Agreement. Neither the original nor a copy of that Note shall be required, however, to establish or prove any Liability. The Borrowers shall execute a replacement of any SwingLine Note which has been lost, mutilated, or destroyed thereof and deliver such replacement to the SwingLine Lender.
                  (d) For all  purposes of this Loan  Agreement,  the  SwingLine
               Loans and the Borrowers' obligations to the SwingLine Lender constitute Revolving Credit Loans and are secured as "Liabilities".
                  (e) SwingLine Loans may be subject to periodic settlement with the Revolving Credit Lenders as provided in this Agreement, but in any event, no less frequently than weekly.

         2-10. THE LOAN ACCOUNT.
                  (a) An account ("Loan  Account")  shall be opened on the books of the Administrative Agent in which a record shall be kept of all loans and advances made under the Revolving Credit.
                  (b) The Administrative  Agent shall also keep a record (either in the Loan Account or elsewhere, as the Administrative Agent may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed to the Administrative Agent and each Revolving Credit Lender on account of the Liabilities and of all credits against such amounts so owed.
                  (c) Except as otherwise  provided  herein,  all fees,  service charges, costs, and expenses for which any Borrower is obligated hereunder are payable on demand. In the determination of Availability, the Administrative Agent may deem fees, service charges, accrued interest, and other payments which will be due and payable between the date of such determination and the first day of the then next succeeding month as having been advanced under the Revolving Credit whether or not such amounts are then due and payable.
                  (d) The Administrative  Agent, without the request of the Lead
               Borrower, may advance under the Revolving Credit any interest, fee, service charge, or other payment to which any Agent or any Revolving Credit Lender is entitled from any Borrower pursuant hereto and may charge the same to the Loan Account notwithstanding that an OverLoan may result thereby. Such action on the part of the Administrative Agent shall not constitute a waiver of the Administrative Agent's rights and each Borrower's obligations under Section 2:2-12(b). Any amount which is added to the principal balance of the Loan
               Account as provided in this Section 2:2-10(d) shall bear interest at the interest rate then and thereafter applicable to Base Margin Loans.
                  (e) Any statement rendered by the Administrative  Agent or any
               Revolving Credit Lender to the Lead Borrower concerning the Liabilities shall be considered correct and accepted by each Borrower and shall be conclusively binding upon each Borrower unless the Lead Borrower provides the Administrative Agent with written objection thereto within sixty (60) days from the mailing of such statement, which written objection shall indicate, with particularity, the reason for such objection. The Loan Account and the Administrative Agent's books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence and proof of the items described therein.

         2-11. THE REVOLVING CREDIT NOTES. The Borrowers' obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by the respective Revolving Credit Notes (each, a "Revolving Credit Note") which had been executed and delivered at the execution of the 2001 Loan Agreement . Neither the original nor a copy of any Revolving Credit Note shall be required, however, to establish or prove any Liability. In the event that any Revolving Credit Note is ever lost, mutilated, or destroyed, each Borrower shall execute a replacement thereof and deliver such replacement to the Administrative Agent for delivery to such Revolving Credit Lender

         2-12. PAYMENT OF THE LOAN ACCOUNT.
                  (a) The Borrowers may repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date.
                  (b)  The   Borrowers,   without  notice  or  demand  from  the
              Administrative   Agent  or  any   Revolving   Credit   Lender,
              shall pay the Administrative Agent for the benefit of the Revolving Credit Lenders that amount, from time to time, which is necessary so that there is no OverLoan outstanding.
                  (c) The Borrowers  shall repay the then entire unpaid  balance of the Loan Account and all other Liabilities on the Termination Date.
                  (d) The  Administrative  Agent  shall  endeavor  to cause  the application of payments (if any), pursuant to Sections 2:2-12(a) and 2:2-12(b) against Eurodollar Loans then outstanding in such manner as results in the least cost to the Borrowers, but shall not have any affirmative obligation to do so nor liability on account of the Administrative Agent's failure to have done so.
              In no event shall action or inaction taken by the Administrative Agent excuse any Borrower from any indemnification obligation under Section 2:2-12(e).
                  (e) The Borrowers shall indemnify the Administrative Agent and each Revolving Credit Lender and hold the Administrative Agent and each Revolving Credit Lender harmless from and against any loss, cost or expense (including amounts payable by the Administrative Agent or such Revolving Credit Lender on account of "breakage fees" (so-called)) which the Administrative
              Agent or such  Revolving  Credit  Lender  may  sustain  or incur
             (including,  without limitation,  by virtue of  acceleration  after the  occurrence  of any Event of Default) as a consequence of the following:
                           (i) Default by any Borrower in payment of the principal amount of or any interest on any Eurodollar Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by such Revolving Credit Lender in order to maintain its Eurodollar Loans.
                           (ii) Default by any Borrower in making a borrowing or
                  conversion after the Lead Borrower has given (or is deemed to have given) a request for a Revolving Credit Loan or a request to convert a Revolving Credit Loan from one applicable interest rate to another.
                           (iii) The making of any payment on a Eurodollar  Loan
                  or the making of any conversion of any such Loan to a Base Margin Loan on a day that is not the last day of the applicable Interest Period with respect thereto.

         2-13. INTEREST ON REVOLVING CREDIT LOANS.
                  (a) Each Revolving Credit Loan shall bear interest at the Base
              Margin Rate unless timely notice is given (as provided in Section 2:2-7) that the subject Revolving Credit Loan (or a portion thereof) is, or is to be converted to, a Eurodollar Loan.
                  (b) Each Revolving  Credit Loan which consists of a Eurodollar
              Loan shall bear interest at the applicable Eurodollar Rate.
                  (c) Subject to, and in accordance with, the provisions of this
              Agreement, the Lead Borrower may cause all or a part of the unpaid principal balance of the Loan Account to bear interest at the Base Margin Rate or the Eurodollar Rate as specified from time to time by notice by the Lead Borrower to the Administrative Agent. For ease of reference and administration, each part of the Loan Account which bears interest at the same interest and for the same Interest Period is referred to herein as if it were a separate "Revolving Credit Loan".
                  (d) The Lead Borrower shall not select,  renew, or convert any interest rate for a Revolving Credit Loan such that, in addition to interest at the Base Margin Rate, there are more than six (6) Eurodollar Rates applicable to the Revolving Credit Loans at any one time.
                  (e) The  Borrowers  shall pay accrued  and unpaid  interest on each Revolving Credit Loan in arrears as follows:
                           (i) On the applicable Interest Payment Date for that Revolving Credit Loan.
                           (ii)     On the Termination Date and on the End Date.
                           (iii) If an Event of Default has occurred and is continuing: with such frequency as may be determined by the Administrative Agent.
                  (f) The Base Margin and the Eurodollar Margin shall be determined according to the Pricing Grid annexed hereto as
              EXHIBIT 2:2-13.
                  (g) If an Event of Default has occurred and is continuing  and following the earlier of (i) the giving of a notice by the Administrative Agent exercising its rights under this section, or (ii) Acceleration, all Revolving Credit Loans shall bear interest at a rate which is the aggregate of the rate applicable to Base Margin Loans plus Two Percent (2%) per annum.

         2-14. REVOLVING CREDIT COMMITMENT FEE. In consideration of the commitment to make loans and advances to the Borrowers under the Revolving Credit, and to maintain sufficient funds available for such purpose, there has been earned and the Borrowers shall pay the "Revolving Credit Commitment Fee" (so referred to herein) in the amount and payable as provided in the Fee Letter.

         2-15. ADMINISTRATIVE AGENT'S FEE. In addition to any other fee or expense to be paid by the Borrowers on account of the Revolving Credit, the Borrowers shall pay the Administrative Agent the " Administrative Agent's Fee" at the times and in the amounts as set forth the Fee Letter.

         2-16. UNUSED LINE FEE.
                  (a) In addition  to any other fee to be paid by the  Borrowers on account of the Revolving Credit, the Borrowers shall pay the Administrative Agent the "Unused Line Fee" (so referred to herein) of the following per annum percentage of the average difference, during the quarter just ended (or relevant period with respect to the payment being made on the Termination Date) between the Revolving Credit Ceiling and the aggregate of the unpaid principal balance of the Loan Account and the undrawn Stated Amount of L/C's outstanding during the relevant period:
                           (i) Until the unpaid principal balance of the Loan Account remains at or in excess of $50 Million for
                   seven consecutive days:          0.75%
                           (ii) All times after the unpaid principal  balance of
                   the Loan Account has been at or in excess of $50 Million for seven consecutive days: 0.50%
                  (b) The Unused Line Fee shall be paid in arrears, on the first day of each Fiscal quarter after February 23, 2001 and on the Termination Date.

         2-17. EARLY TERMINATION FEE.
                  (a) Except as provided in Section 2:2-17(b), in the event that the Termination Date occurs, for any reason, prior to the Maturity Date, the Borrowers shall pay to the Administrative
              Agent , for the  benefit of the  Revolving  Credit  Lenders,  the
             "Revolving  Credit  Early Termination  Fee" (so referred to herein)
              equal to the  following  percentage of Revolving Credit Ceiling:

============================================= ==================================
TERMINATION DATE IS                           REVOLVING CREDIT EARLY TERMINATION
                                              FEE IS
============================================= ==================================

Prior to February 23, 2002                    1.0%

--------------------------------------------- ----------------------------------

On or after February 23, 2002
and before February 23, 2003                  0.5%

--------------------------------------------- ----------------------------------

On or after February 23, 2003                 Nil

--------------------------------------------- ----------------------------------


                  (b) No Early  Termination  Fee shall be due and payable in the event of the early termination of the Revolving Credit in concert with a refinancing of the Revolving Credit agented or provided by Fleet Retail Finance Inc. or any of its affiliates, it being understood that neither any Revolving Credit Lender nor any affiliate of any Revolving Credit Lender has agreed to provide or to entertain a request to provide any such refinancing.

         2-18. CONCERNING FEES. The Borrowers shall not be entitled to any credit, rebate or repayment of any fee earned by any Agent or any Revolving Credit Lender pursuant to this Agreement or any Loan Document notwithstanding any termination of this Agreement or suspension or termination of any Agent's and any Revolving Credit Lender's respective obligation to make loans and advances hereunder.

         2-19.    AGENTS' AND LENDERS' DISCRETION.
                  (a) Each  reference  in the Loan  Documents to the exercise of discretion or the like by any Agent or any Lender shall be to such Person's exercise of its judgment, in good faith, based upon such Person's consideration of any such factors as that Agent or that Lender, taking into account information of which that Person then has actual knowledge, believes:
                           (i) Will or  reasonably  could be  expected to affect
                  the  value of the  Collateral,  the  enforceability  of the
                  Collateral Agent's  Collateral   Interests  therein,   or
                  the  amount  which  the Collateral  Agent would likely
                  realize therefrom (taking into account delays which may possibly be encountered in the Collateral Agent's realizing upon the Collateral and likely Costs of Collection).
                           (ii)  That  any  report  or   financial   information
                  delivered to any Agent or any Lender by or on behalf of any Borrower is incomplete, inaccurate, or misleading in any material manner or was not prepared in accordance with the requirements of this Agreement.
                           (iii) That any Borrower is InDefault.
                  (b) In the  exercise  of such  judgement,  each  Agent or each
              Lender also may take into account any of the following factors:
                           (i) Those included in, or tested by, the definitions of "Eligible Inventory" and "Cost".
                           (ii) Material changes in or to the mix of the Borrowers' Inventory.
                           (iii) Seasonality with respect to the Borrowers'
                  Inventory and patterns of retail sales.
                           (iv) Such other factors as each Agent and each Lender
                  reasonably determines as having a material bearing on credit risks associated with the providing of loans and financial accommodations to the Borrowers.

         2-20.    PROCEDURES FOR ISSUANCE OF L/C'S.
                  (a) The Lead  Borrower  may  request  that the  Administrative
              Agent cause the issuance by the Issuer of L/C's for the account of any Borrower. Each such request shall be in such manner as may from time to time be acceptable to the Administrative Agent.
                  (b) The  Administrative  Agent  will  endeavor  to  cause  the issuance of any L/C so requested by the Lead Borrower, provided that , at the time that the request is made, the Revolving
              Credit has not been suspended as provided in Section 2:2-7(g) and if so issued:
                           (i) The  aggregate  Stated  Amount of all L/C's  then
                  outstanding, does not exceed Seventy-five Million Dollars and No Cents ($75,000,000.00).
                           (ii) The expiry of the L/C is not later than the earlier of Thirty (30) days prior to the Maturity Date (unless the Borrowers provide cash collateral reasonably satisfactory to the Agent in an amount equal to not less than 105% of the Stated Amount of any L/C which has an expiry after that date) or the following:
                                    (A) Standby's:  One (1) year  from  initial
                                        issuance.
                                    (B) Documentary's:  One Hundred Eighty (180)
                                        days from issuance.
                           (iii) An OverLoan will not result from the issuance
                  of the subject L/C.
                  (c) Each Borrower  shall execute such  documentation  to apply for and support the issuance of an L/C as may be required by the Issuer.
                  (d) There shall not be any recourse to, nor  liability of, any
              Agent or any Revolving Credit Lender on account of the following to the extent that any of the following occurs for reasons not within the reasonable control of the Issuer:
                           (i) Any delay or refusal by an Issuer to issue an L/C;
                           (ii) Any action or  inaction  of an Issuer on account
                   of  or in  respect  to,  any  L/C.
                  (e) The Borrowers shall reimburse the Issuer for the amount of any honoring of a drawing under an L/C on the same day on which such honoring takes place. The Administrative Agent, without the request of any Borrower, may advance under the Revolving Credit (and charge to the Loan Account) the amount of any honoring of any L/C and other amount for which any Borrower, the Issuer, or the Revolving
              Credit Lenders become obligated on account of, or in respect to, any L/C. Such advance shall be made whether or not any Borrower is InDefault or such advance would result in an OverLoan.
              Such action shall not constitute a waiver of the Administrative Agent's rights under Section 2:2-12(b) hereof.

         2-21.    FEES FOR L/C'S.
                  (a) The Borrowers shall pay to the Administrative Agent a fee,
              on  account  of  L/C's,   the  issuance  of  which  had  been
              procured by the Administrative Agent, quarterly in arrears, and on the Termination Date and on the End Date, equal to the following percentage per annum of the weighted average Stated Amount of the subject L/C=s outstanding during the period in respect of which such fee is being paid except that, if an Event of Default has occurred and is continuing, such fee shall be increased by two percent (2%) per annum:
                           (i)  Standby L/C=s: The Eurodollar Margin(s) in
                   effect during the subject quarter.
                           (ii) Documentary L/C=s: The Eurodollar Margin(s) in
                   effect during the subject quarter minus Fifty (50) basis points.
                  (b)  In  addition  to  the  fee  to be  paid  as  provided  in
              Subsection 2:2-21(a), above, the Borrowers shall pay to the Administrative Agent (or to the Issuer, if so requested by Administrative Agent), on demand, the Issuer's then
              standard  fees   associated   with  the  issuance,   processing,
              negotiation, amendment, and administration of the L/C's.
                  (c) If any change in Applicable Law shall either:
                           (i) impose,  modify or deem  applicable  any reserve,
                   special  deposit  or  similar  requirements  against
                   letters of credit heretofore or hereafter issued by any Issuer or with respect to which any Revolving Credit
                   Lender or any Issuer has an obligation to lend to
                   fund drawings under any L/C; or
                           (ii)  impose on any  Issuer  any other  condition  or
                   requirements relating to any such letters of credit;
                   and  the  result  of  any  event   referred  to  in  Section
                   2:2-21(c)(i)   or 2:2-21(c)(ii),  above,  shall be to
                   increase the cost to any Revolving Credit Lender or to any Issuer of issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer's reasonable allocation among that Revolving Credit
                   Lender's or Issuer's letter of credit customers of the aggregate of such cost increases resulting from such events), then, following the delivery by the Administrative Agent to the Lead Borrower of a certificate of an officer of the subject Revolving Credit Lender or the subject Issuer describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on such Revolving Credit Lender or such Issuer, and the basis for determining such increased costs and their allocation, the Administrative Agent, on not less than fifteen (15) days notice to the Lead Borrower, may debit the Loan Account by such amounts as shall be sufficient to compensate the subject Revolving Credit Lender or the subject Issuer for such increased cost. Any Revolving Credit Lender's or any Issuer's determination of costs incurred under Section 2:2-21(c)(i) or 2:2-21(c)(ii), above, and the allocation, if any, of such costs among the Borrowers and other letter of credit customers of such Revolving Credit Lender or such Issuer, if done in good faith and made on an equitable basis and in accordance with such officer's certificate, shall be conclusive and binding on the Borrowers.

         2-22.    CONCERNING L/C'S.
                  (a) None of the Issuer, the Issuer's correspondents, any Revolving Credit Lender, any Agent, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:
                           (i) The performance by any beneficiary  under any L/C
                         of that beneficiary's obligations to any Borrower.
                           (ii) The form, sufficiency, correctness, genuineness,
                         authority of any person signing; falsification; or the legal effect of; any documents called for under any L/C if (with respect to the foregoing) such documents on their face appear to be in order.
                  (b) The Issuer may honor,  as complying  with the terms of any
              L/C and of any drawing  thereunder,  any drafts or other
              documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy,  debtor in  possession,  assignee for the
              benefit of  creditors, liquidator,  receiver,  or other
              legal  representative  of the party  authorized under such
              L/C to draw or issue such drafts or other documents.
                  (c) Unless  otherwise  agreed to, in the particular  instance, each Borrower hereby authorizes any Issuer to:
                           (i)   Select an advising bank, if any.
                           (ii)  Select a paying bank, if any.
                           (iii) Select a negotiating bank.
                  (d)  All  directions,   correspondence,  and  funds  transfers
              relating  to any L/C are at the risk of the  Borrowers.
              The  Issuer  shall have discharged the Issuer's  obligations under any L/C which,  or the drawing under which, includes payment instructions, by the initiation of the method of
              payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). No Agent, nor any Revolving Credit
              Lender,  nor the Issuer shall have any responsibility for
              any inaccuracy, interruption,  error, or delay in
              transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation.
                  (e) Each Agent's,  each  Revolving  Credit  Lender's,  and the
              Issuer's rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.
                  (f)  Except  to  the  extent  otherwise   expressly   provided
              hereunder  or  agreed  to in  writing  by the  Issuer  and the  Lead  Borrower, documentary  L/C's will be  governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 500, and standby L/C's will be governed by International Standby
              Practices ISP98 (adopted by the International Chamber of Commerce on April 6, 1998) and any respective subsequent revisions thereof.
                  (g) The obligations of the Borrowers under this Agreement with respect  to L/C's are  absolute,  unconditional,  and
              irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:
                           (i)  Any  lack  of  validity  or   enforceability  or
                    restriction, restraint, or stay in the enforcement of this Agreement, any L/C, or any other agreement or instrument relating thereto.
                           (ii) Any Borrower's consent to any amendment or waiver of, or consent to the departure from, any L/C.
                           (iii) The existence of any claim,  set-off,  defense,
                    or other right which any Borrower may have at any time against the beneficiary of any L/C.
                           (iv) Any good faith  honoring of a drawing  under any
                    L/C, which drawing possibly could have been dishonored based upon a strict construction of the terms of the L/C.

         2-23.    CHANGED CIRCUMSTANCES.
                  (a) The Administrative Agent may advise the Lead Borrower that
              the  Administrative   Agent  has  made  the  good  faith
              determination   (which determination shall be final and
              conclusive) of any of the following:
                           (i)       Adequate and fair means do not exist for
                    ascertaining the rate for Eurodollar Loans.
                           (ii)  The   continuation  of  or  conversion  of  any
                    Revolving Credit Loan to a Eurodollar Loan has been made impracticable or unlawful by the occurrence of a contingency that materially and adversely affects the applicable market or the compliance by the Administrative Agent or any Revolving Credit Lender in good faith with any Applicable Law.
                           (iii) The  indices  on which the  interest  rates for
                    Eurodollar Loans are based shall no longer represent the effective cost to the Agent or any Revolving Credit Lender for U.S. dollar deposits in the interbank market for deposits in which it regularly participates.
                  (b) In the event that the  Administrative  Agent  advises  the
              Lead Borrower of an occurrence described in Section 2:2-23(a), then, until the Administrative Agent notifies the Lead Borrower that the circumstances giving rise to such notice no longer apply:
                           (i) The  obligation  of the  Agent or each  Revolving
                    Credit Lender to make loans of the type affected by such changed circumstances or to permit the Lead
                    Borrower  to select the  affected interest rate as
                    otherwise  applicable  to any  Revolving  Credit Loans
                    shall be suspended.
                           (ii) Any notice which the Lead Borrower had given the
                    Administrative  Agent with respect to any Eurodollar Loan,
                    the time for action  with   respect  to  which  has  not
                    occurred   prior  to  the Administrative   Agent's  having
                    given  notice   pursuant  to  Section 2:2-23(a), shall be
                    deemed at the option of the Administrative Agent to not having been given.

         2-24.    DESIGNATION OF LEAD BORROWER AS BORROWERS'  AGENT.
                  (a) Each Borrower hereby  irrevocably  designates and appoints the Lead Borrower as that Borrower's agent to obtain loans and advances under the Revolving Credit, the proceeds of which shall be available to each Borrower for those uses as those set forth in Section 2:2-1(d), 2:2-1(d), 2:2-1(d)(i), 2:2-1(d)(ii).
              As the disclosed principal for its agent, each Borrower shall be obligated to the Agent and each Revolving Credit Lender on account of loans and advances so made under the Revolving
              Credit as if made directly by the Revolving Credit Lenders to that Borrower,  notwithstanding the manner by which such loans and advances are recorded on the books and records of the Lead Borrower and of any Borrower.
                  (b) Each Borrower recognizes that credit available to it under the Revolving Credit is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers.
              Consequently,   each  Borrower  hereby  assumes  and  agrees  to
              discharge all Liabilities of each of the other Borrowers as if that Borrower so assuming and agreeing was each of the other Borrowers.
                  (c) The Lead Borrower shall act as a conduit for each Borrower
              (including itself, as a "Borrower") on whose behalf the Lead Borrower has requested a Revolving Credit Loan.
                  (d) The proceeds of each loan and advance  provided  under the
              Revolving Credit which is requested by the Lead Borrower shall be deposited into the Operating Account or as otherwise indicated by the Lead Borrower. The Lead Borrower shall cause the transfer of the proceeds thereof to the (those) Borrower(s) on whose behalf such loan and advance was obtained. Neither the Agent nor any Revolving Credit Lender shall have any obligation to see to the application of such proceeds.

         2-25.    REVOLVING CREDIT LENDERS' COMMITMENTS
                  (a) Subject to Section 17:17-1 (which provides for assignments and  assumptions of  commitments),  each Revolving  Credit
              Lender's  "Revolving Credit  Percentage   Commitment",   and
              "Revolving  Credit  Dollar  Commitment" (respectively  so
              referred to herein) is set forth on EXHIBIT  2:2-25,  annexed hereto.
                  (b) The obligations of each Revolving Credit Lender are several and not joint. No Revolving Credit Lender shall have any obligation to make any loan or advance under the Revolving Credit in excess of either of the following:
                                    (i)     That Revolving Credit Lender's
                      Revolving Credit Percentage Commitment of the subject
                      loan or advance or of Availability.
                                    (ii)    that Revolving Credit Lender's
                      Revolving Credit Dollar Commitment.
                  (c) No Revolving Credit Lender shall have any liability to the Borrowers on account of the failure of any other Revolving Credit Lender to provide any loan or advance under the Revolving Credit nor any obligation to make up any shortfall which may be created by such failure.
                  (d) The Revolving Credit Dollar Commitments,  Revolving Credit
              Commitment Percentages, and identities of the Revolving Credit Lenders may be changed, from time to time by the reallocation or assignment of Revolving Credit Dollar Commitments and Revolving Credit Commitment Percentages amongst the Revolving Credit Lenders or with other Persons who determine to become "Revolving Credit Lenders", provided, however unless an Event of Default has occurred and is continuing (in which event, no consent of any Borrower is required) any assignment to a Person not then a Revolving Credit Lender shall be subject to the prior consent of the Lead Borrower (not to be unreasonably withheld), which consent will be deemed given unless the Lead Borrower provides the Administrative Agent with written objection, not more than Five (5) Business Days after the Administrative Agent shall have given the Lead Borrower written notice of a proposed assignment).
                  (e). Upon written  notice given the Lead Borrower from time to time by the Administrative Agent, of any assignment or allocation referenced in Section 2:2-25(d):
                           (i)  Each   Borrower   shall   execute  one  or  more
                      replacement Revolving Credit Notes to reflect such changed Revolving Credit Dollar Commitments, Revolving Credit Commitment Percentages, and identities and shall deliver such replacement Revolving Credit Notes to the Administrative Agent (which promptly thereafter shall deliver to the Lead Borrower the Revolving Credit Notes so replaced) provided however, in the event that a Revolving Credit Note is to be exchanged following its acceleration or the entry of an order for relief under the Bankruptcy Code with respect to any Borrower, the Administrative Agent, in lieu of causing the Borrowers
                      to execute  one or more new Revolving   Credit  Notes,
                      may  issue  the   Administrative   Agent's
                      Certificate   confirming   the   resulting   Revolving
                      Credit Dollar Commitments and Revolving Credit Percentage Commitments.
                           (ii)  Such  change  shall  be   effective   from  the
                      effective date specified in such written notice and any Person added as a Revolving Credit Lender shall have all rights and privileges of a Revolving Credit Lender hereunder thereafter as if such Person had been a signatory to this Agreement and any other Loan Document to which a Revolving Credit Lender is a signatory and any Person removed as a Revolving Credit Lender shall be relieved of any obligations or responsibilities of a Revolving Credit Lender hereunder thereafter.

ARTICLE 3: - THE TERM LOAN:

         3-1.     COMMITMENT TO MAKE TERM LOAN.
                  (a) Subject to satisfaction of the Conditions Precedent to the amendment and restatement of the 2001 Loan Agreement (Article 4:) by on or prior to the date of this Agreement, the Borrowers shall borrow from the Term Lender and the Term Lender shall lend to the Borrowers the sum $45 Million (the "Term Loan"), repayable with interest as provided herein.
                  (b) The  proceeds  of the Term Loan  shall be used  solely for working capital needs and general corporate purposes of the Borrowers.
                  (c) No proceeds of the Term Loan may be used other than in the ordinary course of the Borrowers' business and consistent with the provisions of this Agreement.

         3-2. THE TERM NOTE. The obligation to repay the Term Loan, with interest as provided herein, shall be evidenced by a Note
              (the "Term Note") in the form of EXHIBIT 3:3-2, annexed hereto, executed by the Borrowers. Neither the original nor a copy of the Term Note shall be required, however, to establish or prove any Liability. In the event that the Term Note is ever lost, mutilated, or destroyed, the Borrowers shall execute a replacement thereof and deliver such replacement to the Administrative Agent for delivery to the Term Lender.

         3-3.     PAYMENT OF PRINCIPAL OF THE TERM LOAN.
                  (a) Except as provided in Section 3:3-3(b),  the Borrowers may not repay all or any portion of the principal  balance of the
              Term Loan prior to the repayment in full of all Liabilities under the Revolving Credit and the termination of any obligation, under the Revolving Credit, of the Administrative Agent and of any Revolving Credit Lender to make any loans or to provide any financial accommodations pursuant to this Agreement.
                  (b) From time to time on or after November 1, 2001, the Borrowers may pay all or any part of the principal of the Term Loan provided that each of the following conditions is satisfied:
                           (i) Such  prepayment is accompanied by the payment of
                    any Term Loan Early Termination Fee due on account thereof.
                           (ii)     After giving effect to such prepayment,
                                    (A)  Excess  Availability  is not less  than
                                    $45,000,000.00.
                                    (B)   No    Borrower   is InDefault.
                  (c) The Borrowers shall pay the Administrative  Agent, for the account of the Term Lender,  the Term Loan Early  Termination
              Fee as and to the extent  payable as provided in the Term Loan
              Fee Letter except that no Term Loan Early Termination Fee shall be due and payable in the event of a prepayment in connection with a refinancing of the Term Loan agented or provided by Back Bay Capital or by any successor fund managed by Back Bay Capital, it being understood that neither Back Bay Capital nor any such successor fund has agreed to provide or to entertain a request to provide any such refinancing.
                  (d) The Borrowers  shall repay the then entire unpaid  balance of the Term Loan (including capitalized PIK Interest) and all accrued and unpaid interest thereon on the Termination Date.

         3-4      INTEREST ON THE TERM LOAN.
                  (a) Subject to Sections 3:3-4(b) and 3:3-4(c), the unpaid principal balance of the Term Loan (including any capitalized PIK Interest) shall bear interest (determined on a 360 day year and actual days elapsed), until repaid, fixed at 16.25% per annum (the "Term Loan Interest Rate"), payable as follows:
                           (i) Accrued interest on the unpaid principal  balance
                    of the Term Loan equal to 13% per annum ("Current
                    Pay Interest") shall be payable monthly in arrears, on the first Business Day of each month (the "Term Loan Interest Payment Date"), and on the Maturity Date.
                           (ii) Subject to Section 3:3-4(c), accrued interest on
                    the unpaid principal balance of the Term Loan in excess of Current Pay Interest (which excess is referred to herein as
                   "PIK  Interest")  shall be payable as follows:
                                    (A) The  Borrowers  shall  have the  option,
                          exercisable by irrevocable written notice by the Lead Borrower to the Administrative Agent made at least three (3) Business Days prior to the relevant Term Loan Interest Payment Date, to pay all or any part of such PIK Interest in cash on that Term
                          Loan Interest Payment Date.
                                    (B) PIK  Interest  as to  which  the  option
                          provided in Section 3:3-4(a)(ii)(A) is not exercised shall be added to the then principal balance of the Term Note as of the Term Loan Interest Payment Date on which such interest would have been paid if such option had been exercised.
                                    (C) At the  direction  of the  Term  Lender,
                          following the occurrence and during the continuance of any Event of Default (and whether or not Acceleration has taken place), the Term Lender may require PIK interest to be paid as if the option provided in Section 3:3-4(a)(ii)(A) had been timely exercised by the Lead Borrower.
                  (b) In the event of the amendment  of any  interest  rate
              which is or which may be applicable to the unpaid principal balance of the Revolving Credit, the Term Loan Interest Rate shall be increased by a like amount (e.g. if the Base Margin Rate is increased by one-quarter of one percent per annum or the Eurodollar Margin is increased by 25 basis points, the Term Loan Interest Rate shall likewise be increased by one-quarter of one percent per annum) and such increase shall be treated as an increase to Current Pay Interest.
                  (c) Following the occurrence and during the continuance of any
              Event of Default (and whether or not Acceleration has taken place), at the direction of the Term Lender, interest shall accrue and shall be payable on the unpaid principal balance of the Term Loan at the aggregate of the Term Loan
              Interest Rate then in effect plus three percent per annum.

         3-5.  TERM  LOAN   ANNIVERSARY   FEES.  The  Borrowers  shall  pay  the
              Administrative Agent, for the account of the Term Lender, the Term Loan Anniversary Fees at the times and in the amounts provided in the Term Loan Fee Letter.

         3-6.  PAYMENTS ON ACCOUNT OF TERM LOAN.  The  Borrowers  authorize  the
              Administrative Agent to determine and to pay over directly to the Term Lender any and all amounts due and payable from time to time under or on account of the Term Loan as advances under the Revolving Credit it being understood, however, that the authorization of the Administrative Agent provided in this
              Section 3:3-6 shall not excuse the Borrowers from fulfilling their obligations to the Term Lender on account of the Term Loan nor place any obligation on the Administrative Agent to do so. The Administrative Agent shall provide prompt advice to the Lead Borrower of any amount which is so paid over by the Administrative Agent to the Term Lender pursuant to this
              Section 3:3-6.

ARTICLE 4: - CONDITIONS PRECEDENT:

                   As a condition to the effectiveness of the amendment and
              restatement of this Agreement (which effectiveness shall be marked by written confirmation thereof from the Administrative Agent to the Lead Borrower) each of the documents respectively described in Sections 4:4-1 through and including 4:4-4, (each in form and substance satisfactory to the Administrative Agent) shall have been delivered to the Administrative Agent, and the conditions respectively described in Sections 4:4-5 through and including 4:4-9, shall have been satisfied:

         4-1.     CORPORATE DUE DILIGENCE.
                  (a) Certificates of corporate good standing for each Borrower, respectively issued by the Secretary of State for the state in which that Borrower is incorporated.
                  (b) Certificates of due qualification, in good standing, issued by the Secretary(ies) of State of each State in which the nature a Borrower's business conducted or assets owned could require such qualification.
                  (c) Certificates of each Borrower's Secretary of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

         4-2.    OPINION.  An opinion of counsel to the Borrowers in form and substance satisfactory to the Administrative Agent.

         4-3.     ADDITIONAL DOCUMENTS.     Such additional instruments and
              documents as the Administrative Agent or its counsel reasonably may require or request.

         4-4.  OFFICERS'  CERTIFICATES.   Certificates  executed  by  the  Chief
              Financial Officer and any Executive Vice President of the Lead Borrower which state that the representations and warranties made by the Borrowers to the Agents and the Lenders in the Loan Documents are true and complete as of the date of such Certificate, and that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default.

         4-5. REPRESENTATIONS AND WARRANTIES. Each of the representations made by or on behalf of each Borrower in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of each Borrower shall be true and complete as of the date as of which such representation or warranty was made.

         4-6.  MINIMUM  DAY  ONE  AVAILABILITY.   After  giving  effect  to  the
              effectiveness of this amendment and restatement of the 2001 Loan Agreement; the making of the Term Loan; all then held checks
              (if any); accounts payable which are beyond credit terms then accorded the Borrowers; overdrafts; any charges to the Loan Account made in connection with the establishment of the credit facility contemplated hereby; and L/C's to be issued at, or immediately subsequent to, such establishment, Adjusted Excess Availability shall not be less than $100,000,000.00.

         4-7. ALL FEES AND EXPENSES PAID.  All fees due at or immediately  after the effectiveness of this amendment and restatement of the 2001 Loan Agreement, including an amendment fee in the sum of
              $500,000.00   payable  to  the Administrative  Agent for the
              account of the Revolving Credit Lenders and all fees, costs, and expenses incurred by the Administrative Agent, the Collateral Agent, and the Term Lender in connection with the establishment of the credit facility contemplated hereby (including the fees and expenses of counsel to the Administrative Agent, the Collateral Agent, and the Term Lender) shall have been paid in full.

         4-8. CERTAIN CONDITIONS SATISFIED.   Each of the following conditions
              is satisfied:
                  (a)      No Borrower is InDefault.
                  (b) Confirmation that no financing statements in which any Borrower is referenced as the Debtor and any Person other than Collateral Agent as the Secured Party have been filed subsequent to those filed in connection with the Borrowers' execution of the 1999 Loan Agreement other than to reflect Permitted Encumbrances except for any Special Permitted Encumbrances (i.e. no additional filings with respect to any Special Permitted Encumbrance).
                  (c) The following shall have been received by the Term Lender, each of a then recent date and each in form and reflecting results which are satisfactory to the Term Lender:
                           (i)      Appraisals of the Borrowers' leasehold
                       interests.
                           (ii)     Appraisal of the Borrowers' inventory.
                           (iii)    Commercial financial examination.

         4-9. NO ADVERSE CHANGE. No event shall have occurred or failed to occur, which occurrence or failure is or could have a materially adverse effect upon the Borrowers' financial condition, taken as a whole, as reflected on the Business Plan.

         4-10. BENEFIT OF CONDITIONS PRECEDENT. The conditions set forth in this
              Article 4: are for the sole benefit of each Agent and each Lender and may be waived by the Administrative Agent in whole or in part without prejudice to any Agent or any Lender.

              No document shall be deemed delivered to the Administrative Agent, the Collateral Agent, the Term Lender or
              any Revolving Credit Lender until received and   accepted   by
              the   Administrative   Agent  at  its  offices  in  Boston,
              Massachusetts. Under no circumstances shall this Agreement take effect until executed and accepted by the Administrative Agent at said offices.

ARTICLE 5: - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:

                   To induce each Lender to  establish  the credit  facility
              contemplated herein and to induce the Revolving Credit Lenders to provide loans and advances under the Revolving Credit (each of which loans shall be deemed to have been made in reliance thereupon) and to induce the Term Lender to make the Term Loan, the Borrowers, in addition to all other representations, warranties, and covenants made by any Borrower in any other Loan Document, make those representations, warranties, and covenants included in this Agreement.

         5-1. PAYMENT AND PERFORMANCE OF LIABILITIES. The Borrowers shall pay each payment Liability when due (or when demanded, if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability.

         5-2.     DUE ORGANIZATION. AUTHORIZATION. NO CONFLICTS.
                  (a) Each Borrower  presently is and hereafter  shall remain in good standing as a corporation under the laws of the State in which it is organized, as set forth in the Preamble to this Agreement and is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of each Borrower's assets or operation of each Borrower's business, such qualification may be necessary, except where the failure to so qualify would not have a Material Adverse Effect.
                  (b) Each Borrower's respective  organizational  identification number assigned to it by the State of its incorporation and its respective federal employer identification number is stated on EXHIBIT 5:5-2, annexed hereto.
                  (c) Except in consequence of a Permitted  Merger,  no Borrower shall change its State of organization; any organizational identification number assigned to that Borrower by that State;
              or that  Borrower's  federal  taxpayer identification number.
                  (d) Each  Affiliate,  as of the Second  Restatement  Date,  is
              listed on EXHIBIT 5:5-2. Each Affiliate listed on EXHIBIT 5:5-2 (except for the Parent) is a Subsidiary of the Parent. No Borrower (except for the Parent) will create any Subsidiary nor will the Parent permit any Subsidiary to create any Subsidiary other than a Permitted Subsidiary.
                  (e) The Lead Borrower shall provide the  Administrative  Agent with prior written notice of any entity's becoming or ceasing to be an
              Affiliate.
                  (f) Each Borrower has all requisite corporate power and authority to execute and deliver all Loan Documents to which that Borrower is a party and has and will hereafter retain all requisite corporate power to perform all Liabilities.
                  (g) The  execution  and delivery by each Borrower of each Loan
              Document to which it is a party; each Borrower's consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of
              Collateral   Interests  by  that   Borrower  to  secure  the
              Liabilities); each Borrower's performance under those of the Loan Documents to which it is a party; the borrowings hereunder; and the use of the proceeds thereof:
                           (i)      Have been duly authorized by all necessary
                        corporate action.
                           (ii)     Do not, and will not, contravene in any
                        material respect any provision of any Requirement of Law or obligation of that Borrower.
                           (iii) Will not result in the  creation or  imposition
                        of, or the obligation to create or impose, any Encumbrance upon any assets of that Borrower pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents.
                  (h) The Loan  Documents  have been duly executed and delivered by each Borrower and are the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as such enforceability is limited by bankruptcy, insolvency, or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         5-3.     TRADE NAMES.
                  (a)      EXHIBIT 5:5-3, annexed hereto, is a listing of:
                  (i) All names  under  which any  Borrower  has  conducted  its business since January 1, 1995.
                  (ii) All Persons with whom any Borrower ever consolidated or merged, or from whom any Borrower acquired in a single transaction or in a series of related transactions substantially all of such Person's assets since
                        January 1,1995.
                  (b) The Lead  Borrower will provide the  Administrative  Agent with not less than twenty-one (21) days prior written notice (with reasonable particularity) of any change to any Borrower's name from that under which that Borrower is conducting its business at the execution of this Agreement and will not effect such change unless each Borrower is then in compliance with all provisions of this Agreement, except where such conflict would not reasonably be expected to have a Material Adverse Effect.

         5-4.     INFRASTRUCTURE.
                  (a)  Each   Borrower  has  and  will   maintain  a  sufficient
              infrastructure   to  conduct  its  business  as  presently
              conducted   and  as contemplated to be conducted following its
              execution of this Agreement.
                  (b) Each Borrower owns and possesses,  or has the right to use
              (and  will  hereafter  own,  possess,  or have such  right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for that Borrower's conduct of that Borrower's business.
                  (c) The conduct by each Borrower of that  Borrower's  business does not presently infringe (nor will any Borrower conduct its business in the future so as to infringe) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade
              secrets,   know-how,   confidential   information,   or  other
              intellectual or proprietary property of any third Person, except where such conflict would not reasonably be expected to have a Material Adverse Effect.

         5-5.     LOCATIONS.
                  (a) Subject to Section 5:5-5(b), the Collateral, and the books, records, and papers of Borrowers' pertaining thereto, are kept and maintained solely at the following locations:
                           (i) The  Lead  Borrower's  chief  executive  offices,
                       which, on the Second Restatement Date, are at 3345 Michelson Drive, Irvine, California 92612.
                           (ii) Those locations which are listed on EXHIBIT 5:5-5, annexed hereto, which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location
                       (or an indication that a Borrower owns the subject location) and of all service bureaus with which any such records are maintained and the names and addresses of each of then Borrowers' landlords.
                  (b) No Borrower  shall remove any of the  Collateral  from the locations described in Section 5:5-5(a) except as follows:
                           (i) To accomplish sales of Inventory in the ordinary course of business.
                           (ii) To consummate the House2Home Conversion as reflected on the Business Plan.
                           (iii) To move Inventory to such location or from one such location to another such location.
                           (iv) To utilize such of the  Collateral as is removed
                       from such locations in the ordinary course of business (such as motor vehicles).
                           (v) To  Stores  opened  after the  execution  of this
                       Agreement, but only where there is compliance with the
                       Section 5:5-6.
                           (vi) In connection with any disposition of Collateral
                       permitted by Section 5:5-14(d).
                           (vii) To other  locations,  not less than Thirty (30)
                       days prior written notice of which is provided to the Administrative Agent, and provided that there is compliance with all relevant provisions of the Loan Documents (including, but not limited to, Section 5:5-26 (which relates to further assurances) in connection therewith.
                  (c) Except as  otherwise  disclosed  pursuant to, or permitted by, this Section 5:5-5, no tangible personal property of any Borrower is in the care or custody of any third party or stored or entrusted with a bailee or other third party and none shall hereafter be placed under such care, custody, storage, or entrustment.

         5-6. STORES.
                  (a) No Borrower will execute any Lease:
                           (i) other than in the ordinary course of business; or
                           (ii)  which   would   result  in  a  breach  of  this
                  Agreement.
                  (b) No Borrower  will open any New Store except in  compliance with each of the following conditions:
                           (i) Not less  than  thirty  (30) days  prior  written
                       notice of such opening is provided to the Administrative Agent (with reasonable particularity of the relevant facts and circumstances).
                           (ii) The subject  opening will not result in a breach
                       of Section 5:5-6(c)(i) (which places a limit on the number of New Store openings).
                           (iii) Such  opening is in  compliance  with all other
                       provisions of this Agreement including, without limitation, Section 5:5-26 (which relates to further assurances).
                  (c) The Borrowers,  as a whole, will not undertake any of
              the  following:
                           (i) Open  more  than  the  following number of New
                       Stores during the Fiscal year indicated:

=============================== ============================= ==================
Fiscal Year Ending              If Prior to Term              If After Term
                                Loan Retirement               Loan Retirement
=============================== ============================= ==================

January 2002                    0                             0

------------------------------- ----------------------------- ------------------

January 2003                    5                             10

------------------------------- ----------------------------- ------------------

January 2004                    10                            15

------------------------------- ----------------------------- ------------------

January 2005                    10                            15

------------------------------- ----------------------------- ------------------


                           (ii) Close more than 5 Stores operated in the House2Home format during any twelve (12) month period nor more than 25 overall.
                           (iii)  Permanently   close  (as  distinguished   from
                       converting to the House2Home concept) more than 50 Stores operated in the HomeBase format.
                           (iv) Close any Store other than by a going out of business or similar event conducted by a
                       Nationally   Recognized Inventory Liquidator acceptable
                       to the Administrative Agent.

         5-7.     TITLE TO ASSETS.
                  (a) The Borrowers are, and shall hereafter remain,  the owners of the Collateral free and clear of all Encumbrances with the exceptions of:
                           (i) Collateral sold, conveyed or disposed of as permitted by this Agreement.
                           (ii)     Permitted Encumbrances.
                  (b) No Borrower  has, and none shall have  possession  of, any property on consignment to that Borrower, the Cost of which, when aggregated with the Cost of Inventory on which there is an Encumbrance, exceeds four percent (4%) of the Cost of all of the Borrowers' Inventory at that time.
                  (c) No Borrower  shall  acquire or obtain the right to use any
              Equipment, the acquisition or right to use of which Equipment is otherwise permitted by this Agreement, in which Equipment any third party has an interest, except for:
                           (i) Equipment which is merely incidental to the conduct of that Borrower's business.
                           (ii) Equipment which is not directly or indirectly necessary to the conduct of a Liquidation.
                           (iii) Equipment, the acquisition or right to use of which has been consented to by the Administrative
                        Agent, which consent may be conditioned solely upon the Administrative Agent's receipt of an agreement (substantially in the form of EXHIBIT 5:5-7(c), annexed hereto).

         5-8.     INDEBTEDNESS.   The Borrowers do  not and shall not hereafter
              have any Indebtedness other than Permitted Indebtedness.

         5-9.     INSURANCE.
                  (a) EXHIBIT 5:5-9, annexed hereto, is a schedule of all property, liability, and business interruption insurance policies owned by the Borrowers or under which any Borrower is the named insured. Each of such policies is in full force and effect. Neither the issuer of any such policy nor any Borrower is in default or violation of any such policy.
                  (b) The Borrowers shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as is consistent with sound and prudent industry practice.
                  (c) All insurance carried by the Borrowers shall provide for a minimum of thirty (30) days' written  notice of  cancellation to the Collateral Agent and all such  insurance  which  covers the Collateral shall include an endorsement in favor of the Collateral Agent, which endorsement shall provide that the insurance, to the extent of the Collateral Agent's interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of any Borrower or by the failure of any Borrower to comply with any warranty or condition of the policy.
                  (d)  The  coverage   reflected  on  EXHIBIT  5:5-9   presently
              satisfies the foregoing requirements, it being recognized by each Borrower, however, that such requirements may change hereafter to reflect changing circumstances.
                  (e) The Lead Borrower shall furnish the  Administrative  Agent from time to time with certificates or other evidence satisfactory to the Administrative Agent regarding compliance by the Borrowers with the foregoing requirements.
                  (f) In the event of the failure by the  Borrowers  to maintain insurance as required herein, the Administrative Agent, at its option, and at the Borrowers' expense, may obtain such insurance, provided, however, the Administrative Agent's obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Borrowers' failure to have maintained such insurance.

         5-10.    LICENSES.  Except for matters which, individually and in the aggregate could not reasonably be expected to have a Material Adverse Effect:
                  (a) Each  license,  distributorship,  franchise,  and  similar agreement issued to, or to which any Borrower is a party is in full force and effect.
                  (b) No party to any such license or agreement is in default or violation thereof.
                  (c) No Borrower has received any notice or threat of
               cancellation of any such license or agreement.

         5-11.    LEASES.
                  (a) EXHIBIT 5:5-11, annexed hereto, is a schedule of all presently effective Capital Leases as of the Second Restatement Date. (Exhibit 5:5-5 includes a list of all other presently effective Leases).
                  (b)       As of the Second Restatement Date:
                           (i) Each of such Leases and Capital Leases is in full
                       force and effect as of the Second Restatement Date.
                           (ii) No party to any such Lease or  Capital  Lease is
                       in default or violation of any such Lease or Capital
                       Lease.
                           (iii) No Borrower  has  received any notice or threat
                       of cancellation of any such Lease or Capital Lease except for matters which individually and in the aggregate would not reasonably be expected to have a Material Adverse Effect.
                  (c) Each Borrower hereby authorizes the  Administrative  Agent at any time and from time to time while any Borrower is InDefault to contact any of the Borrowers' respective landlords in order to confirm the Borrowers' continued compliance with the terms and conditions of the Lease(s) between the subject Borrower and that landlord and to discuss such issues, concerning the subject Borrower's occupancy under such Lease(s), as the Administrative Agent may determine.

         5-12. REQUIREMENTS OF LAW. Each Borrower is in compliance with, and shall hereafter comply with and use its assets in compliance with, all Requirements of Law except where the failure of such compliance will not reasonably be expected to have a Material Adverse Effect. No Borrower has received any notice of any violation of any Requirement of Law
               (other than of a violation which has no more than a de minimis adverse effect on the Borrowers' business or assets), which violation reasonably could be expected to have a Material Adverse Effect.

         5-13.    LABOR RELATIONS.
                  (a) As of the Second Restatement Date, no Borrower is presently a party to any collective bargaining or other labor contract.
                  (b) There is not  presently  pending  and,  to any  Borrower's knowledge, there is not threatened any of the following which reasonably could be expected to have a Material Adverse Effect:
                           (i) Any strike, slowdown, picketing, work stoppage, or employee grievance process.
                           (ii) Any proceeding against or affecting any Borrower relating to the alleged violation of any Applicable Law pertaining to labor relations or before National Labor Relations Board, the Equal
                        Employment  Opportunity Commission,   or  any
                        comparable  governmental  body,   organizational
                        activity, or other labor or employment dispute against or affecting any Borrower, which, if determined adversely to that Borrower could have a Material
                        Adverse Effect.
                           (iii) Any lockout of any  employees  by any  Borrower
                        (and no such action is contemplated by any Borrower).
                           (iv) Any application for the certification of a collective bargaining agent.
                  (c) No event has  occurred  or circumstance exists which
               could provide the basis for any work stoppage or other labor dispute which reasonably could be expected to have a Material Adverse Effect.
                  (d) Each Borrower:
                           (i) Has  complied in all material  respects  with all
                        Applicable Law relating to employment,  equal
                        employment  opportunity, nondiscrimination,
                        immigration,  wages,  hours,  benefits,  collective
                        bargaining,   the  payment  of  social   security  and
                        similar taxes, occupational safety and health, and plant closing.
                           (ii) Is not  liable  for the  payment  of a  material
                        amount of compensation, damages, taxes, fines, penalties, or other amounts, however designated, for that Borrower's failure to comply with any Applicable Law referenced in Section 5:5-13(d)(i).

         5-14.  MAINTENANCE AND DISPOSITION OF COLLATERAL. The Borrowers shall:
                  (a) Keep the  Collateral  in good order and  repair  (ordinary reasonable wear and tear and insured casualty excepted).
                  (b) Not  suffer  or  cause  the  waste or  destruction  of any material  part  of the  Collateral.
                  (c) Not use any of the Collateral in violation of any policy of insurance thereon.
                  (d) Not sell, lease, or otherwise dispose of any of the Collateral, other than the following:
                           (i) The sale of Inventory, which sale is otherwise in
                        conformity with this Agreement.
                           (ii) The sale of Collateral by one Borrower to another, which sale or other disposition is otherwise in conformity with this Agreement.
                           (iii) The  disposal of  Equipment  which is obsolete,
                        worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of any Borrower.
                           (iv) The disposal of equipment in concert with Store closures permitted by Section 5:5-6.
                           (v)      Permitted Real Estate Transactions.
                           (vi) The  sale,  to  independent  third  parties,  of
                        trademarks associated with the HomeBase concept.
                           (vii) The turning  over to the Agent of all  Receipts
                        as provided  herein.
                           (viii) The  disposition  of any non-merchandise
                        inventory (such as labels, bags, and packaging materials); damaged goods; return to vendor merchandise; packaways; consigned inventory; and other similar categories of Goods otherwise in compliance with this Agreement.

         5-15.    REAL ESTATE TRANSACTIONS.
                  (a) The Borrowers,  shall, and shall cause their  Subsidiaries to, actively market for sale and to use their respective best efforts to sell all of their real estate on which any Discontinued Store is located, each of which sales shall be subject, however, to Section 5:5-15(b) and 5:5-15(c).
                  (b) The net cash  proceeds to the seller from any such sale of real estate shall be not less than the following:
                           (i)      Except as permitted by Section
                        5:5-15(b)(ii), 72% of the then Real Estate FLV of such real estate.
                           (ii) The  Borrowers  and such  Subsidiaries  may sell
                        owned real estate in one or more transactions in which the net cash proceeds to the seller from each such sale(s) is less than 72% of the then Real Estate FLV, provided that the cumulative aggregate result of the following, determined with respect to such sale(s), does not exceed $4 Million:
                                    (A) 72% of the Real  Estate  FLV of all such
                             real estate which has been sold in  transactions
                             in which the net proceeds to the seller are less than such 72%
                                    Minus
                                    (B) The  actual  net  cash  proceeds  to the
                             seller(s) from all of such sales.
                  (c) Each seller of any real estate shall create a perfected
               Collateral Interest in favor of the Collateral Agent to secure the Liabilities (subject only to Permitted Encumbrances and Collateral Interest Restrictions) in any noncash proceeds of any such sale.
                  (d) Each Borrower  shall timely,  punctually,  and  faithfully perform (within applicable grace periods) all of their respective covenants and warranties to the Administrative Agent and/or the Collateral Agent in each leasehold mortgage granted by that Borrower to the Administrative Agent and/or the Collateral Agent and shall cause each Subsidiary of that Borrower to timely, punctually, and faithfully perform (within applicable grace periods) all of their respective covenants and warranties to the
               Administrative Agent and/or the Collateral   Agent  in  each
               mortgage granted by that Subsidiary to the Administrative Agent and/or the Collateral Agent.

         5-16.    TAXES.
                  (a) With respect to the Borrowers' federal, state, and local tax liability and obligations:
                           (i)  The Lead Borrower, in compliance in all
                        material respects with Applicable Law, has properly filed all returns due to be filed up to the date of this Agreement, other than any return, the failure of which to so file would not reasonably be expected to have more than a de minimis adverse effect on the Borrowers.
                           (ii) Except as described on EXHIBIT 5:5-16, as of the
                        Second Restatement Date:
                                    (A) No audit or examination of the books and
                             records of any  Borrower is being conducted by any
                             taxing authority.
                                    (B) No  agreement  is extant which waives or
                             extends any statute of limitations  applicable to
                             the right of any taxing  authority to assert a
                             deficiency or make any other claim for or in
                             respect to federal income taxes.
                                    (C) No  issue  has  been  raised  in any tax
                             examination of any Borrower  which,  by application
                             of similar principles,  reasonably  could be
                             expected  to  result in the assertion  of a
                             material  deficiency  for any fiscal year open
                             for examination, assessment, or claim by any
                             taxing authority.
                                    (D) No  Borrower  is aware  of any  facts or
                             circumstances  such that any claim could be made
                             against such Borrower  by any  taxing  authority
                             where the  result of such claim could  reasonably
                             be expected to have a Material Adverse Effect.
                  (b) The Borrowers have, and hereafter shall:  pay, as
               they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against any Borrower or the Collateral by any person or entity whose claim could result in an Encumbrance upon any asset of any Borrower or by any
               governmental  authority;   properly  exercise  any  trust
               responsibilities imposed upon any Borrower by reason of withholding from employees' pay or by reason of any Borrower's receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by any Borrower;
               and timely file all tax and other returns and other reports with each governmental authority to whom any Borrower is obligated to so file, provided, however, the Lead Borrower, after establishing proper reserves, may in good faith and by appropriate proceedings contest any tax, assessment, or other governmental charge, subject however, to Section 5:5-16(c).
                  (c) No  Borrower  shall  suffer or  permit  any tax lien to be filed against it, which tax lien includes any Collateral which consists of Inventory, Account, or a right to payment of that Borrower, where such tax lien could have priority over the Liabilities.

         5-17. NO MARGIN STOCK.No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U, T, and X of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

         5-18. ERISA. Except for matters which individually or in the aggregate are not reasonably expected to have a Material Adverse Effect, no Borrower nor any ERISA Affiliate ever has or hereafter shall:
                  (a) Fail to be in compliance with that Borrower's Employee
               Benefit Plan.
                  (b) Fail timely to file all reports and filings required by
               ERISA to be filed by any Borrower.
                  (c) Engage in any "prohibited transactions" or "reportable events" (respectively as described in ERISA).
                  (d) Engage  in, or commit,  any act such that a tax or penalty could be imposed upon any Borrower on account thereof pursuant to ERISA.
                  (e) Accumulate any material funding deficiency within the meaning of ERISA.
                  (f) Terminate any Employee Benefit Plan such that a lien could be asserted against any assets of any Borrower on account thereof pursuant to ERISA.
                  (g) Be a member  of,  contribute  to,  or have any  obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a) of ERISA.

         5-19.    HAZARDOUS MATERIALS.
                  (a) Except for matters which  individually or in the aggregate are not reasonably expected to have a Material Adverse Effect, no Borrower has ever: (i) been legally responsible for any release or threat of release of any Hazardous Material or (ii) received notification of the incurrence of any expense in connection with the assessment, containment, or removal of any Hazardous Material for which that Borrower would be responsible.
                  (b) Each Borrower shall: (i) dispose of any Hazardous Material only in compliance in all material respects with all Environmental Laws and (ii) have possession of any Hazardous Material only in the ordinary course of that Borrower's business and in compliance in all material respects with all Environmental Laws.
                  (c) The Lead Borrower shall provide the  Administrative  Agent with written notice upon any Borrower's obtaining knowledge of any incurrence of any expense or loss by any governmental authority or other Person in connection with the assessment, containment, or removal of any Hazardous Material, for which expense or loss any Borrower may be liable, where such expense or loss reasonably could be expected to have a Material Adverse Effect.

         5-20. LITIGATION. Except as described in EXHIBIT 5:5-20, annexed hereto, there is not presently pending or threatened by or against any Borrower any suit, action, proceeding, or investigation which, if determined adversely to any Borrower, could reasonably be expected to have a Material Adverse Effect.

         5-21.    DIVIDENDS. INVESTMENTS. CORPORATE ACTION.
                  (a)      No Borrower shall:
                           (i)  Pay  any  cash   dividend   or  make  any  other
                         distribution in respect of any class of that Borrower's capital stock, except that the Parent may declare and issue dividends of its own capital stock.
                           (ii) Own, redeem, retire, purchase, or acquire any of
                         any  Borrower's  capital stock other than in
                         consequence of a Permitted Repurchase.
                           (iii) Invest in or purchase  any stock or  securities
                         or rights to purchase any such stock or securities,
                         of any Person other than the following:
                                    (A) A Permitted Repurchase.
                                    (B) A Permitted Investment.
                           (iv)   Merge  or   consolidate   or  be   merged   or
                         consolidated with or into any other corporation or other entity other than a Permitted Merger.
                           (v) Consolidate any of that Borrower's operations with those of any other Person other than of another Borrower.
                           (vi) Organize or create any Affiliate other than a Permitted Subsidiary.
                           (vii) Subordinate any debts or obligations owed to
                         that Borrower by any third party to any other debts owed by such third party to any other Person.
                           (viii) Acquire any assets other than in the ordinary course and conduct of that Borrower's business as conducted at the execution of this Agreement.
                  (b) The Parent  shall not permit any  Subsidiary  to undertake any of the foregoing actions unless, if that Affiliate were a Borrower, that Affiliate could have done so.

         5-22. LOANS. No Borrower shall make any loans or advances to, nor acquire the Indebtedness of, any Person, provided, however, the foregoing does not prohibit any of the following:
                  (a) Advance payments made to that Borrower's suppliers in the ordinary course.
                  (b) Advances to that Borrower's officers, employees, and
               salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of that Borrower, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by that Borrower.
                  (c) Loans by one Borrower to another, not to exceed $1 Million at any one time outstanding, but only at a time when the unpaid principal balance of the Loan Account is less than $25,000.00.
                  (d) Permitted Intercompany Loans.

         5-23.   PROTECTION  OF  ASSETS.  The   Administrative   Agent,  in  the
               Administrative Agent's discretion, and from time to time, if an Event of Default has occurred and is continuing, may discharge any tax or Encumbrance on any of the Collateral, or take any other action which the Administrative Agent reasonably may deem necessary or desirable to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral. The Administrative Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Administrative Agent has had an opportunity to be heard), from which finding no further appeal is available, that the Administrative Agent had acted in actual bad faith or in a grossly negligent manner. The Borrowers shall pay to the Administrative Agent, on demand, or the Administrative Agent, in its discretion, may add to the Loan Account, all amounts paid or incurred by the Administrative Agent pursuant to this section 5:5-23.

         5-24. LINE OF BUSINESS. No Borrower shall engage in any business other than the business in which it is currently engaged, the business which will result from the execution of the House2Home Conversion (the conduct of each of which is as reflected in the Business Plan), or a business reasonably related thereto.

         5-25.    AFFILIATE TRANSACTIONS.    No Borrower shall make any payment,
               nor give any value to any Affiliate except for Permitted Affiliate Transactions.

         5-26.    FURTHER ASSURANCES.
                  (a) No Borrower is the owner of, nor has it any  interest  in, any property or asset which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the amendment and restatement of the 2001 Agreement (Article 4:) will not be subject to a perfected Collateral Interest in favor of the Collateral Agent (subject only to Permitted Encumbrances and Collateral Interest Restrictions) to secure the Liabilities.
                  (b) Except in consequence of the  consummation  of a Permitted
               Real Estate  Transaction  (as to which,  see Section  5:5-15), no Borrower will hereafter have any interest in, nor acquire any asset or property which, is not subject to such a perfected Collateral Interest in favor of the Collateral Agent to secure the Liabilities (subject only to Permitted Encumbrances and Collateral Interest Restrictions).
                  (c)  Each   Borrower   shall   execute   and  deliver  to  the
               Administrative Agent such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Administrative Agent may request to carry into effect the provisions and intent of this Agreement; to protect and perfect the Collateral Agent's Collateral Interests in the Collateral; and to comply with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral. Each Borrower shall execute all such instruments as may be required by the Collateral Agent with respect to the recordation and/or perfection of the Collateral Interests created or contemplated herein.
                  (d) Each Borrower  hereby  designates the Collateral  Agent as
               and  for  that  Borrower's  true  and  lawful  attorney,   with
               full power of substitution, to sign and file any financing statements in order to perfect or protect the Collateral Agent's Collateral Interests in the Collateral.
                  (e) This Agreement  constitutes an authenticated  record which authorizes the Collateral Agent to file such financing statements as the Collateral Agent determines as appropriate to perfect or protect the Collateral Interests created by this Agreement.
                  (f) A  carbon,  photographic,  or other  reproduction  of this
               Agreement or of any financing statement or other instrument executed pursuant to this Section 5:5-26 shall be sufficient for filing to perfect the security interests granted herein.

         5-27.    ADEQUACY OF DISCLOSURE.
                  (a) All financial  statements furnished to each Agent and each
               Lender by each Borrower have been prepared in accordance with GAAP consistently applied and present fairly the condition of the Borrowers at the date(s) thereof and the results of operations and cash flows for the period(s) covered (provided however, that unaudited financial statements are subject to normal year end adjustments and to the absence of footnotes). There has been no change in the Consolidated financial condition, results of operations, or cash flows of the Borrowers since the date(s) of such financial statements, other than changes in the ordinary course of business, which changes have not been materially adverse, either singularly or in the aggregate or as reflected in the Business Plan.
                  (b) As of the Second  Restatement  Date,  no Borrower  has any
               contingent obligations or obligation under any Lease or Capital Lease which is not reflected in the Borrowers' Consolidated financial statements (or in the footnotes included with such statements) furnished to each Agent and each Lender prior to the execution of this Agreement.
                  (c) To the  best  knowledge  of the  Borrowers,  no  document, instrument, agreement, or paper now or hereafter given to any Agent or to any Lender by or on behalf of each Borrower or any guarantor of the Liabilities in connection with the execution of this Agreement by each Agent and each Lender contains or will contain any untrue statement of a material fact or omits or, when taken as a whole, will omit to state a material fact necessary in order to make the statements therein not misleading. There is no fact known to any Borrower (other than risks disclosed by the Parent to the Administrative Agent or in the Parent's filings with the SEC) which has, or which, in the foreseeable future could reasonably be expected to have, a Material Adverse Effect.

         5-28. NO RESTRICTIONS  ON LIABILITIES.  No Borrower shall enter into or permit any Affiliate or Subsidiary to directly or indirectly become subject to any agreement which prohibits or restricts, in any manner, any Borrower's or any such Affiliate's or
               Subsidiary's:
                  (a) Creation of, and granting of Collateral Interests in favor of the Collateral Agent other than the following:
                           (i) In connection with a Permitted Real Estate Transaction (as to which, see Section 5:5-15).
                           (ii)  By  documentation   which  evidences  solely  a
                       purchase money security interest in Equipment otherwise permitted by this Agreement.
                  (b) Ability to incur Liabilities.

         5-29. OTHER COVENANTS. No Borrower shall indirectly do or cause to be done any act which, if done directly by that Borrower, would breach any covenant contained in this Agreement.

ARTICLE 6: FINANCIAL REPORTING AND PERFORMANCE COVENANTS:

         6-1.     MAINTAIN RECORDS.   The Borrowers shall:
                  (a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Borrowers' financial transactions, all in accordance with GAAP applied consistently with prior periods to fairly reflect the Consolidated financial condition of the Borrowers at the close of, and its results of operations for, the periods in question.
                  (b)  Timely  provide  the  Administrative   Agent  with  those
               financial reports, statements, and schedules required by this Article 6: or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP applied  consistently with prior
               periods to fairly reflect the Consolidated financial condition of the Borrowers at the close of, and the results of operations  for,  the  period(s)  covered therein.
                  (c) At all times, keep accurate current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.
                  (d)  At  all  times,   retain  independent   certified  public
               accountants who are reasonably satisfactory to the Administrative Agent and instruct such accountants to fully cooperate with, and be available to, the Administrative Agent to discuss the Borrowers' financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Administrative Agent.
                  (e) Not change any Borrower's fiscal year.

         6-2.     ACCESS TO RECORDS.
                  (a) Each Borrower shall accord the  Administrative  Agent with access from time to time at reasonable times, on reasonable notice, as the Administrative Agent may require to all properties owned by or over which any Borrower has control.
               The  Administrative  Agent shall have the right, and each
               Borrower   will   permit  the   Administrative   Agent  from
               time to time as Administrative Agent may request, to examine, inspect, copy, and make extracts from any and all of the Borrowers' books, records, electronically stored data, papers, and files. Each Borrower shall make all of that Borrower's copying facilities available to the Administrative Agent.
                  (b) Each Borrower hereby authorizes the  Administrative  Agent to:
                           (i) Inspect,  copy,  duplicate,  review,  cause to be
                      reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to any Borrower, or any service bureau, contractor, accountant, or other person, and directs any such service bureau, contractor, accountant, or other person fully to cooperate with the Administrative Agent with respect thereto.
                           (ii) Verify,  in a manner  consistent  with customary
                      commercial financing practices, at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with each Borrower's computer billing companies, collection agencies, and accountants and to sign the name of each Borrower on any notice to each Borrower's Account Debtors or verification of the Collateral.
                  (c) The  Administrative  Agent from time to time may designate one or more representatives to exercise the Administrative Agent's rights under this Section 6:6-2 as fully as if the Administrative Agent were doing so.

         6-3.     NOTICE TO ADMINISTRATIVE AGENT.
                  (a) The Lead Borrower shall provide the  Administrative  Agent with written notice promptly upon the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being
               given:
                           (i)  Any change in any Borrower's Senior Officers.
                           (ii) Any ceasing of any Borrower's making of payment,
                      in the ordinary course, to any of its creditors where the result thereof could reasonably be expected to have a Material Adverse Effect.
                           (iii)    Any Material Adverse Change.
                           (iv)     Any Borrower's becoming InDefault.
                           (v) Any  intention  on the  part of any  Borrower  to
                      discharge that Borrower's present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity (as to which, see Subsection 6:6-1(d)).
                           (vi) Any litigation which, if determined adversely to
                      any Borrower, could reasonably be expected to have a Material Adverse Effect on the financial condition of that Borrower.
                  (b) The Lead Borrower shall provide the  Administrative  Agent and the Term Lender with written notice promptly (with reasonable particularity as to the relevant facts and circumstances) of the following:
                           (i) Any failure by any Borrower to pay rent at any of
                      that Borrower's locations, which failure continues for more than three (3) days following the last day on which such rent was payable where the result of such failure could reasonably be expected to be a Material Adverse Effect.
                           (ii) The receipt,  by any Borrower,  of notice of the
                      initiation,  pendency, or completion of the foreclosure
                      of the relevant lessor's interest in any demised premises which is the subject of a leasehold mortgage to secure the Liabilities.
                  (c)      The Lead Borrower shall:
                           (i) Provide the Administrative Agent , promptly after
                      being distributed, with copies of any materials distributed to the shareholders of the Parent
                     (qua such shareholders).
                           (ii) Provide the Administrative Agent , promptly after being filed with the SEC, all registration statements, annual, quarterly, and other reports filed by the Parent.
                           (iii) At the request of the Administrative Agent,
                     from time to time provide the Administrative Agent with copies of all advertising (including copies of all print advertising and duplicate tapes of all video and radio advertising).
                           (iv) At the request of the Administrative Agent, from
                     time to  time,  provide  the  Administrative  Agent  with
                     a copy of all offers to purchase any real estate reported to the Administrative Agent pursuant to the monthly financial reporting requirements set out in
                     Section 6:6-5 since the date through which the Lead Borrower has previously provided such copies.
                           (v)  Provide  the  Administrative   Agent,   promptly
                     following receipt by the Parent, with a copy of any management letter or similar communications from any accountant of the Parent.

         6-4. BORROWING BASE CERTIFICATE. The Lead Borrower shall provide the Administrative Agent with a Borrowing Base Certificate (in the form of EXHIBIT 6:6-4 annexed hereto, as such form may be revised from time to time by the Administrative Agent) as follows:
                  (a) By 1:00PM on each  Wednesday,  as of the close of business on the then immediately prior Saturday.
                  (b) With each  Revolving  Credit loan request made pursuant to
               Section 2:2-7.

         6-5.     MONTHLY REPORTS.   Monthly, the Lead Borrower shall provide
               the  Administrative Agent with the following:
                  (a) Timely as provided in EXHIBIT 6:6-5, annexed hereto, those financial statements and reports described in EXHIBIT 6:6-5.
                  (b) The officer's compliance  certificate described in Section
               6:6-8.

         6-6.  QUARTERLY  REPORTS.   Quarterly,  within  Forty  Five  (45)  days
               following the end of each of the Borrowers' first three Fiscal quarters, the Lead Borrower shall provide the Administrative Agent with the following:
                  (a) A management prepared financial statement of the Borrowers for the period from the beginning of the Borrowers' then current fiscal year through the end of the subject quarter, with comparative information for the same period of the previous fiscal year, which statement shall include, at a minimum, a balance sheet, income statement (which income statement shall be on a store specific and on a "consolidated" basis), statement of changes in shareholders' equity, and cash flows and comparisons of same Store sales for the corresponding quarter of the then immediately previous year, as well as to the Business Plan.
                  (b) A copy of the Borrowers'  10-Q filed with the SEC, for the first second, and third fiscal quarters only.
                  (c) The officer's compliance  certificate described in Section
               6:6-8.

         6-7. ANNUAL REPORTS. Annually, within ninety (90) days following the end of the Borrowers' Fiscal year, the Lead Borrower shall furnish the Administrative Agent with the following:
                  (a) The 10-K report for the Borrowers for that year, filed, or to be filed with the SEC, which shall have been prepared by, and bear the unqualified opinion of, the Borrowers' independent certified public accountants (i.e. said statement shall be "certified" by such accountants) and shall include, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, income statement, statement of changes in shareholders' equity, and cash flows.
                  (b) The officer's compliance  certificate described in Section
               6:6-8.

         6-8. OFFICERS' CERTIFICATES. The Lead Borrower shall cause a Senior Officer to provide such Person's Certificate with those monthly, quarterly, and annual statements to be furnished pursuant to this Agreement, which Certificate shall:
                  (a) Indicate that the subject statement was prepared in accordance with GAAP or the requirements of this Agreement, consistently applied in the preparation thereof and with prior such statements of like kind furnished pursuant to this Agreement, and presents fairly the Consolidated financial condition of the Borrowers at the close of, and the results of the Borrowers' operations and cash flows for, the period(s) covered, subject, however to the following:
                           (i) Usual year end adjustments  (this exception shall
                       not be included in the Certificate which accompanies such annual statement).
                           (ii) Material Accounting Changes (in which event, such Certificate shall include a schedule (in reasonable detail) of the effect of each such Material Accounting Change) not previously specifically taken into account in the determination of the financial performance covenant imposed pursuant to Section 6:6-11.
                           (iii)  The  absence  of   footnotes  to  monthly  and
                       quarterly statements.
                  (b) Indicate either that (i) no Borrower
               is InDefault, or (ii) if such an event has occurred, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by the Borrowers to be taken on account thereof.
                  (c) Include calculations  concerning the Borrowers' compliance
               (or failure to comply) at the date of the subject statement with each of the financial performance covenants included in
               Section 6:6-11 hereof.

         6-9.     INVENTORIES, APPRAISALS, AND AUDITS.
                  (a) The Administrative Agent, at the expense of the Borrowers, may participate in and/or observe each count and/or physical inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of the Borrowers.
                  (b) The Borrowers, shall cause physical inventories to be
               undertaken   as  follows:
                           (i)  Subject  to  Section 6:6-9(b)(ii),  the
                      Borrowers,  at their own expense, shall cause at least
                      one (1) physical inventory to be undertaken in each fiscal year during which this Agreement is in effect
                      (the scheduling of which  inventory  shall  be  subject
                      to  the  Administrative   Agent's discretion  after  the
                      occurrence and continuance of any Event of Default) conducted by such inventory takers as are satisfactory to the Administrative Agent and the Parent and which employs a methodology consistent with that which had been employed in physical inventories taken prior to November 1, 1999.
                           (ii) The  Administrative  Agent may cause or  require
                      additional inventories to be undertaken (in each instance, at the expense of the Borrowers) if an Event of Default or an Availability Trigger Event has
                      occurred and is continuing.
                           (iii)  On  the   Administrative   Agent's  reasonable
                      request from time to time, the Lead Borrower shall provide the Administrative Agent with a copy of the preliminary results ("flash report") of a physical inventory conducted pursuant to this Section 6:6-9(b) (as well as of any other physical inventory undertaken by any Borrower) within ten (10) days following the completion of such inventory.
                           (iv) The  Lead  Borrower,  within  thirty  (30)  days
                      following the end of each of the Borrowers' Fiscal years, shall provide the Administrative Agent with a reconciliation of the results of the Borrowers' physical inventories taken during the Fiscal year then just ended and, to the extent not previously so posted, shall post such results to the Borrowers' stock ledger and, as applicable to the Borrowers' other financial books and records.
                  (c) Upon the  Administrative  Agent's  reasonable request from time to time, the Borrowers shall permit the Administrative Agent to obtain an appraisal, from time to time, of the Borrowers' Inventory.
                           (i) Subject to Section  6:6-9(c)(ii)  , the Borrowers
                      shall reimburse the Administrative Agent for the Administrative Agent's out-of-pocket cost of up to four
                     (4) such appraisals in any Twelve (12) month period during which this Agreement is in effect.
                           (ii) If such expense  obligation arose while an Event
                      of Default or an Availability Trigger Event has occurred and is continuing, the Borrowers shall reimburse the Administrative Agent for all such appraisals.
                  (d) Upon the  Administrative  Agent's  reasonable request from time to time, the Borrowers shall permit the Administrative Agent to obtain an appraisal, from time to time, of the Borrowers' leasehold interests and of real estate owned by any Borrower or by any Borrower's Subsidiary.
                           (i) Subject to Section  6:6-9(d)(ii),  the  Borrowers
                      shall reimburse the Administrative Agent for the Administrative Agent's out-of-pocket cost of one such appraisal of each such leasehold and parcel of owned real estate in any Twelve (12) month period during which this Agreement is in effect.
                           (ii) If such expense  obligation arose while an Event
                      of Default or an Availability Trigger Event has occurred and is continuing, the Borrowers shall reimburse the Administrative Agent for all such appraisals.
                  (e) The Borrowers shall reimburse the Administrative Agent for the Administrative Agent's out-of-pocket cost of commercial finance audits of the Borrowers' books and records as follows:
                           (i) Subject to Section  6:6-9(e)(ii),  the  Borrowers
                      shall reimburse the Administrative Agent for the Administrative Agent's out-of-pocket cost of up to four
                      (4) such audits in any Twelve (12) month period during which this Agreement is in effect.
                           (ii) If such expense  obligation arose while an Event
                      of Default or an Availability Trigger Event has occurred and is continuing, the Borrowers shall reimburse the Administrative Agent for all such audits. Revolving Credit Lenders, at their respective own expense, may accompany and observe any commercial finance audit of the Borrower's books which the Administrative Agent causes to be undertaken.

         6-10.    ADDITIONAL FINANCIAL INFORMATION.
                  (a) In addition to all other information required to be provided pursuant to this Article 6:, the Lead Borrower promptly shall provide the Administrative Agent (and any guarantor of the Liabilities), with such other and additional information concerning the Borrowers, the Collateral, the operation of the Borrowers' business, and the Borrowers' financial condition, including original counterparts of financial reports and statements, as the Administrative Agent may from time to time request from the Lead Borrower.
                  (b) The Lead  Borrower may provide the  Administrative  Agent,
               from  time  to  time  hereafter,   with  updated  forecasts  of
               the  Borrowers' anticipated performance and operating results.
                  (c) In all events,  the Lead Borrower,  no earlier than Ninety
               (90) days prior to the end of its fiscal year nor later than the last day of the first fiscal quarter of the Borrower's fiscal year, shall furnish the Administrative Agent with an updated and extended forecast which shall go out at least through the end of the subject fiscal year and shall include an income statement, balance sheet, and statement of cash flow, by month, each prepared in conformity with GAAP and consistent with the Borrowers' then current practices.
                  (d) Each Agent and each Lender  agrees  that,  except with the prior  consent  of the Lead  Borrower,  it will not  disclose any confidential information with respect to the Borrowers which is now or in the future furnished pursuant to this Agreement or any other Loan Document, provided, however, that each Agent and each Lender may disclose any such
               information  as follows:
                           (i) To the following  (but only if the Person to whom
                         so  disclosed  is   instructed  to  treat  the  such
                         information   as confidential):
                                    (A) To its employees, Affiliates, advisors
                                or counsel.
                                    (B) To any prospective or actual transferee
                                or participant in connection with  any
                                contemplated transfer or participation of this Agreement, the Liabilities, or any interest therein by any Agent or any Lender, which transfer or participation is permitted by the terms of this Agreement.
                                    (C) To any Agent or any Lender.
                           (ii) As has become generally available to the public.
                           (iii) As may be required or appropriate in any
                         report, statement or testimony submitted to any municipal, state, or federal regulatory body having or claiming to have jurisdiction over that Agent or that Lender.
                           (iv)  As may be required or appropriate in respect to
                         any summons or subpoena or in connection with any litigation
                           (v)  In  order  to  comply   with  any  law,   order,
                         regulation or ruling applicable to that Agent or that Lender.

         6-11. FINANCIAL PERFORMANCE COVENANTS. The Borrowers shall observe and comply with those financial performance covenants set forth on
               EXHIBIT 6:6-11, annexed hereto. Compliance with such financial performance covenants shall be made as if no Material
               Accounting Changes had been made (other than any Material Accounting Changes specifically taken into account in the setting of such covenants). The Administrative Agent may determine the Borrowers' compliance with such covenants based upon financial reports and statements provided by the Lead Borrower to the Administrative Agent (whether or not such financial reports and statements are required to be furnished pursuant to this Agreement) as well as by reference to interim financial information provided to, or commercially reasonably developed by, the Administrative Agent.

ARTICLE 7: - USE OF COLLATERAL:

         7-1.     USE OF INVENTORY COLLATERAL.
                  (a) No Borrower shall engage in any sale or other disposition of Inventory which consists of:
                           (i) Any  sale or other  disposition  which is not for
                         fair consideration in the conduct of the Borrowers' business in the ordinary course unless conducted as part of the House2Home Conversion and/or unless conducted in connection with any Store closure (including any Store sale) permitted by this Agreement.
                           (ii) Sales or other dispositions to creditors.
                           (iii) Sales or other  dispositions  in bulk except in
                         connection with any Store closure permitted by this Agreement.
                           (iv) Sales of any Collateral in breach of any provision of this Agreement.
                  (b) No sale of Inventory by any Borrower shall be on
               consignment, approval, or under any other circumstances such that, with the exception of the Borrowers' customary return policy applicable to the return of Inventory purchased by the Borrowers' retail customers in the ordinary course, such Inventory may be returned to a Borrower without the consent of the Agent.

         7-2. INVENTORY QUALITY. All Inventory now owned or hereafter acquired by any Borrowers is and will be of good and merchantable quality and free from defects (other than (x) quality problems and defects within customary trade tolerances and (y) subject to insured casualties).

         7-3.   ADJUSTMENTS  AND  ALLOWANCES.   Each  Borrower  may  grant  such
               allowances or other adjustments to that Borrower's Account Debtors (exclusive of extending the time for payment of any Account or Account Receivable in excess of $100,000.00, which shall not be done without first obtaining the Administrative Agent's prior written consent in each instance) as that Borrower may reasonably deem to accord with sound business practice.

         7-4.     VALIDITY OF ACCOUNTS.
                  (a) The amount of each  Account  shown on the books,  records, and invoices of the Borrowers represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor and shall have been fully earned by performance by the Borrowers.
                  (b) No Borrower  has any  knowledge of any  impairment  of the validity or collectibility of any of the Accounts which are included in the calculation of the Borrowing Base
               (except as stated therein and except as subject to adjustments to Credit Card Receivables in the ordinary course of business). The Lead Borrower shall notify the Administrative Agent of any material such impairment promptly after any Borrower becomes aware of any such impairment.

         7-5. NOTIFICATION TO ACCOUNT DEBTORS. The Agent shall have the right (after any Event of Default has occurred and is continuing) to notify any of the Borrowers' Account Debtors to make payment directly to the Agent and to collect all amounts due on account of the Collateral.

ARTICLE 8: - CASH MANAGEMENT. PAYMENT OF LIABILITIES:

         8-1      IMPLEMENTATION OF CASH CONCENTRATION SYSTEM.
                  (a) On the Second Restatement Date,  the Blocked Account
               Agreement is in full force and effect.
                  (b) The  contents  of  each  DDA  (other  than  the  Operating
               Account) and of the Blocked Account and of the Boston Concentration Account constitute Collateral and Proceeds of Collateral.
                  (c) The Lead Borrower  shall cause those actions  described in this Section 8:8-1(c) to take place on or before the first request, pursuant to Section 2:2-7, for a loan under the Revolving Credit:
                           (i) The  amendment of the Blocked  Account  Agreement
                       with  Wells  Fargo  Bank,   N.A.  in  a  manner
                       satisfactory to the Administrative Agent so as to provide that all disbursements from that account are made solely at the direction of the Administrative Agent.
                           (ii) The implementation of a cash concentration system such that all cash proceeds of sales, credit card processor remittances, and Receipts which are not remitted to that account at Wells Fargo Bank,
                       N.A. which is subject to the Blocked Account Agreement are remitted directly to the Boston Concentration Account.
                           (iii) The operation,  in a manner satisfactory to the
                       Administrative   Agent,  of  the  revamped  cash
                       concentration system contemplated by Sections 8:8-1(c)(i) and 8:8-1(c)(ii) for a period of not less than one week.

         8-2.     THE CONCENTRATION AND OPERATING ACCOUNTS.
                  (a) The following checking accounts have been or will be established (and are so referred to herein):
                           (i) The "Boston Concentration Account" (so referred to herein): Established by the Administrative Agent with Fleet National Bank.
                           (ii) The "Operating Account" (so referred to herein):
                        One more accounts established by the Lead Borrower with Fleet National Bank (the Operating Account is referred to as the "Disbursement Account" in the 1999 Loan Agreement).
                  (b) The  Borrowers  shall  pay all fees and  charges  of,  and maintain such impressed balances as may be required by the depository in which any account is opened as required hereby (even if such account is opened by and/or is the property of the Administrative Agent).

         8-3.     TERMINATION OF CASH CONCENTRATION SYSTEM.
                  (a) This  Section  8:8-3  shall apply only in the event of and following the Term Loan Retirement.
                  (b) The  Administrative  Agent, on written request of the Lead
               Borrower, shall take steps to reverse the cash concentration system described in Section 8:8-1(c), provided that both of the following conditions are then satisfied:
                           (i) On the  date on which  such  written  request  is
                        given, Excess Availability has been at least Seventy Five Million Dollars ($75 Million) for not less than five (5) consecutive Business Days.
                           (ii)  No  Event  of  Default  has   occurred  and  is
                        continuing.
                  (c) Following the  Administrative  Agent=s  having taken those steps required by Section 8:8-3(b), the Agent may (and on instructions of the SuperMajority Lenders shall ) reimplement the cash management system described in Section 8:8-1(c) upon the occurrence of either of the following (in which event,
               the  Lead  Borrowers  and  the  Borrowers   shall  cooperate
               with  the Administrative Agent in such reimplementation):
                           (i)  Any Event of Default .
                           (ii) An Availability Trigger Event.

         8-4.     PAYMENT OF LIABILITIES.
                  (a) On each Business Day, the Administrative Agent shall apply the then  collected  balance of the Boston  Concentration
               Account (net of fees charged, and of such impressed balances as may be required by the bank at which the Boston Concentration Account is maintained): First, towards the SwingLine Loans and Second, towards the unpaid balance of the Loan Account and all other Liabilities which are then due and payable, provided, however, for purposes of the calculation of interest on the unpaid principal balance of the Loan Account, such payment shall be deemed to have been made One (1) Business Day after such transfer.
                  (b) The  following  rules shall apply to deposits and payments under and pursuant to this Agreement:
                           (i) Funds shall be deemed to have been  deposited  to
                        the  Boston  Concentration   Account  on  the  Business
                        Day on which deposited, provided that notice of such deposit is available to the Administrative Agent by 2:00PM on that Business Day.
                           (ii) Funds paid to the  Administrative  Agent,  other
                        than by deposit to the Boston Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that notice of such payment is available to the Administrative Agent by 2:00PM on that Business Day.
                           (iii)  If  notice  of  a   deposit   to  the   Boston
                        Concentration   Account  (Section   8:8-4(b)(i))  or
                        payment (Section 8:8-4(b)(ii)) is not available to the Administrative Agent until after 2:00PM on a Business Day, such deposit or payment shall be deemed to have been made at 9:00AM on the then next Business Day.
                           (iv) All deposits to the Boston Concentration Account
                        and other payments to the Administrative Agent are subject to clearance and collection.
                  (c) All credits against the  Liabilities  shall be conditional upon final payment to the Administrative Agent for the account of each Lender of the items giving rise to such credits. The amount of any item credited against the Liabilities which is charged back against the Administrative Agent or any Lender for any reason or is not so paid shall be a Liability, whether or not the item so charged back or not so paid is returned.
                  (d) The  Administrative  Agent shall transfer to the Operating
               Account any surplus in the Boston Concentration Account remaining after the application towards the Liabilities referred to in Section 8:8-4(a), above (less those amount which are to be netted out, as provided therein) provided, however, in the event that
                           (i)      any Borrower is InDefault; and
                           (ii)     one or more L/C's are then outstanding,
                        then the Administrative Agent may establish a funded reserve of up to 105% of the aggregate Stated Amounts of such L/C's. Such funded reserve shall either be
                        (i) returned to the Borrowers in the event that no Borrower is In Default or (ii) applied towards the Liabilities following the occurrence of any Event of Default described in Section 11:11-13 or Acceleration.

         8-5. THE OPERATING ACCOUNT. Except as otherwise specifically provided in, or permitted by, this Agreement, all checks shall be drawn by the Borrower upon, and other disbursements shall be made by the Borrower solely from, the Operating Account or from its payroll account.

ARTICLE 9: - GRANT OF SECURITY INTEREST:

         9-1. GRANT OF SECURITY INTEREST. To secure the Borrowers' prompt, punctual, and faithful performance of all and each of the Liabilities, each Borrower hereby grants to the Collateral Agent, for the ratable benefit of the Lenders, a continuing security interest in and to, and assigns to the Collateral
               Agent, for the ratable benefit of the Lenders, the following, and each item thereof, whether now owned or now due, or in which that Borrower has an interest, or hereafter acquired, arising, or to become due, or in which that Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Collateral Agent may in the future be granted a Collateral Interest, is referred to herein as the "Collateral"):
                  (a)      All Accounts and accounts receivable.
                  (b)      All Inventory.
                  (c)      All General Intangibles.
                  (d)      All Equipment.
                  (e)      All Goods.
                  (f)      All Farm Products.
                  (g)      All Fixtures.
                  (h)      All Chattel Paper.
                  (i)      All Letter-of-Credit Rights.
                  (j)      All Payment Intangibles.
                  (k)      All Supporting Obligations.
                  (l) All books, records, and information relating to the Collateral and/or to the operation of each Borrower's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.
                  (m)      All  Investment  Property,  Instruments,   Documents,
                           Deposit Accounts, money, policies and certificates of insurance, deposits, impressed accounts, compensating balances, cash, or other property.
                  (n) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing. (9:9-1(a) through 9:9-1(m)) or otherwise.
                  (o)      All  liens,   guaranties,   rights,   remedies,   and
                           privileges   pertaining   to  any  of  the  foregoing
                           (9:9-1(a) through 9:9-1(n)), including the right of stoppage in transit.

         9-2.     EXTENT AND DURATION OF SECURITY INTEREST.
                  (a) The  security  interest  created  herein is subject to any applicable Collateral Interest Restrictions.
                  (b) The  security  interest  created and granted  herein is in addition to, and supplemental of, any security interest previously granted by any Borrower to the Collateral Agent and shall continue in full force and effect applicable to all Liabilities until both (a) all Liabilities have been paid and/or satisfied in full and (b) the security interest created herein is specifically terminated in writing by a duly authorized officer of the Collateral Agent.
                  (c) It is intended that,  with respect to any term used herein to describe Collateral,  which term is defined in either
               (or both) the UCC as in effect on the date when this Agreement was executed by the Borrowers or in UCC9'99, the meaning given that term shall be the more encompassing of the two definitions.
                  (d) It is further  intended  that the scope of all  Collateral
               Interests created by any Borrower to secure the Liabilities be broadly construed in favor of the Administrative Agent and that, subject to any applicable Collateral Interest Restrictions, they cover all assets of each Borrower.
                  (e) The  Collateral  Agent shall  execute and deliver all such instruments and documents as the Lead Borrower from time to time reasonably may request to facilitate the consummation of a Permitted Real Estate Transaction, provided in each instance, that none of such instruments or documents create any obligations or liability to any Agent or any Lender not specifically provided for in this Agreement.

ARTICLE 10: -  AGENTS AS BORROWER'S ATTORNEY-IN-FACT:

         10-1. APPOINTMENT AS ATTORNEY-IN-FACT. Each Borrower hereby irrevocably constitutes and appoints each Agent (acting through any of its officers) as that Borrower's true and lawful attorney, with full power of substitution, following the occurrence and during the continuance of an Event of Default, to convert the Collateral into cash at the sole risk, cost, and expense of that Borrower, but for the sole benefit of the Agents and the Lenders.
               The rights and powers granted the Collateral Agent by this appointment include but are not limited to the right and power to:
                  (a)Prosecute, defend, compromise, or release any action
               relating to the Collateral.
                  (b)Sign change of address forms to change the address to which each Borrower's mail is to be sent to such address as the Collateral Agent shall designate; receive and open each Borrower's mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Lead Borrower or to any trustee in bankruptcy or receiver of the Lead Borrower, or other legal representative of a Borrower whom the Collateral Agent determines to be the appropriate person to whom to so turn over such mail.
                  (c) Endorse the name of the relevant  Borrower in favor of the
               Collateral Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the relevant Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.
                  (d) Sign the name of the  relevant  Borrower  on any notice to that Borrower's Account Debtors or verification of the Receivables Collateral; sign the relevant Borrower's name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic's liens, or assignments or releases of mechanic's liens securing the Accounts.
                  (e) Take all such  action as may be  necessary  to obtain  the payment of any letter of credit and/or banker's acceptance of which any Borrower is a beneficiary.
                  (f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of each Borrower.
                  (g) Use, license or transfer any or all General Intangibles of each Borrower.

         10-2. NO OBLIGATION TO ACT. The Collateral Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 10:10-1 herein, but if the Collateral Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Borrower for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Collateral Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.

ARTICLE 11: - EVENTS OF DEFAULT:
         The occurrence of any event described in this Article 11: respectively shall constitute an "Event of Default" herein.

         11-1. FAILURE TO PAY PRINCIPAL OR INTEREST. The failure by any Borrower to pay any principal or interest when due under the Revolving Credit or the Term Loan.

         11-2. FAILURE TO MAKE OTHER PAYMENTS. The failure by any Borrower to pay within five (5) days of when due, any fee, or other payment Liability (other than as set forth in Section 11:11-1, above) under any of the Loan Documents.

         11-3. FAILURE TO PERFORM COVENANT OR LIABILITY (NO GRACE PERIOD). The failure by any Borrower to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability not otherwise described in Section 11:11-1 or Section 11:11-2 hereof, and included in any of the following provisions hereof:

                           Section               Relates to        :
                           -----------------------------------------------------
                           5:5-5                 Location of Collateral
                           5:5-7                 Title to Assets
                           5:5-8                 Indebtedness
                           5:5-9                 Insurance Policies
                           5:5-16(c)             Tax Liens
                           5:5-21                Dividends. Investments. Other
                                                 Corporate Actions
                           5:5-25                Affiliate Transactions
                           6:6-11                Financial Performance Covenants
                           7:7-1                 Use of Inventory Collateral
                           Article 8:            Cash Management

         11-4. FINANCIAL REPORTING REQUIREMENTS. The failure by the Lead Borrower or any Borrower to promptly, punctually, faithfully and timely perform, discharge, or comply with the financial reporting requirements included in Article 6:, subject, however, to the following limited number of grace periods applicable to certain of those requirements:

==================================== ==============  ========================= ================================
REPORT/STATEMENT                      REQUIRED         GRACE PERIOD             MAXIMUM NUMBER OF GRACE PERIODS
                                      BY SECTION
==================================== ==============  ========================= ================================

Borrowing Base Certificate            6:6-4, 6:6-4       One Business Day       Six  in any 12 months

------------------------------------ -------------- -------------------------- --------------------------------

Monthly Reports                       6:6-5              Six Business Days      Three in any 12 months

------------------------------------ -------------- -------------------------- --------------------------------

Notice of Change in Senior Officers   6:6-3(a)(i)        Twenty Days            One in any 12 months

------------------------------------ -------------- -------------------------- --------------------------------

Notice of Material Adverse Change     6:6-3(a)(iii)      Ten Business Days      One in any 12 months

------------------------------------ -------------- -------------------------- --------------------------------

Retain Accountants                    6:6-3(a)(v)        Twenty Days            Once

==================================== ============== ========================== ================================

         11-5. FAILURE TO PERFORM COVENANT OR LIABILITY (GRACE PERIOD). The failure by any Borrower, twenty (20) days following the earlier, with
         respect to that  Borrower's  failure  to  promptly,   punctually  and
         faithfully perform, discharge, or comply with any covenant or Liability not described in any of Sections 11:11-1, 11:11-2, 11:11-3, or 11:11-4 hereof, to have cured such failure:
                  (a) That Borrower's knowledge of such failure to perform, discharge, or comply.
                  (b) Written notice from the Administrative Agent to the Lead Borrower of such failure to perform, discharge or comply.

         11-6.    MANDATORY ACCELERATION.   The Administrative Agent's receipt
         of an Acceleration Notice pursuant to Section 14:14-3(b) or 14:14-3(c).

         11-7.    MISREPRESENTATION.        Any representation or warranty at
         any time made by any Borrower to any Agent or any Lender was not true or complete in all material respects when given.

         11-8. ACCELERATION OF OTHER DEBT. BREACH OF LEASE. The occurrence of any event such that any Indebtedness of any Borrower in excess of $5 Million to any creditor other than the Administrative Agent or any Revolving Credit Lender could be accelerated or, without the consent of any Borrower, any Leases with monthly base rent aggregating not less than $200,000.00 could be terminated prior to their stated termination date (whether or not the subject creditor or lessor takes any action on account of such occurrence).

         11-9. DEFAULT UNDER OTHER AGREEMENTS. The occurrence of any breach of any covenant or failure timely to discharge any Liability imposed by, or of any default under, any agreement (including any Loan Document) between any Agent or any Lender and any Borrower or instrument given by any Borrower to any Agent or any Lender and the expiry, without cure, of any applicable grace period (notwithstanding that the subject Agent or Lender may not have exercised all or any of its rights on account of such breach or default).

         11-10. UNINSURED LOSS.The occurrence, in consequence of any single event or series of connected events, of the uninsured loss, theft, damage, or destruction of or to the Collateral in excess of the following:
                  (a) If an Availability Trigger Event has occurred and is then continuing (i.e. no Availability Cure has thereafter occurred):
        In excess of $5 Million.
                  (b) Under all circumstances other than as described in Section 11:11-10(a): $10 Million.

         11-11.   ATTACHMENT. JUDGMENT. RESTRAINT OF BUSINESS.
                  (a) The service of process upon any Agent or any Lender or any Participant seeking to attach, by trustee, mesne, or other process, any of funds of any Borrower on deposit with, or assets of any Borrower in the possession of, that Agent or that Lender or such Participant.
                  (b) The entry of any judgment against any Borrower, which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within thirty (30) days of its entry and which judgment, when added to all other money judgments, aggregates in excess of $100,000.00.
                  (c) The occurrence of any Material Adverse Effect.

         11-12. BUSINESS FAILURE..Any act by, against, or relating to any Borrower, or its property or assets, which act constitutes the determination, by any Borrower, to initiate a program of partial or total self-liquidation (not otherwise permitted by this Agreement); application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of any Borrower's property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of any Borrower, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for any Borrower; the offering by or entering into by any Borrower of any composition, extension, or any other arrangement seeking relief from or extension of the debts of any Borrower;
        or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including any Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors; and/or the initiation by or on behalf of any Borrower of the liquidation or winding up of all or any part of any Borrower's business or operations, and if such action is initiated against any Borrower, it is not timely contested, or if so timely contested, is not dismissed within sixty (60) days of when initiated.

         11-13. BANKRUPTCY. The failure by any Borrower to generally pay the debts of that Borrower as they mature; adjudication of bankruptcy or insolvency relative to any Borrower; the entry of an order for relief or similar order with respect to any Borrower in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by any Borrower initiating any matter in which any Borrower is or may be granted any relief from the debts of that Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the filing of any complaint, application, or petition against any Borrower initiating any matter in which that Borrower is or may be granted any relief from the debts of that Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure, which complaint, application, or petition is not timely contested in good faith by that Borrower by appropriate proceedings or, if so contested, is not dismissed within sixty (60) days of when filed.

         11-14. DEFAULT BY GUARANTOR OR AFFILIATE. The occurrence of any of the foregoing Events of Default with respect to any guarantor of the Liabilities, or the occurrence of any of the foregoing Events of Default with respect to any such guarantor as if such guarantor were a "Borrower" described therein.

         11-15. INDICTMENT - FORFEITURE. The indictment of, or institution of any legal process or proceeding against, any Borrower, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any property of that Borrower and/or the imposition of any stay or other order, the effect of which, could reasonably be expected to have a Material Adverse Effect.

         11-16.   TERMINATION OF GUARANTY.  The termination or attempted
       termination of any guaranty by any guarantor of the Liabilities.

         11-17.   CHALLENGE TO LOAN DOCUMENTS.
                  (a) Any challenge by or on behalf of any Borrower or any guarantor of the Liabilities to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.
                  (b) Any determination by any court or any other judicial or government authority that any Loan Document is not enforceable strictly in accordance with the subject Loan Document's terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto.

         11-18.   CHANGE IN CONTROL.        Any Change in Control.

ARTICLE 12: - RIGHTS AND REMEDIES UPON DEFAULT:

         12-1 Acceleration.Upon the occurrence of any Event of Default as described in Section 11:11-13, all Indebtedness of the Borrower to the Lenders shall be immediately due and payable. Upon the occurrence of any Event of Default other than as described in Section 11:11-13,. the Administrative Agent may (and on the issuance of Acceleration Notice(s) requisite to the causing of Acceleration, the Administrative Agent shall) declare all Indebtedness of the Borrowers to the Lenders to be immediately due and payable and may exercise all of the Administrative Agent's Rights and Remedies (and the Collateral Agent may likewise exercise all of its rights and remedies upon default) as the Administrative Agent from time to time thereafter determines as appropriate.

          12-2. RIGHTS OF ENFORCEMENT. The Collateral Agent shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Collateral Agent shall have all and each of the following rights and remedies:
                  (a) To give notice to any bank at which any DDA or Blocked Account is maintained and in which Proceeds of Collateral are deposited, to turn over such Proceeds directly to the Collateral Agent.
                  (b) To give notice to any customs broker of any of the Borrowers to follow the instructions of the Collateral Agent as provided in any written agreement or undertaking of such broker in favor of the Collateral Agent.
                  (c) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.
                  (d)  To  take   possession  of  all  or  any  portion  of  the
       Collateral.
                  (e) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Collateral Agent deems advisable and with or without the taking of possession of any of the Collateral.
                  (f) To conduct one or more going out of business sales which include the sale or other disposition of the Collateral.
                  (g) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.

         12-3.    SALE OF COLLATERAL.
                  (a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Collateral Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Collateral Agent's disposition of the Collateral.
                  (b) The Collateral Agent, in the exercise of the Collateral Agent's rights and remedies upon default, may conduct one or more going out of business sales, in the Collateral Agent's own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Borrower. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Borrower nor any Person claiming under or in right of any Borrower shall have any interest therein.
                  (c) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Collateral Agent shall provide the Lead Borrower such notice as may be practicable under the circumstances), the Collateral Agent shall give the Lead Borrower at least ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. Each Borrower agrees that such written notice shall satisfy all requirements for notice to that Borrower which are imposed under the UCC or other applicable law with respect to the exercise of the Collateral Agent's rights and remedies upon default.
                  (d) The Collateral Agent, the Administrative Agent, and any Lender may purchase the Collateral, or any portion of it at any sale held under this Article.
                  (e) If any of the Collateral is sold, leased, or otherwise disposed of by the Collateral Agent on credit, the Liabilities shall not be deemed to have been reduced as a result thereof unless and until payment is finally received thereon by the Collateral Agent.
                  (f) The Collateral Agent shall turn over to the Administrative Agent the proceeds of the exercise by the Collateral Agent of its rights and remedies under this Article 12:. The Administrative
       Agent shall apply the proceeds of the Collateral Agent's exercise of its rights and remedies upon default pursuant to this Article 12:
       in accordance  with  Sections  14:14-7 and 14:14-8.

         12-4.   OCCUPATION  OF  BUSINESS  LOCATION.   In  connection  with  the
       Collateral  Agent's exercise of the Collateral Agent's rights under this
       Article 12:, the Collateral Agent may enter upon, occupy, and use any premises owned or occupied by each Borrower, and may exclude each Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Collateral Agent. The Collateral Agent shall not be required to remove any of the Collateral from any such premises upon the Collateral Agent's taking possession thereof, and may render any Collateral unusable to the Borrowers. In no event shall the Collateral Agent be liable to any Borrower for use or occupancy by the Collateral Agent of any premises pursuant to this Article 12:, nor for any charge (such as wages for any Borrower's employees and utilities) incurred in connection with the Collateral Agent's exercise of the Collateral Agent's Rights and Remedies.

         12-5. GRANT OF NONEXCLUSIVE LICENSE. Each Borrower hereby grants to the Collateral Agent a royalty free nonexclusive irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which any Borrower now or hereafter has rights, such license being with respect to the Collateral Agent's exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

         12-6. ASSEMBLY OF COLLATERAL. The Collateral Agent may require any Borrower to assemble the Collateral and make it available to the Collateral Agent at the Borrowers' sole risk and expense at a place or places which are reasonably convenient to both the Collateral Agent and the Lead Borrower.

         12-7. RIGHTS AND REMEDIES. The rights, remedies, powers, privileges, and discretions of the Agents hereunder (herein, the Agents' Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by an Agent in exercising or enforcing any of the Agents' Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by an Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agents' Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between any Agent and any person, at any time, shall preclude the other or further exercise of the Agents' Rights and Remedies. No waiver by any Agent of any of the Agents' Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agents' Rights and Remedies may be exercised at such time or times and in such order of preference as the Agents may determine. The Agents' Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

ARTICLE 13: - REVOLVING CREDIT FUNDINGS AND DISTRIBUTIONS:

         13-1. REVOLVING CREDIT FUNDING PROCEDURES. Subject to Section 13:13-2:
                  (a) The Agent shall advise each Revolving Credit Lender, no later than 2:00PM on a date on which any Revolving Credit Loan
       (other than a SwingLine Loan) is to be made on that date. Such advice, in each instance, may be by telephone or facsimile transmission, provided that if such advice is by telephone, it shall be confirmed in writing. Advice of a Revolving Credit Loan shall include the amount of and interest rate applicable to the subject Revolving Credit Loan.
                  (b) Subject to that Revolving Credit Lender's Revolving Credit Dollar Commitment, each Revolving Credit Lender, by no later than the end of business on the day on which the subject Revolving Credit Loan is to be made, shall Transfer that Revolving Credit Lender's Revolving Credit Percentage Commitment of the subject Revolving Credit Loan to the Administrative Agent.

         13-2.    SWINGLINE LOANS.
                  (a) In the event that, when a Revolving Credit Loan is requested, the aggregate unpaid balance of the SwingLine Loan is less than the SwingLine Loan Ceiling, then the SwingLine Lender may advise the Administrative Agent that the SwingLine Lender has determined to include up to the amount of the requested Revolving Credit Loan as part of the SwingLine Loan. In such event, the SwingLine Lender shall Transfer the amount of the requested Revolving Credit Loan to the Administrative Agent.
                  (b) The SwingLine Loan shall be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate as follows:
                           (i) At any time and from time to time,  the SwingLine
                 Lender may advise the Administrative Agent that all, or any part of the SwingLine Loan is to be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate.
                           (ii) At the  initiation  of a  Liquidation,  the then
                 entire unpaid principal balance of the SwingLine Loan shall be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate. In either such event, the Administrative Agent shall advise each Revolving Credit Lender of such conversion as if, and with the same effect as if such conversion were the making of a Revolving Credit Loan as provided in Section 13:13-1.
                  (c) The SwingLine Lender, in separate capacities, may also be one or more Agents, a Revolving Credit Lender, and the Term Lender.
                  (d) The SwingLine Lender, in its capacity as SwingLine Lender, is not a "Revolving Credit Lender" for any of the following purposes:
                           (i) Except as otherwise  specifically provided in the
                 relevant Section, any distribution pursuant to Section 14:14-7.
                           (ii) Determination of whether the requisite Loan Commitments have Consented to action requiring such Consent.

         13-3.    ADMINISTRATIVE AGENT'S COVERING OF FUNDINGS:
                  (a) ........Each  Revolving Credit Lender shall make available to the Administrative Agent, as provided herein, that Revolving Credit Lender's Revolving Credit Percentage Commitment of the following:
                           (i) Each  Revolving  Credit  Loan,  up to the maximum
                 amount of that Revolving Credit Lender's Revolving Credit Dollar Commitment of the Revolving Credit Loans.
                           (ii)  Up to the  maximum  amount  of  that  Revolving
                 Credit Lender's  Revolving Credit Dollar Commitment of each
                 L/C Drawing (to the extent that such L/C Drawing is not "covered" by a Revolving Credit Loan as provided herein).
                  (b) In all circumstances, the Administrative Agent may:
                           (i) Assume that each Revolving Credit Lender, subject
                 to   Section   13:13-3(a),   timely   shall  make   available
                 to the Administrative Agent that Revolving Credit Lender's Revolving Credit Percentage Commitment of each Revolving
                 Credit Loan, notice of which is provided pursuant to Section 13:13-1 and shall make available, to the extent not "covered" by a Revolving Credit Loan, that Revolving Credit Lender's Revolving Credit Percentage Commitment of any honoring of an L/C.
                           (ii) In reliance upon such assumption, make available
                 the corresponding amount to the Borrowers.
                           (iii) Assume that each Revolving Credit Lender timely
                 shall pay, and shall make available, to the Administrative Agent all other amounts which that Revolving Credit Lender is obligated to so pay and/or make available hereunder or under any of the Loan Documents.
                  (c)  In  the  event  that,   in  reliance  upon  any  of  such
       assumptions, the Administrative Agent makes available, a Revolving Credit Lender's Revolving Credit Percentage Commitment of one or more Revolving Credit Loans, or any other amount to be made available hereunder or under any of the Loan Documents, which amount a Revolving Credit Lender (a "Delinquent Revolving Credit Lender") fails to provide to the Administrative Agent within One (1) Business Day of written notice of such failure, then:
                           (i) The amount  which had been made  available by the
                 Administrative Agent is an " Administrative Agent's Cover" (and is so referred to herein).
                           (ii) All interest paid by the Borrowers on account of
                 the Revolving Credit Loan or coverage of the subject L/C Drawing which consist of the Administrative Agent's Cover shall be retained by the Administrative Agent until the Administrative Agent's Cover, with interest, has been paid.
                           (iii) The  Delinquent  Revolving  Credit Lender shall
                 pay to the Administrative Agent, on demand, interest at a rate equal to the prevailing federal funds rate on any Administrative Agent's Cover in respect of that Delinquent Revolving Credit Lender.
                           (iv) The Administrative Agent shall have succeeded to
                 all rights to payment to which the Delinquent  Revolving
                 Credit Lender otherwise would have been entitled hereunder in respect of those amounts paid by or in respect of the Borrowers on account of the Administrative Agent's Cover together with interest until it is repaid. Such payments shall be deemed made first towards the amounts in respect of which the Administrative Agent's Cover was provided and only then towards amounts in which the Delinquent Revolving Credit Lender is then participating. For purposes of distributions to be made pursuant to Section 13:13-4(a) (which relates to ordinary course distributions) or Section 14:14-7 (which relates to distributions of proceeds of a Liquidation)
                 below,   amounts  shall  be  deemed  distributable  to  a
                 Delinquent   Revolving   Credit  Lender  (and   consequently,
                 to the Administrative Agent to the extent to which the Administrative Agent is then entitled) at the highest level of distribution (if applicable) at which the Delinquent
                 Revolving Credit Lender would otherwise have been entitled to a distribution.
                           (v)  Subject  to  Subsection  13:13-3(c)(iv),  the
                 Delinquent Revolving Credit Lender shall be entitled to receive any payments from the Borrowers to which the Delinquent Revolving Credit Lender is then entitled, provided however there shall be deducted from such amount and retained by the Administrative Agent any interest to which the
                 Administrative   Agent  is  then   entitled   on   account
                 of  Section 13:13-3(c)(ii), above.
                  (d) A Delinquent Revolving Credit Lender shall not be relieved of any obligation of such Delinquent Revolving Credit Lender hereunder (all and each of which shall constitute continuing obligations on the  part of any Delinquent Revolving Credit Lender).
                  (e) A Delinquent Revolving Credit Lender may cure its status as a Delinquent Revolving Credit Lender by paying the Administrative Agent the aggregate of the following:
                           (i)      The  Administrative  Agent's  Cover  (to the
                                    extent   not   previously   repaid   by  the
                                    Borrowers and retained by the Administrative
                                    Agent   in   accordance    with   Subsection
                                    13:13-3(c)(iv), above) with respect to that Delinquent Revolving Credit Lender.

                           Plus

                           (ii) The aggregate of the amount payable under Subsection 13:13-3(c)(iii), above (which relates to interest to be paid by that Delinquent Revolving Credit Lender).

                           Plus

                           (iii) All such costs and expenses as may be incurred by the Administrative Agent in the enforcement of the Administrative Agent's rights against such Delinquent Revolving Credit Lender.

         13-4.    ORDINARY COURSE DISTRIBUTIONS: REVOLVING CREDIT. (This Section
       13:13-4 applies unless the provisions of Section 14:14-7 (which relates to distributions in the event of a Liquidation) become operative).
                  (a) Weekly, on such day as may be set from time to time by the
       Administrative Agent (or more frequently at the Administrative Agent's option) the Administrative Agent and each Revolving Credit Lender shall settle up on amounts advanced under the Revolving Credit and collected funds received in the Concentration Account.
                  (b) The Administrative Agent shall distribute to the SwingLine
       Lender and to each Revolving Credit Lender, such Person's respective Pro-Rata share of interest payments on the Revolving Credit Loans when actually received and collected by the Administrative Agent
       (excluding the 1 Business Day for settlement provided for in Section 8:8-4(a), which shall be for the account of the Administrative Agent only). For purposes of calculating interest due to a Revolving Credit Lender, that Revolving Credit Lender shall be entitled to receive interest on the actual amount contributed by that Revolving Credit Lender towards the principal balance of the Revolving Credit Loans outstanding during the applicable period covered by the interest payment made by the Borrowers. Any net principal reductions to the Revolving Credit Loans received by the Administrative Agent in accordance with the Loan Documents during such period shall not reduce such actual amount so contributed, for purposes of calculation of interest due to that Revolving Credit Lender, until the Administrative Agent has distributed to that Revolving Credit Lender its pro-rata share thereof.
                  (c) The  Administrative  Agent shall  distribute  fees paid on account of the Revolving Credit, as follows:
                           (i)  Revolving Credit Commitment Fee:  As provided by
                  separate agreement between the Administrative Agent and each respective Revolving Credit Lender.
                           (ii) Administrative Agent's Fee:  Retained by and for
                  the account of  the Administrative Agent.
                           (iii)  Fees  described  in Section  2:2-21(b)  (which
                  relates to fees associated  with,  among other things,  the issuance of L/C's): Retained by the Issuer.
                           (iv) All other fees: To the Revolving Credit Lenders,
                  based on their  respective  Revolving  Credit  Percentage
                  Commitments, except that no Lender  shall have any  interest in, or right to receive  any part of any  interest  which
                  reflects  "float" as described in the proviso included in
                  Section  8:8-4(a).  Any such float shall be for the
                  account of the Administrative Agent only.
                  (d) No Revolving  Credit Lender shall have any interest in, or right to receive any part of, the Administrative Agent's Fee to be paid by the Borrowers to the Administrative Agent pursuant to this Agreement.
                  (e) No Lender  shall have any interest in, or right to receive any part of, the Administrative Agent's Fee to be paid by the Borrowers to the Administrative Agent pursuant to this Agreement
                  (f) No Revolving  Credit Lender shall have any interest in, or right to receive any part of in any Term Loan Fees.
                  (g) Any amount  received  by the  Administrative  Agent or the
       Collateral Agent as  reimbursement  for any cost or expense  (including
       without limitation,   attorneys'   reasonable   fees)  shall  be
       distributed   by  the Administrative  Agent to that Person which is
       entitled to such reimbursement as provided in this Agreement (and if such Person(s) is (are) the Revolving Credit Lenders, pro-rata based upon their respective Revolving Credit Commitment Percentages at the date on which the expense, in respect of which such reimbursement is being made, was incurred).
                  (h) Each distribution pursuant to this Section 13:13-4 is
       subject to Section 13:13-3(c),above.

         13-5. ORDINARY COURSE DISTRIBUTIONS : TERM LOAN (This Section 13:13-5 applies unless the provisions of Section 14:14-7 (which relates to distributions in the event of a Liquidation) become operative). The Administrative Agent shall distribute to the Term Lender payments on account of principal of, and interest on, the Term Loan and Term Loan Fees as received and collected by the Administrative Agent from the Borrowers in accordance with the provisions of this Agreement or as made available by the Administrative Agent as the proceeds of advances under the Revolving Credit.

ARTICLE 14: - ACCELERATION AND LIQUIDATION:

         14-1.    ACCELERATION NOTICES
                  (a) The Administrative Agent may give the Collateral Agent and
       Revolving Credit Lenders an Acceleration Notice at any time following the occurrence and continuance of an Event of Default.
                  (b) The  SuperMajority  Lenders  may give  the  Administrative
       Agent  an  Acceleration   Notice  at  any  time  following  the
       occurrence and continuance of an Event of Default. Such notice may be by multiple counterparts, provided that counterparts executed by the requisite Revolving Credit Lenders are received by the Administrative Agent within a period of five (5) consecutive Business Days.
                  (c)      The Term Lender may give the Administrative  Agent an
       Acceleration  Notice  as  follows:
                           (i) At  any  time following the occurrence and
                      continuance of an Event of Default which occurs after a BuyOut.
                           (ii) At any time following the occurrence of an Event
                      of Default described in Section 11:11-13.
                           (iii) At any time following the occurrence of an Event of Default which occurs after the Revolving Credit Loan Debt has been paid in full, all L/C's have been cash collateralized, and there is no obligation on the Revolving Credit Lenders to make any further loans or to provide any further financial accommodation under the Revolving Credit.
                           (iv) At any time as  permitted  pursuant  to  Section
                      14:14-2.

         14-2.    MANDATORY ACCELERATION RIGHT OF TERM LENDER:
                  (a) The Term Lender may initiate a Standstill Period by written notice to the Administrative Agent at any time after the occurrence and during the continuance of any Term Loan Action Event.
                  (b) Upon the expiry of the Standstill Period, the Term Lender may give the Administrative Agent and the Collateral Agent an Acceleration Notice unless either 14:14-2(b)(i) or 14:14-2(b)(ii) is applicable:
                           (i) Acceleration has been stayed by judicial or statutory process.
                           (ii)     As applicable:
                                    (A) If the  relevant  Term Loan Action Event
                  had been a Term Loan Availability Breach: On any day during the relevant Standstill Period, no Term Loan Availability Breach exists or occurs.
                                    (B) If the  relevant  Term Loan Action Event
                  is a Minimum Excess Availability Breach: On any day during the relevant Standstill Period, no Minimum Excess Availability Breach exists or occurs.
                                    (C) If the  relevant  Term Loan Action Event
                  is a Term Loan Payment Breach: All then due Term Loan Payments (other than those which would be due only if the Term Loan were accelerated) are paid prior to the expiry of the relevant Standstill Period.
                  (c) The occurrence of any Term Loan Action Event during any Standstill Period (other than the Term Loan Action Event in respect of which such Standstill Period was initiated) shall give rise to the right of the Term Lender to initiate a separate Standstill Period on account of such other Term Loan Action Event.

         14-3. ACCELERATION.Unless stayed by judicial or statutory process, the Administrative Agent shall Accelerate the Revolving Credit Obligations and the Term Loan Obligations within a commercially reasonable time following:
                  (a) The Administrative Agent's giving of an Acceleration Notice to the Collateral Agent and the Revolving Credit Lenders as provided in Section 14:14-1(a).
                  (b) The Administrative Agent's receipt of an Acceleration Notice from the SuperMajority Lenders, in compliance with Section 14:14-1(b) .
                  (c) The Administrative Agent's receipt of an Acceleration Notice from the Term Lender, in compliance with Section 14:14-1(c).

         14-4. INITIATION OF LIQUIDATION Unless stayed by judicial or statutory process, a Liquidation shall be initiated by the Collateral Agent within a commercially reasonable time following Acceleration of the Revolving Credit Obligations and the Term Loan Obligations.

         14-5.    ACTIONS AT AND FOLLOWING  INITIATION OF LIQUIDATION
                  (a) At the initiation of a Liquidation:
                           (i) The unpaid  principal  balance  of the  SwingLine
                      Loan (if any) shall be converted, pursuant to Section 13:13-2(b)(ii), to a Revolving Credit Loan in which all  Revolving  Credit  Lenders participate.
                           (ii) The Administrative Agent and the Revolving Credit Lenders shall "net out" each Revolving
                      Credit   Lender's respective  contributions  towards the
                      Revolving Credit Loans, so that each Revolving Credit Lender holds that Revolving Credit Lender's Revolving Credit Percentage Commitment of the Revolving Credit Loans and advances.
                  (b) Following the initiation of a Liquidation, each Revolving Credit Lender shall contribute, towards any L/C thereafter honored
       and not immediately  reimbursed  by  the  Borrowers,   that  Revolving
       Credit  Lender's Revolving Credit Percentage Commitment of such honoring.

         14-6.    COLLATERAL AGENT'S CONDUCT OF LIQUIDATION
                  (a) Any Liquidation shall be conducted by the Collateral Agent, with the advice and assistance of the Administrative Agent and the Lenders.
                  (b) The Collateral Agent may establish one or more Nominees to "bid in" or otherwise acquire ownership to any Post Foreclosure Asset.
                  (c) The Collateral Agent shall manage the Nominee and manage and dispose of any Post Foreclosure Assets with a view towards the realization of the economic benefits of the ownership of the Post Foreclosure Assets and in such regard, the Collateral Agent and/or the Nominee may operate, repair, manage, maintain, develop, and dispose of any Post Foreclosure Asset in such manner as the
       Collateral   Agent   determines  as   appropriate   under  the
       circumstances.
                  (d) Each Agent may decline to undertake or to continue taking a course of action or to execute an action plan (whether proposed by an Agent or a Lender) unless indemnified to that Agent's satisfaction by the Lenders against any and all liability and expense which may be incurred by that Agent by reason of taking or continuing to take that course of action or action plan, except for any action taken or omitted to be taken as to which a final judicial determination has been or is made (in a proceeding in which that Agent has had an opportunity to be heard) that that Agent had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.
                  (e) The Administrative Agent and each Lender shall execute all such instruments and documents not inconsistent with the provisions of this Agreement as the Administrative Agent and/or the Nominee reasonably may request with respect to the creation and governance of any Nominee, the conduct of the Liquidation, and the management and disposition of any Post Foreclosure Asset.

         14-7.    DISTRIBUTION OF LIQUIDATION PROCEEDS:
                  (a) The Collateral Agent may establish one or more reasonably funded reserve accounts into which proceeds of the conduct of any Liquidation may be deposited in anticipation of future expenses which may be incurred by any Agent in the exercise of rights as a secured creditor of the Borrowers and prior claims which the Agents anticipate may need to be paid.
                  (b) The Collateral Agent shall distribute the proceeds of any Liquidation to the Administrative Agent.
                  (c) The Administrative Agent shall distribute the net proceeds of Liquidation, as distributed to the Administrative Agent by the Collateral Agent pursuant to Section 14:14-7(b), in accordance with the relative priorities set forth in Section 14:14-8.
                  (d) Each Lender, on the written request of the Administrative Agent and/or any Nominee, not more frequently than once each month, shall reimburse the Agents and/or any Nominee, pro-rata, for any cost or expense reasonably incurred by the Agents and/or the Nominee in the conduct of a Liquidation, which amount is not covered out of current proceeds of the Liquidation, which reimbursement shall be paid over to and distributed by the Administrative Agent.

         14-8.    RELATIVE PRIORITIES TO PROCEEDS OF LIQUIDATION
                  (a) The relative priorities to the proceeds of a Liquidation of Collateral (other than Term Loan Priority Collateral) are as follows:
                           (i) Subject to Section 14:14-8(c) (which relates to the allocation of third party costs and expenses): To the Agents as reimbursement for all reasonable third party costs and expenses incurred by the Agents and to Lenders' Special Counsel and to any funded reserve established pursuant to Section 14:14-7(a); and then
                           (ii) To the SwingLine Lender, on account of any SwingLine loans not converted to Revolving Credit Loans pursuant to Section 14:14-5(a)(i); and then
                           (iii) To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to the unpaid principal balance of Revolving Credit Debt; and then
                           (iv) To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to accrued interest which constitutes Revolving Credit Debt; and then
                           (v) To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to Revolving Credit Fees, other than the Revolving Credit Early
                                    Termination Fee;and then
                           (vi) To the Term Lender, to the principal balance of the Term Loan Obligations (including capitalized PIK Interest); and then
                           (vii)    To the  Term  Lender,  to  accrued  interest
                                    which   constitutes  Term  Loan  Obligations
                                    (including  PIK Interest  which has not been
                                    capitalized); and then
                           (viii) To any Delinquent Revolving Credit Lenders, pro-rata to amounts to which such Revolving Credit Lenders otherwise would have been entitled pursuant to Sections
                                    14:14-8(a)(iii), 14:14-8(a)(iv),and
                                    14:14-8(a)(v) ; and then
                           (ix) To the Revolving Credit Lenders, pro-rata, to the extent of the Revolving Credit Early Termination Fee (if any); and then
                           (x) To the Term Lender, to any remaining Term Loan Obligations, including any Term
                                    Loan Early Termination Fee and any Term Loan
                                    Anniversary Fee; and then
                           (xi)     To any other  Liabilities;  and then
                           (xii)    As provided by applicable law.
                  (b) The relative priorities to the proceeds of a Liquidation of Term Loan Priority Collateral are as follows:
                           (i) Subject to Section 14:14-8(c) (which relates to the allocation of third party costs and expenses): To the Agents as reimbursement for all reasonable third party costs and expenses incurred by the Agents and to Lenders' Special Counsel and to any funded reserve established pursuant to Section 14:14-7(a); and then
                           (ii) To the Term Lender, to the principal balance of the Term Loan Obligations (including capitalized PIK Interest); and then
                           (iii)    To the  Term  Lender,  to  accrued  interest
                                    which   constitutes  Term  Loan  Obligations
                                    (including  PIK Interest  which has not been
                                    capitalized); and then
                           (iv) To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to the unpaid principal balance of Revolving Credit Debt; and then
                           (v) To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to accrued interest which constitutes Revolving Credit Debt; and then
                           (vi)     To the Revolving Credit Lenders
                                    (other than any Delinquent Revolving Credit
                                    Lender), pro-rata, to Revolving Credit
                                    Fees, other than the Revolving Credit Early
                                    Termination Fee;and then
                           (vii) To any Delinquent Revolving Credit Lenders, pro-rata to amounts to which such Revolving Credit Lenders otherwise would have been entitled pursuant to Sections
                                    14:14-8(b)(iv), 14:14-8(b)(v), and
                                    14:14-8(b)(vi) ; and then
                           (viii) To the Term Lender, to any remaining Term Loan Obligations, including any Term Loan Early Termination Fee and any Term Loan Anniversary Fee; and then
                           (ix) To the Revolving Credit Lenders, pro-rata, to the extent of the Revolving Credit Early Termination Fee (if any); and then
                           (x)      To any other  Liabilities;  and then
                           (xi)     As provided by applicable law.
                  (c) The Agents shall allocate their third party costs and expenses in a commercially reasonable manner.

ARTICLE 15: - THE AGENTS:

                  15-1.    APPOINTMENT OF THE AGENT
                  (a) Each Lender appoints and designates Fleet Retail Finance Inc. as the "Administrative Agent" hereunder and under the Loan Documents.
                  (b) Each Lender appoints and designates Fleet Retail Finance Inc. as the "Collateral Agent" hereunder and under the Loan Documents.
                  (c) Each Lender authorizes each Agent:
                           (i) To execute  those of the Loan  Documents  and all
              other instruments relating thereto to which that Agent is a party.
                           (ii) To take such action on behalf of the Lenders and
              to exercise all such powers as are expressly delegated to that Agent hereunder and in the Loan Documents and all related documents, together with such other powers as are reasonably incident thereto.
                  (d) The CIT Group/ Business Credit, Inc. has been granted the title of ADocumentation Agent@, in which capacity, it shall not have any rights nor any  responsibilities.  It may resign such position, at any time, on written notice to the Administrative Agent ; and shall cease to be Documentation Agent contemporaneous with its ceasing to be a Revolving Credit Lender.
                  (e) Foothill Capital Corporation has been granted the title of "Syndication Agent", in which capacity, it shall not have any rights nor any responsibilities. It may resign such position, at any time, on
        written notice to the   Administrative   Agent;   and  shall   cease
        to  be   Syndication   Agent contemporaneous with its ceasing to be a
        Revolving Credit Lender.

         15-2.    RESPONSIBILITIES OF AGENTS
                  (a)   The   Administrative    Agent   shall   have   principal
        responsibilities for and primary authority for the administration of the credit facility contemplated by the Loan Agreement and for all matters for which theCollateral Agent is not responsible. In all
        instances where the allocation of responsibility   and  authority,
        as between the Collateral Agent and the Administrative Agent is in doubt, the Administrative Agent shall be vested with such responsibility and authority.
                  (b) The Collateral Agent shall have principal responsibilities for and primary authority for the conduct of the Liquidation,
                  (c) Neither Agent shall have any duties or responsibilities to, or any fiduciary relationship with, any Lender except for those expressly set forth in this Agreement.
                  (d)  Neither  Agent  nor  any  of  its  Affiliates   shall  be
        responsible to any Lender for any of the following:
                           (i) Any recitals, statements, representations or warranties made by any Borrower or any other Person.
                           (ii) Any appraisals or other assessments of the assets of any Borrower or of any other Person responsible for or on account of the Liabilities.
                           (iii)    The    value,    validity,    effectiveness,
              genuineness, enforceability, or sufficiency of the Loan Agreement, the Loan Documents or any other document referred to or provided fortherein.
                           (iv) Any failure by any  Borrower or any other Person
              (other than the subject Agent) to perform its obligations under the Loan Documents.
                  (e) Each Agent may employ attorneys, accountants, and other professionals and agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such attorneys, accountants, and other professionals or agents or attorneys-in-fact selected by the subject Agent with reasonable care. No such attorney, accountant, other professional, agent, or attorney-in-fact shall be responsible for any action taken or omitted to be taken by any other such Person.
                  (f) Neither Agent, nor any of its directors, officers, or employees shall be responsible for any action taken or omitted to be taken or omitted to be taken by any other of them in connection herewith in reliance upon advice of their respective counsel nor, in any other event except for any action taken or omitted to be taken as to which a final judicial determination has been or is made (in a proceeding in which such Person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.
                  (g) Neither Agent shall have any responsibility in any event for more funds than that Agent actually receives and collects.
                  (h) The Agents, in their separate capacities as Lenders, shall have the same rights and powers hereunder as any other Lender.

         15-3.    CONCERNING DISTRIBUTIONS BY THE AGENTS
                  (a) Each Agent, in that Agent's reasonable discretion based upon that Agent's determination of the likelihood that additional payments will be received, expenses incurred, and/or claims made by third parties to all or a portion of such proceeds, may delay the distribution of any payment received on account of the Liabilities.
                  (b) Each Agent may disburse  funds prior to  determining  that
        the  sums  which  that  Agent   expects  to  receive   have  been
        finally and unconditionally paid to that Agent. If and to the extent that Agent does disburse funds and it later becomes apparent that the Agent did not then receive a payment in an amount equal to the sum paid out, then any Lender to whom the Agent made the funds available, on demand from the Agent, shall refund to the Administrative Agent the sum paid to that person.
                  (c) If, in the opinion of an Agent, the distribution of any amount received by that Agent might involve that Agent in liability, or might be prohibited hereby, or might be questioned by any Person, then that Agent may refrain from making distribution until that Agent's right to make distribution has been adjudicated by a court of competent jurisdiction.
                  (d) The proceeds of any Lender's exercise of any right of, or in the nature of, set-off shall be deemed, First, to the extent that a Lender is entitled to any distribution hereunder, to constitute such distribution and Second, shall be shared with the other Lenders as if distributed pursuant to (and shall be deemed as distributions under)
        Section 14:14-8.
                  (e) Each Lender recognizes that the crediting of the Borrowers with the "proceeds" of any transaction in which a Post Foreclosure Asset is acquired is a non-cash transaction and that, in consequence, no distribution of such "proceeds" will be made by the Administrative Agent to any Lender.
                  (f) In the event that (x) a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid or disgorged or (y) the SuperMajority Lenders determine to effect such repayment or disgorgement, then each Lender to which any such distribution shall have been made shall repay, to the Agent which had made such distribution, that Lender's Pro-Rata share of the amount so adjudged or determined to be repaid or disgorged.

         15-4. DISPUTE RESOLUTION: Any dispute among the Lenders and/or any Agent concerning the interpretation, administration, or enforcement of the financing arrangements contemplated by this or any other Loan Document or the interpretation or administration of this or any other Loan Document which cannot be resolved amicably shall be resolved in the United States District Court for the District of Massachusetts, sitting in Boston or in the Superior Court of Suffolk County, Massachusetts, to the jurisdiction of which courts each Lender hereto hereby submits.

         15-5. DISTRIBUTIONS OF NOTICES AND OF DOCUMENTS The Administrative Agent will forward to each Lender, promptly after the Administrative Agent's receipt thereof, a copy of each notice or other document furnished to the Administrative Agent pursuant to this Agreement, including monthly, quarterly, and annual financial statements received from the Lead Borrower pursuant to Article 6: of this Agreement, other than any of the following:
         (a) Routine communications associated with requests for Revolving Credit Loans and/or the issuance of L/C's.
         (b) Routine or nonmaterial communications.
         (c) Any notice or document required by any of the Loan Documents to be furnished to the Lenders by the Lead Borrower.
         (d) Any notice or document of which the Administrative Agent has knowledge that such notice or document had been forwarded to the Lenders other than by the Administrative Agent.

         15-6.    CONFIDENTIAL INFORMATION
                  (a) Each Lender will maintain, as confidential, all of the following:
                           (i) Proprietary approaches,  techniques,  and methods
                      of analysis which are applied by the Administrative Agent in the administration of the credit facility contemplated by this Agreement.
                           (ii) Proprietary forms and formats utilized by the Administrative Agent in providing reports to the Lenders pursuant hereto, which forms or formats are not of general currency.
                  (b) Nothing included herein shall prohibit the disclosure of any such information as may be required to be provided by judicial process or by regulatory authorities having jurisdiction over any party to this Agreement.

         15-7. RELIANCE BY AGENTS Each Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telex, or facsimile) reasonably believed by that Agent to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of attorneys, accountants and other experts selected by that Agent.
        As to any matters not expressly  provided for in this Agreement, any Loan Document, or in any other document referred to therein, that Agent shall in all events be fully protected in acting, or in
        refraining from acting, in  accordance  with  the  applicable   Consent
        required by this Agreement. Instructions given with the requisite Consent shall be binding on all Lenders.

         15-8.    NON-RELIANCE ON AGENTS AND OTHER LENDERS
                  (a) Each Lender represents to all other Lenders and to the Agents that such Lender:
                           (i)      Independently and without reliance on any
                      representation or act by any Agent or by any other Lender, and based on such documents and information as that
                      Lender  has  deemed  appropriate,  has  made  such
                      Lender's  own appraisal of the  financial  condition and
                      affairs of the Borrowers and  decision to enter into this
                      Agreement.
                           (ii) Has relied upon that Lender's review of the Loan
                      Documents  by that  Lender and by counsel to that Lender
                      as that Lender deemed appropriate under the circumstances.
                  (b) Each Lender agrees that such Lender, independently and without reliance upon any Agent or any other Lender, and based upon such documents and information as such Lender shall deem appropriate at the time, will continue to make such Lender's own appraisals of the financial condition and affairs of the Borrowers when determining whether to take or not to take any discretionary action under this Agreement.
                  (c) Neither Agent in the discharge of that Agent's duties hereunder, shall be required to make inquiry of, or to inspect the properties or books of, any Person.
                  (d) Except  for  notices,  reports,  and other  documents  and
        information   expressly   required  to  be  furnished  to  the  Lenders
        by the Administrative Agent hereunder (as to which, see Section 15:15-5), the Agents shall not have any affirmative duty or responsibility to provide any Lender with any credit or other information concerning any Person, which information may come into the possession of Agents or any Affiliate of an Agent.
                  (e)  Each  Lender,  at  such  Lender's  request,   shall  have
        reasonable access to all nonprivileged documents in the possession of the Agents, which documents relate to the Agents' performance of their duties hereunder.

         15-9.   INDEMNIFICATION .  Without  limiting  the  liabilities  of  the
        Borrowers under any this or any of the other Loan Documents, each Lender shall indemnify each Agent, pro-rata, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including attorneys' reasonable fees and expenses and other out-of-pocket expenditures) which may at any time be imposed on, incurred by, or asserted against that Agent and in any way relating to or arising out of this Agreement or any other Loan Document or any documents contemplated by or referred to therein or the transactions contemplated thereby or the enforcement of any of terms hereof or thereof or of any such other documents, provided, however, no Lender shall be liable for any of the foregoing to the extent that any of the foregoing arises from any action taken or omitted to be taken by the subject Agent as to which a final judicial determination has been or is made (in a proceeding in which the subject Agent has had an opportunity to be heard) that the subject Agent had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.

         15-10.   RESIGNATION OF AGENT
                  (a) An Agent may resign at any time by giving 60 days prior written notice thereof to the Lenders and to the other Agent. Upon receipt of any such notice of resignation, the SuperMajority Lenders shall have the right to appoint a successor to such Agent (and if no Event of Default has occurred, with the consent of the Lead Borrower, not to be unreasonably withheld and, in any event, deemed given by the Lead Borrower if no written objection is provided by the Lead Borrower to the (resigning) Agent within seven (7) Business Days notice of such proposed appointment). If a successor Agent shall not have been so appointed and accepted such appointment within 30 days after the giving of notice by the resigning Agent, then the resigning Agent may appoint a successor Agent, which shall be a financial institution having a combined capital and surplus in excess of $1 Billion. The consent of the Lead Borrower otherwise required by this Section 15:15-10(a) shall not be required if an Event of Default has occurred and is continuing.
                  (b) Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor shall thereupon succeed to, and become vested with, all the rights, powers, privileges, and duties of the (resigning) Agent so replaced, and the (resigning) Agent shall be discharged from the (resigning) Agent's duties and obligations hereunder, other than on account of any responsibility for any action taken or omitted to be taken by the (resigning) Agent as to which a final judicial determination has been or is made (in a proceeding in which the (resigning) Person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner or in bad faith.
                  (c) After any retiring Agent's resignation, the provisions of this Agreement and of all other Loan Documents shall continue in effect for the retiring Person's benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Agent.

 ARTICLE 16: - ACTION BY AGENTS - CONSENTS - AMENDMENTS - WAIVERS:

         16-1.    ADMINISTRATION OF CREDIT FACILITIES
                  (a)  Except  as  otherwise   specifically   provided  in  this
        Agreement, each Agent may take any action with respect to the credit facility contemplated by the Loan Documents as that Agent determines to be appropriate within their respective areas of responsibility and authority, as set forth in Sections 15:15-2(b) and 15:15-2(a), provided, however, neither Agent is under any affirmative obligation to take any action which it is not required by this Agreement or the Loan Documents specifically to so take.
                  (b) At the Term Lender=s request, from time to time, the Administrative Agent, shall consider the imposition or revision of one or more Availability Reserves. The Administrative Agent shall impose or revise such Availability Reserve(s), provided that the Administrative Agent determines in its discretion that such requested Availability Reserve(s) reflect impediments to the Collateral Agent's ability to realize upon any real estate or leasehold interest, a Collateral Interest in which has been granted to the Collateral Agent. Any such imposition or revision shall be made in accordance with the applicable notice requirements of Section 2:2-3(b).
                  (c) Except as specifically provided in the following Sections of this Agreement, whenever a Loan Document or this Agreement provides that action may be taken or omitted to be taken in an Agents' discretion, that Agent shall have the sole right to take, or refrain from taking, such action without, and notwithstanding, any vote of the
        Lender:

                  Actions Described in Section     Type of Consent Required
                  -----------------------------    -----------------------------
                         16:16-2                     Majority Lenders
                         16:16-3                     SuperMajority Lenders
                         16:16-4                     Certain Consent
                         16:16-5                     Unanimous Consent
                         16:16-6                     Consent of SwingLine Lender
                         16:16-7                     Consent of Term Lender
                         16:16-8                     Consent of the Agents

                  (d) The rights granted to the Lenders in those sections referenced in Section 16:16-1(c) shall not otherwise limit or impair any Agent's exercise of its discretion under the Loan Documents.

         16-2. ACTIONS REQUIRING OR ON DIRECTION OF MAJORITY LENDERS Except as otherwise provided in this Agreement, the Consent or direction of the Majority Lenders is required for any amendment, waiver, or modification of any Loan Document.

         16-3. ACTIONS REQUIRING OR ON DIRECTION OF SUPERMAJORITY LENDERS The Consent or direction of the SuperMajority Lenders is required as follows:
                  (a) The Revolving Credit Lenders agree that any loan or advance under the Revolving Credit which results in a Protective OverAdvance may be made by the Administrative Agent in its discretion without the Consent of the Revolving Credit Lenders and that each Revolving Credit Lender shall be bound thereby, provided, however, the Consent or direction of the SuperMajority Lenders is required to permit a Protective OverAdvance to be outstanding for more than 45 consecutive Business Days or more than twice in any twelve month
        period.  (Any  Protective   OverAdvance  which  is  permitted  by  this
        Section 16:16-3(a) is referred to as a "Permitted Protective OverAdvance").
                  (b) If any Borrower is then InDefault, the SuperMajority Lenders may direct the Administrative Agent to suspend the Revolving Credit, whereupon, as long as a Borrower is InDefault, the only Revolving Credit Loans which may be made are the following:
                           (i)   Revolving Credit Loans made to "cover" the
                       honoring of L/C's.
                           (ii)  Except as otherwise provided in Section
                       16:16-3(a), Protective OverAdvances).
                           (iii) Permitted Protective OverAdvances.
                           (iv)  Revolving  Credit Loans made with Consent of
                       the SuperMajority Lenders.
                  (c) If an Event of Default has occurred and not been duly waived, the SuperMajority Lenders may:
                           (i) Give  the  Administrative  Agent an  Acceleration
                       Notice in accordance with Section 14:14-1(b).
                           (ii) Direct the Administrative  Agent to increase the
                       rates of interest applicable to the Liabilities to the applicable default rates of interest as provided in, and to the extent permitted by, this Agreement.

         16-4. ACTION REQUIRING CERTAIN CONSENT The following Consent shall be required for the following actions:

=========================================================== ========================================================
ACTION                                                      REQUIRED CONSENT
=========================================================== ========================================================
(a) Any change to the dates on which any payment of         The  SuperMajority  Lenders, but only if the Term Lender
principal of the Term Loan shall be due and payable         is included as one of such SuperMajority Lenders whose
or the amount of any such payment.                          Consent has been given to the relevant action.

----------------------------------------------------------- --------------------------------------------------------

(b)      Any increase the SwingLine Loan Ceiling.           The SwingLine Lender.
                                                            and
                                                            Revolving Credit Lenders (other than Delinquent
                                                            Revolving Credit Lenders) holding  51% or more
                                                            of the Loan Commitments of the Revolving Credit
                                                            Lenders  to make Revolving Credit Loans (other than
                                                            any Loan Commitments held by Delinquent Revolving Credit
                                                            Lenders)

----------------------------------------------------------- --------------------------------------------------------

(c)      Any of the following:                              All Revolving Credit Lenders (other than any
         (i)      Forgiveness of  all or any portion of     Delinquent Revolving Credit Lender)
any payment Liability which constitutes principal,
interest, or fees payable to or on account of the
Revolving Credit Lenders.
         (ii)     Any decrease in any interest rate or
fee payable to the Revolving Credit Lenders on account of
the Revolving Credit Loans.

----------------------------------------------------------- --------------------------------------------------------

(d) Release of any leasehold mortgage or mortgage           The Majority Lenders, but only if the Term Lender is
which secures the Liabilities other than in connection      included as one of such  Majority  Lenders  whose
with a Permitted Real Estate Transaction.                   Consent has been given to the relevant action

----------------------------------------------------------- --------------------------------------------------------

(e)      Any amendment, modification, or waiver of any of   The Majority  Lenders, but only if the Term Lender is
the following Sections of this Agreement:                   included as one of such Majority  Lenders whose
         (i)      5:5-15 (which relates to certain real     Consent has been given to the relevant action.
estate transactions)
         (ii)  14:14-1(c) or 14:14-2  (which relate to the
circumstances under which the Term Lender may require
Acceleration) or of any component thereof.
         (iii)    Any amendment or waiver of the trade
support  financial performance covenant set forth on
EXHIBIT 6:6-11(a).

----------------------------------------------------------- --------------------------------------------------------

(f)      Any amendment of any of the following Definitions  The Majority Lenders, but only if the Term Lender is
          "Adjusted Excess Availability"                    included as one of such Majority Lenders whose Consent
          "Excess Availability"                             has been given to the relevant action.
          "Minimum Excess Availability Breach"
          "Standstill Period"
          "Term Loan Availability Breach"
          "Term Loan Payment Breach"

=========================================================== ========================================================

         16-5. ACTIONS REQUIRING OR DIRECTED BY UNANIMOUS CONSENT None of the following may take place except with Unanimous Consent:
                  (a) Any increase in any Revolving Credit Lender's Revolving Credit Dollar Commitment or Revolving Credit Percentage Commitment (other than by reason of the application of Section 16:16-11 (which deals with NonConsenting Revolving Credit Lenders) or Section 17:17-1 (which deals with assignments and participations)).
                  (b)      Any change to the Maturity Date.
                  (c) Any decrease in any interest rate or fee payable under any of the Loan Documents (other than any Agent's Fee (for which the consent of the Agents shall also be required)) and of any fee provided for by any Fee Letter (which may be amended by written agreement between the Lead Borrower on the one hand, and the Administrative Agent and the Term Lender on the other).
                  (d) Any release of a material portion of the Collateral not otherwise required or provided for in the Loan Documents or to facilitate a Liquidation.
                  (e) Any amendment or waiver of the minimum Excess Availability financial performance covenant set forth on EXHIBIT 6:6-11(a).
                  (f) Any amendment of Section 14:14-8 (which relates to relative priorities in proceeds of a Liquidation and is generally referred to as the "waterfall" provision).
                  (g) Any amendment of the definition of the terms "Revolving Credit Borrowing Base", ATerm Loan Borrowing Base@, or "Availability" or of any Definition of any component thereof, such that more credit would be available to the Borrowers, based on the same assets, as would have been available to the Borrowers immediately prior to such amendment , it being understood, however,that:
                           (i) The foregoing  shall not limit the  adjustment by
                      the Administrative Agent of any Reserve in the Administrative Agent's administration of the Revolving Credit as otherwise permitted by this Agreement.
                           (ii)   The   foregoing    shall   not   prevent   the
                      Administrative Agent, in its administration of the Revolving Credit, from restoring any component of Revolving Credit Borrowing Base or Term Loan Borrowing Base which had been lowered by the Administrative Agent back to the value of such component, as stated in this Agreement or to an intermediate value.
                  (h) Any release of any Person obligated on account of the Liabilities.
                  (i) The making of any Revolving Credit Loan to the extent which, when made, would constitute an OverLoan which is not a Protective OverAdvance, provided, however,
                           (i) no Consent shall be required in  connection  with
                      the making of any Revolving Credit Loan to "cover" any honoring of a drawing under any L/C; and
                           (ii) each Lender  recognizes  that  subsequent to the
                      making of a Revolving Credit Loan which does not constitute a Protective OverAdvance, the unpaid principal balance of the Loan Account may exceed Revolving Credit Borrowing Base on account of changed circumstances beyond the control of the Administrative Agent (such as a drop in collateral value).
                  (j) The waiver of the obligation of the Borrowers to reduce the unpaid principal balance of loans under the Revolving Credit to an amount so that
                           (i) no OverLoan (other than a Protective OverAdvance)
                      is  outstanding;  or
                           (ii) subject to the time limits included in Section 16:16-3(a) (which places time and frequency limits on Protective OverAdvance), no Protective OverAdvance is outstanding.
                  (k)      Any amendment of this Article 16:.
                  (l)      Amendment of any of the following Definitions:
                     "Appraised Inventory Liquidation Value"
                        "Appraised Inventory Percentage"
                                    "Consent"
                                    "Majority Lender"
                                    "Permitted Protective OverAdvance"
                                    "Protective OverAdvance"
                                    "SuperMajority Lenders"
                                    "Unanimous Consent"

         16-6. ACTIONS REQUIRING SWINGLINE LENDER CONSENT No action, amendment, or waiver of compliance with, any provision of the Loan Documents or of this Agreement which affects the SwingLine Lender may be undertaken without the Consent of the SwingLine Lender.

         16-7.    ACTIONS REQUIRING TERM LENDER CONSENT  None of the following may be made without the Consent of the Term Lender:
                  (a) Any amendment, modification, or waiver of any
        provision of Article 3: (entitled "The Term Loan").
                  (b) Any amendment of Section 17:17-4 of this Agreement  (which relates to assignments by the Term Lender).
                  (c)  Any  amendment  to this  Agreement  which  increases  any interest rate which is or which may be applicable to the unpaid principal balance of the Revolving Credit such that that interest rate is more than one percent per annum or 100 basis points higher than that rate as provided in this Agreement as originally executed (which consent may be conditioned upon a like increase in the Term
        Loan Interest Rate).
                  (d) The  imposition  upon the  Borrowers  of any  amendment or similar fee unless the Term Lender receives a pro rata share thereof.
                  (e)  Any  forgiveness  of all or any  portion  of any  payment
        Liability consisting of principal or interest under the Term Loan or any fee which is distributable to the Term Lender.

         16-8.    ACTIONS REQUIRING AGENTS' CONSENT
                  (a) No action, amendment, or waiver of compliance with, any provision of the Loan Documents or of this Agreement which affects an Agent in its capacity as an Agent may be undertaken without the written consent of the Agents.
                  (b) No action referenced herein which affects the rights, duties, obligations, or liabilities of an Agent shall be effective without the written consent of the Agents.

         16-9.    MISCELLANEOUS ACTIONS
                  (a) Notwithstanding any other provision of this Agreement, no single Lender independently may exercise any right of action or enforcement against or with respect to any Borrower.
                  (b) Each Agent shall be fully justified in failing or refusing to take action under this Agreement or any Loan Document on behalf of any Lender unless that Agent shall first
                           (i) receive such clear, unambiguous, written
                      instructions as that Agent deems appropriate; and
                           (ii) be indemnified to that Agent's  satisfaction  by
                      the Lenders against any and all liability and expense which may be incurred by that Agent by reason of taking or continuing to take any such action, unless such action had been grossly negligent, in willful misconduct, or in bad faith.
                  (c) Each Agent may establish reasonable procedures for the providing of direction and instructions from the Lenders to that Agent, including its reliance on multiple counterparts, facsimile transmissions, and time limits within which such direction and instructions must be received in order to be included in a determination of whether the requisite Loan Commitments has provided its direction, Consent, or instructions, provided that in no event shall either Agent shorten the time period for Consent.

         16-10.   ACTIONS REQUIRING LEAD BORROWER'S CONSENT
                  (a) Subject to Section 16:16-10(b) the provisions of this Agreement which are included in the following Articles may be amended without the consent of any Borrower, but only if the subject amendment relates to the relationships of the Lenders and the Agents inter se and neither creates any additional nor augments any existing obligation on any Borrower under any Loan Document nor relieves any Agent or any Lender from any commitment or undertaking to any Borrower.

                  Article            Title of Article
                  -----------------  -------------------------------------------
                  13:                Revolving Credit Fundings and Distributions
                  14:                Acceleration and Liquidation
                  15:                The Agents
                  16:                Action By Agents - Consents - Amendments -
                                     Waivers(other than as provided in Section
                                     16:16-10(b))
                  17:                Assignments and Participations

                  (b) Subject to Section 16:16-10(c), the following provisions of this Agreement may not be amended without the consent of the Lead
         Borrower:

                  Section             Relates To
                  -----------------  -------------------------------------------
                  16:16-3             SuperMajority Lenders
                  16:16-5             Unanimous Consent
                  16:16-10            Actions Requiring Borrower's Consent

                  (c) The Lead Borrower's consent to the amendment of those provisions referenced in Section 16:16-10(b) shall be deemed given unless written objection is made, within Seven (7) Business Days following the Administrative Agent's giving notice to the Borrower of the proposed amendment thereof, provided that the Administrative Agent may rely on such passage of time as consent by the Lead Borrower only if such written notice states that consent will be deemed effective if no objection is received within such time period.

         16-11.   NONCONSENTING REVOLVING CREDIT LENDER
                  (a) In the  event  that a  Revolving  Credit  Lender  (in this
        Section 16:16-11, a "NonConsenting Revolving Credit Lender") does not provide its Consent to a proposal by the Administrative Agent to take action which requires consent under this Article 16:, then one or more Revolving Credit Lenders who provided Consent to such action may require the assignment, without recourse and in accordance with the procedures outlined in Section 17:17-1, below, of the NonConsenting Revolving Credit Lender's commitment hereunder on fifteen (15) days of written notice to the Administrative Agent and to the NonConsenting Revolving Credit Lender.
                  (b) At the end of such fifteen (15) days, and provided that the NonConsenting Revolving Credit Lender delivers the Revolving Credit Note held by the NonConsenting Revolving Credit Lender to the Administrative Agent, the Revolving Credit Lenders who have given such written notice shall Transfer the following to the NonConsenting Revolving Credit Lender:
                           (i) Such NonConsenting Revolving Credit Lender's Pro-Rata share of the principal and interest of the Revolving Credit Loans to the date of such assignment.
                           (ii)  All  fees   distributable   hereunder   to  the
                     NonConsenting Revolving Credit Lender to the date of such assignment.
                           (iii) Any out-of-pocket  costs and expenses for which
                     the NonConsenting Revolving Credit Lender is entitled to reimbursement from the Borrowers.
                  (c) In the event that the NonConsenting Revolving Credit Lender fails to deliver to the Administrative Agent the Revolving Credit Note held by the NonConsenting Revolving Credit Lender as provided in Section 16:16-11(b), then:
                           (i) The amount  otherwise  to be  Transferred  to the
                     NonConsenting Revolving Credit Lender shall be Transferred to the Administrative Agent and held by the Administrative Agent, without interest, to be turned over to the NonConsenting Revolving Credit Lender upon delivery of the Revolving Credit Note held by that NonConsenting Revolving Credit Lender.
                           (ii)  The   Revolving   Credit   Note   held  by  the
                     NonConsenting Revolving Credit Lender shall have no force or effect whatsoever.
                           (iii) The NonConsenting Revolving Credit Lender shall
                     cease to be a "Revolving Credit Lender".
                           (iv)  The  Revolving   Credit  Lender(s)  which  have
                     Transferred the amount to the Administrative Agent as described above shall have succeeded to all rights and become subject to all of the obligations of the NonConsenting Revolving Credit Lender as "Revolving
                     Credit Lender".
                  (d) In the event that more than One (1) Revolving Credit Lender wishes to require such assignment, the NonConsenting
        Revolving Credit Lender's commitment hereunder shall be divided among such Revolving Credit Lenders, pro-rata based upon their respective Revolving Credit Percentage Commitments, with the Administrative Agent coordinating such transaction.
                  (e) The Administrative Agent shall coordinate the retirement of the Revolving Credit Note held by the NonConsenting Revolving Credit Lender and the issuance of Revolving Credit Notes to those Revolving Credit Lenders which "take-out" such NonConsenting Revolving Credit Lender, provided, however, no processing fee otherwise to be paid as provided in Section 17:17-2(b) shall be due under such circumstances.

         16-12.   REPLACEMENT OF DELINQUENT REVOLVING CREDIT LENDER
                  (a) In the event that a Delinquent Revolving Credit Lender fails to cure its status as a Delinquent Revolving Credit Lender
        (as to which, see Section 13:13-3(e)) within Thirty (30) days following its having become a Delinquent Revolving Credit Lender, then, subject to, and in accordance with the procedures outlined and referred to in this Section 16:16-12, the Delinquent Revolving Credit Lender's commitment hereunder may be assigned without recourse or consent of the Delinquent Revolving Credit Lender.
                  (b) Any one or more Revolving Credit Lenders which are not Delinquent Revolving Credit Lenders may require such assignment by written notice given to the Administrative Agent and the Lead Borrower, at any time during the fifteen (15) day period which commences after the expiry of the thirty (30) days referenced in
        Section 16:16-12(a).
                  (c) In the event that no Revolving Credit Lenders provide its written notice prior to the expiry of the fifteen (15) days referenced in Section 16:16-12(b), then the Administrative Agent may require such assignment to one or more Eligible Assignees (subject to any consent of the Lead Borrower required by Section 2:2-25(d)) by giving notice of its nomination of one or more replacements for the Delinquent Revolving Credit Lender at any time during the then next following fifteen (15) days.
                  (d) In the event that  neither  any  Revolving  Credit  Lender provides its written notice as provided in Section 16:16-12(b) nor the Administrative Agent nominates a replacement for the Delinquent Revolving Credit Lender to which the Lead Borrower consents, as provided in Section 16:16-12(c), then the Lead Borrower, at any time thereafter may nominate a replacement for the Delinquent Revolving Credit Lender by written notice to the Administrative
         Agent, provided that:
                           (i)  Such nominee is an Eligible Assignee.
                           (ii) The  Administrative  Agent  shall have given its
                     written consent to such nomination, which consent shall not be unreasonably withheld or delayed.
                  (e) Within fifteen (15) days following the designation (and the consent, if applicable, of the Administrative Agent or of the
         Lead Borrower) or one or more replacements for the Delinquent Revolving Credit Lender, those replacements shall Transfer to the Administrative Agent, the aggregate of the Delinquent Revolving Credit Lender's Pro-Rata share of the principal and interest of the Revolving Credit Loans to the date of such assignment.
                  (f) Following the Administrative Agent=s receipt of the aggregate described in Section 16:16-12(e), the Administrative Agent shall Transfer such aggregate to the Delinquent Revolving
         Credit Lender, net of the amounts set forth below (which shall be distributed to, and retained by, the Administrative Agent), but only if the Delinquent Revolving Credit Lender delivers the Revolving Credit Note held by the Delinquent Revolving Credit
         Lender:
                           (i) The Administrative Agent's Cover (to the extent not previously repaid by the Borrower and retained by the Administrative Agent in accordance with Subsection 13:13-3(c)(iv),
                                    above)  with  respect  to  that   Delinquent
                                    Revolving Credit Lender.

                           Plus

                           (ii) The aggregate of the amount payable under Subsection 13:13-3(c)(iii), above (which relates to interest to be paid by that Delinquent Revolving Credit Lender).

                           Plus

                           (iii) All such costs and expenses as may be incurred by the Administrative Agent in the enforcement of the Administrative Agent's rights against such Delinquent Revolving Credit Lender.
     The Delinquent Revolving Credit Lender shall remain liable for any deficiency remaining after the above application.
                  (g) In the event that the Delinquent Revolving Credit Lender fails to deliver to the Administrative Agent the Revolving Credit Note held by the Delinquent Revolving Credit Lender,
                           (i) The amount otherwise to be Transferred to the Delinquent Revolving Credit Lender shall be Transferred to the
         Administrative Agent and held by the Administrative Agent, without interest, to be turned over to the Delinquent Revolving Credit Lender upon delivery of the Revolving Credit Note held by that Delinquent Revolving Credit Lender.
                           (ii) The Revolving Credit Note held by the Delinquent Revolving Credit Lender shall have no force or effect whatsoever.
                           (iii) The Delinquent Revolving Credit Lender shall cease to be a "Revolving Credit Lender".
                  (h) Immediately upon its (or their) transfer of the aggregate referred to in Section 16:16-12(e), the Persons who have made such Transfer(s) shall have succeeded to all rights and become subject to all of the obligations of the Delinquent Revolving Credit Lender as "Revolving Credit Lender".
                  (i) The Administrative Agent shall coordinate the retirement of the Revolving Credit Note held by the Delinquent Revolving Credit Lender and the issuance of Revolving Credit Notes to those Persons who have become Revolving Credit Lenders pursuant to this Section 16:16-12, provided, however, no processing fee otherwise to be paid as provided in Section 17:17-2(b) shall be due under such circumstances.

         16-13.   THE BUYOUT:
                  (a) The Term Lender may (but shall not be obligated to) cause the assignment to the Term Lender or the Term Lender's designee, by the Revolving Credit Lenders, of all right, title and interest in, to, arising under, or in respect of the Revolving Credit Obligations upon five (5) Business Days prior written notice given to the
    Administrative Agent and the Lead Borrower at any time either of the following conditions is satisfied:
                           (i) The Term Lender has the right, under Section 14:14-1(c), to give an Acceleration Notice.
                           (ii)  The   Administrative   Agent  has  declined  to
         implement or adjust any Availability Reserve or Inventory Reserve requested by the Term Lender, which request by the Term Lender is with a view towards maintaining and preserving the Lenders' security and other collateral interests with respect to the potential impairment of valuation or priority.
                  (b) Such assignments shall be effected on the Business Day next following the expiry of such five (5) Business Days by the execution, by the Revolving Credit Lenders, of an Assignment and Assumption (in the form of EXHIBIT 17:17-1, annexed hereto) in exchange for the payment, in immediately available funds, of the amount of Revolving Credit Obligations (other than the Revolving Credit Early Termination Fee) as of the date on which such assignment is made.
                  (c) In the event that, following the consummation of a BuyOut, the Term Lender actually receives any Revolving Credit Early
    Termination Fee which had been provided for in the Loan Agreement (which receipt, if in connection with a Liquidation, shall be determined on a last dollar out basis),then the Term Lender shall pay over such Revolving Credit Early Termination Fee to the Administrative Agent for distribution to those Persons who were Revolving Credit Lenders immediately prior to such BuyOut, it being understood that the Term Lender, in its sole discretion, may waive the entitlement to, or the amount of, such fee;
    shall not be under any obligation to prosecute the recovery of such fee; and may condition its payment over to the Administrative Agent on the Administrative Agent's providing of such indemnification as is reasonably mutual satisfactory of the Administrative Agent and the Term Lender.

ARTICLE 17: -  ASSIGNMENTS BY LENDERS:

         17-1.    ASSIGNMENTS AND ASSUMPTIONS BY REVOLVING CREDIT LENDERS
                  (a) Except as provided herein, each Revolving Credit Lender (in this Section 17:17-1(a), an "Assigning Revolving Credit Lender") may assign to one or more Eligible Assignees (in this Section 17:17-1(a), each an "Assignee Revolving Credit Lender") all or a portion of that Revolving Credit Lender's interests, rights and obligations under this Agreement and the Loan Documents (including all or a portion of its Commitment) and the same portion of the Revolving Credit Loans at the time owing to it, and of the Revolving Credit Note held by the Assigning Revolving Credit Lender, provided that:
                           (i) The Administrative Agent shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld, but need not be given if the proposed assignment would result in any resulting Revolving Credit Lender's having a Dollar Commitment of less than the "minimum hold" amount specified in Section 17:17-1(a)(iii) or if there would be more than Eight (8) Revolving Credit Lenders. (For provisions which deal with any required consent of the Borrowers to such assignment, see Section 2:2-25(d)).
                           (ii) Each such assignment shall be of a constant, and not a varying, percentage of all the Assigning Revolving Credit Lender's rights and obligations under this Agreement.
                           (iii) Following the effectiveness of such assignment, the Assigning Revolving Credit Lender's Dollar Commitment (if not an assignment of all of the Assigning Revolving Credit Lender's Commitment) shall not be less than $10,000,000.00.

         17-2.    ASSIGNMENT PROCEDURES.    (This Section 17:17-2 describes the
    procedures to be followed in connection with an assignment effected pursuant to this Article 17: and permitted by Section 17:17-1).
                  (a) The  parties  to  such an  assignment  shall  execute  and deliver to the Administrative Agent, for recording in the Register, an Assignment and Acceptance substantially in the form of EXHIBIT 17:17-1, annexed hereto.
                  (b) The Assigning Revolving Credit Lender shall deliver to the
    Administrative Agent, with such Assignment and Acceptance,  the Revolving
    Credit Note  held  by  the  subject   Assigning   Revolving   Credit
    Lender and the Administrative Agent's processing fee of $3,500.00, provided, however, no such processing fee shall be due where the Assigning Revolving Credit Lender is one of the Revolving Credit Lenders at the initial execution of this Agreement.
                  (c) The  Administrative  Agent  shall  maintain a copy of each
    Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Revolving Credit Lenders and of the Revolving Credit Percentage Commitment and Revolving Credit Percentage Commitment of each Revolving Credit Lender. The Register shall be available for inspection by the Revolving Credit Lenders and the Lead Borrower at any reasonable time and from time to time upon reasonable prior notice. In the absence of manifest error, the entries in the Register shall be conclusive and binding on all Lenders. The Administrative Agent and the Revolving Credit Lenders may treat each Person whose name is recorded in the Register as a "Revolving Credit Lender" hereunder for all purposes of this
    Agreement.
                  (d)  The  Assigning   Revolving  Credit  Lender  and  Assignee
    Revolving Credit Lender, directly between themselves, shall make all appropriate adjustments in payments for periods prior to the effective date of an Assignment and Assumption.

         17-3.    EFFECT OF ASSIGNMENT.
                           (a)From and after the effective date specified in an Assignment and Acceptance which has been executed, delivered, and recorded (which effective date the Administrative Agent may delay by up to Five (5) Business Days after the delivery of such Assignment and Acceptance):
                           (i)      The Assignee Revolving Credit Lender:
                                    (A) Shall be a party to this  Agreement  and
                  the Loan Documents (and to any amendments thereof) as fully as if the Assignee Revolving Credit Lender had executed each.
                                    (B) Shall  have the  rights  of a  Revolving
                  Credit Lender  hereunder to the extent of the Revolving Credit
                  Percentage   Commitment   and  Revolving   Credit   Percentage
                  Commitment assigned by such Assignment and Acceptance.
                           (ii) The Assigning Revolving Credit Lender shall be released from the Assigning Revolving Credit Lender's obligations under this Agreement and the Loan Documents to the extent of the Commitment assigned by such Assignment and Acceptance.
                           (iii) The Administrative Agent shall undertake to obtain and distribute replacement Revolving Credit Notes to the subject Assigning Revolving Credit Lender and Assignee Revolving Credit Lender.
                  (b) By executing and delivering an Assignment and  Acceptance, the parties thereto confirm to and agree with each other and with all parties to this Agreement as to those matters which are set forth in the subject Assignment and Acceptance.

         17-4. ASSIGNMENT BY TERM LENDER. The interest of the Term Lender in the Term Loan and hereunder respectively are freely assignable by the Term Lender on reasonable notice to the Lead Borrower and subject to reasonable procedures established by the Administrative Agent.

ARTICLE 18: - NOTICES:

         18-1. NOTICE ADDRESSES. All notices, demands, and other communications made in respect of any Loan Document (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:

    If to either Agent:
                                    Fleet Retail Finance Inc.
                                    40 Broad Street
                                    Boston, Massachusetts 02109
                                    Attention        : James J. Ward
                                    Director

                                    Fax              : 617 434 4312

         With a copies to:

                                    Riemer & Braunstein LLP
                                    Three Center Plaza
                                    Boston, Massachusetts  02108
                                    Attention       : Richard B. Jacobs, Esquire
                                    Fax             : 617 880 3456

                  And

                                    Back Bay Capital Funding LLC
                                    40 Broad Street
                                    Boston, Massachusetts 02109
                                    Attention        : Joseph Balsamo
                                    Director

                                    Fax              : 617 434 4131

    If to the Lead Borrower
    And All Borrowers:

                                    HomeBase, Inc.
                                    3345 Michelson Drive
                                    Irvine, California 92612
                                    Attention        : Steven Bowen
                                    Fax              : 949 442 5779

         With copies to:

                                    HomeBase, Inc.
                                    3345 Michelson Drive
                                    Irvine, California 92612
                                    Attention : John Price
                                                Vice President and General
                                                Counsel
                                    Fax       : 949 442 5333

                                    and

                                    Gibson, Dunn & Crutcher LLP
                                    333 South Grand Avenue
                                    Los Angeles, California 90071-3197
                                    Attention        : Jeff R. Hudson, Esquire
                                    Fax              : 213 229 6332


         18-2.    NOTICE GIVEN.
                  (a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):
                           (i) By mail: the sooner of when actually received or Three (3) days following deposit in the United States (postage prepaid) as certified mail, return receipt requested.
                           (ii) By recognized overnight express delivery: the Business Day following the day when sent.
                           (iii) By Hand: If delivered on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.
                           (iv) By Facsimile transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, one
         (1) hour after being sent. Otherwise, at the opening of the then next Business Day.
                  (b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

         18-3. WIRE INSTRUCTIONS NOTICE GIVEN. Subject to change in the same manner that a notice address may be changed (as to which, see Section 18:18-1), wire transfers to the Administrative Agent shall be made in accordance with the following wire instructions:

Pay To:    Fleet Bank NA
ABA:      011-000-138
Account#: 53039952
Attention:     Fleet Retail Finance
Reference:     HomeBase

ARTICLE 19: - TERM:

         19-1. TERMINATION OF REVOLVING CREDIT. The Revolving Credit shall remain in effect (subject to suspension as provided in Section 2:2-7(g) hereof) until the Termination Date.

         19-2.    ACTIONS ON TERMINATION.
                  (a) On the Termination Date, the Borrowers shall pay the Administrative Agent (whether or not then due), in immediately available funds, all then Liabilities including, without limitation: the following:
                           (i) The entire balance of the Loan Account (including the unpaid principal balance of the Revolving Credit Loans, and the SwingLine Loan, and the Term Loan ).
                           (ii) Any then remaining installments of the Revolving Credit Commitment Fee.
                           (iii) Any then remaining installments of the Agent's Fee.
                           (iv) Any payments due on  account  of the
         indemnification  obligations included in Section 2:2-12(e).
                           (v)      Any accrued and unpaid Unused Line Fee.
                           (vi) Any applicable Revolving Credit Early Termination Fee.
                           (vii) All accrued and unpaid interest (including all accrued and unpaid Current Pay Interest and all accrued and unpaid PIK Interest) on the Term Loan.
                           (viii) Any applicable installments of the Term Loan Anniversary Fee.
                           (ix)     Any applicable Term Loan Early Termination
         Fee.
                           (x) Any Revolving Credit Obligations and Term Loan Obligations not described above.
                           (xi) All unreimbursed costs and expenses of each Agent and of Lenders' Special Counsel for which each Borrower is responsible.
                  (b) On the Termination Date, the Borrowers shall also shall make such arrangements concerning any L/C's then outstanding as are reasonably satisfactory to the Administrative Agent.
                  (c) Until such payment (Section 19:19-2(a)) and arrangements concerning L/C's (Section 19:19-2(b)), all provisions of this Agreement,
    other than  those   included  in  Article  2:  which  place  any
    obligation on the Administrative Agent or any Revolving Credit Lender to make any loans or advances or to provide any financial accommodations to any Borrower and those included in Article 3: which place any obligation on the Term Lender to make any loan or advance or to provide any financial accommodation to any Borrower shall remain in full force and effect until all Liabilities shall have been paid in full.
                  (d) The release by the Collateral Agent of the Collateral Interests granted the Collateral Agent by the Borrowers hereunder may be upon such conditions and indemnifications as the Administrative Agent may require.

ARTICLE 20: - GENERAL:

         20-1. PROTECTION OF COLLATERAL. No Agent has any duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of that Agent.

         20-2. PUBLICITY. The Agents (or either of them) and the Term Lender respectively may issue a "tombstone" notice of the establishment of the credit facility contemplated by this Agreement and may make reference to each Borrower (and may utilize any logo or other distinctive symbol associated with each Borrower) in connection with any advertising, promotion, or marketing undertaken by the Agents (or either of them) and/or the Term Lender.

         20-3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrowers and their respective representatives, successors, and assigns and shall enure to the benefit of each Agent and each Lender and their respective successors and assigns, provided, however, no trustee or other fiduciary appointed with respect to any Borrower shall have any rights hereunder. In the event that any Agent or any Lender assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.

         20-4. SEVERABILITY. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

         20-5.    AMENDMENTS.  COURSE OF DEALING.
                  (a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between each Borrower and each Agent and each Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit,  modify, or otherwise affect the provisions  thereof.  No failure by any Agent or any
    Lender to give notice to the Lead Borrower of any Borrower's having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document. No change made by the Administrative Agent to the manner by which the Revolving Credit Borrowing Base or the Term Loan Borrowing Base is determined shall obligate the Administrative Agent to continue to determine either of such borrowing bases in that manner.
                  (b)  Each  Borrower  may   undertake   any  action   otherwise
    prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Administrative Agent. Subject to Article 16:, no consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Administrative Agent then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Administrative Agent shall be in reliance upon all representations and warranties theretofore made to the Administrative Agent by or on behalf of the Borrowers (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.

         20-6. POWER OF ATTORNEY. In connection with all powers of attorney included in this Agreement, each Borrower hereby grants unto the Administrative Agent (acting through any of its officers) full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as that Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by any Borrower and each shall survive the same. All powers conferred upon the Administrative Agent or the Collateral Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Administrative Agent.

         20-7. APPLICATION OF PROCEEDS. The proceeds of any collection, sale, or disposition of the Collateral by or on behalf of any Agent, or of any other payments received hereunder by or on behalf of any Agent, shall be applied towards the Liabilities in such order and manner as the Administrative Agent determines in its sole discretion, consistent, however, with Sections 8:8-4, 14:14-7 and 14:14-8 and any other applicable provisions of this Agreement which mandate the application of payments in a particular manner or order. The Borrowers shall remain liable for any deficiency remaining following such application.

         20-8. INCREASED COSTS. If, as a result of the adoption of any change to any Requirement of Law, or of the interpretation or application thereof by any court or by any governmental or other authority or entity charged with the administration thereof, whether or not having the force of law, which:
                  (a) subjects any Lender to any taxes or changes the basis of taxation, or increases any existing taxes, on payments of principal, interest or other amounts payable by any Borrower to the Administrative Agent or any Lender under this Agreement (except for taxes on the Administrative Agent or any Lender based on net income or capital imposed by the jurisdiction in which the principal or lending offices of the Administrative Agent or that Lender are located);
                  (b) imposes, modifies or deems applicable any reserve, cash margin, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by the relevant funding office of any Lender (other than reserves and assessments taken into account in the determination of the interest rate applicable to Eurodollar Loans);
                  (c). imposes on any Lender any other condition with respect to any Loan Document; or
                  (d) imposes on any Lender a requirement to maintain or allocate capital in relation to the Liabilities;
    and the result of any of the foregoing, in such Lender's reasonable opinion, is to increase the cost to that Lender of making or maintaining any loan, advance or financial accommodation or to reduce the income receivable by that Lender in respect of any loan, advance or financial accommodation by an amount which that Lender deems to be material, then within fifteen (15) days written notice from the Administrative Agent, from time to time, to the Lead Borrower (such notice to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Borrowers shall forthwith pay to the Administrative Agent, for the benefit of the subject Revolving Credit Lender, upon receipt of such notice, that amount which shall compensate the subject Lender for such additional cost or reduction in income, provided, however, no Borrower shall be liable for any such increased expense incurred or reduction in amount received by a Revolving Credit Lender where such notice is not given to the Lead Borrower within 120 days following that date on which the subject Revolving Credit Lender knew or reasonably should have known of such effect.

         20-9.    COSTS AND EXPENSES OF THE AGENTS AND TERM LENDER.
                  (a) The Borrowers shall pay from time to time on demand all Costs of Collection and all reasonable costs, expenses, and disbursements (including attorneys' reasonable fees and expenses) which are incurred by the each Agent and of the Term Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement and of any other Loan Documents, and all other reasonable costs, expenses, and disbursements which may be incurred by any Agent or the Term Lender in connection with or in respect to the credit facility contemplated hereby or which otherwise are incurred with respect to the Liabilities.  The Borrowers shall not have any responsibility to reimburse any Person on account of costs, expenses, and disbursements (including attorneys' fees and expenses) incurred or paid on account of a dispute solely amongst and between any of the Agents and any of the Lenders.
                  (b) The  Borrowers  shall pay from time to time on demand  all
    reasonable  costs  and  expenses  (including   attorneys'  reasonable  fees
    and expenses) incurred, following the occurrence of any Event of Default, by the Lenders to Lenders' Special Counsel.
                  (c) Each Borrower authorizes the Administrative Agent, on fifteen (15) days prior notice with reasonable particularity to the Lead Borrower, to pay all such fees and expenses and in the Administrative Agent's discretion, to add such fees and expenses to the Loan Account.
                  (d) The  undertaking  on the  part of  each  Borrower  in this
    Section 20:20-9 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by any Agent in favor of any Borrower, other than a termination, release, or discharge which makes specific  reference to this Section 20:20-9.

         20-10. COPIES AND FACSIMILES. Each Loan Document and all documents and papers which relates thereto which have been or may be hereinafter furnished any Agent or any Lender may be reproduced by any Lender or by any Agent by any photographic, microfilm, xerographic, digital imaging, or other process, and such Person making such reproduction may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

         20-11.   MASSACHUSETTS LAW. This Agreement and all rights and
   obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of The Commonwealth of Massachusetts.

         20-12.   CONSENT TO JURISDICTION.
                  (a) Each Borrower agrees that any legal action, proceeding, case, or controversy against any Borrower with respect to any Loan Document may be brought in the Superior Court of Suffolk County Massachusetts
   or in the United States  District  Court,  District of  Massachusetts,
   sitting in Boston, Massachusetts, as the Administrative Agent may elect in the Administrative Agent's sole discretion. By execution and delivery of this Agreement, each Borrower, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.
                  (b) Each Borrower WAIVES any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted under any of the Loan Documents and consents to the granting of such legal or equitable remedy as is deemed appropriate by the Court.
                  (c)   Nothing   herein   shall   affect   the   right  of  the
   Administrative Agent to bring legal actions or proceedings in any other competent jurisdiction.
                  (d) Each Borrower agrees that any action commenced by any Borrower asserting any claim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

         20-13. INDEMNIFICATION. Each Borrower shall indemnify, defend, and hold each Agent and each Lender and any of their respective employees, officers, or agents (each, an "Indemnified Person") harmless of and from any claim brought or threatened against any Indemnified Person by any Borrower, any guarantor or endorser of the Liabilities, or any other Person (as well as from attorneys' reasonable fees, expenses, and disbursements in connection therewith) on account of the relationship of the Borrowers or of any other guarantor or endorser of the Liabilities (each of claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Lender's selection, but at the expense of the Borrowers) other than any claim as to which a final determination is made in a judicial proceeding (in which the Administrative Agent and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith. This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Administrative Agent in favor of the Borrowers, other than a termination, release, or discharge duly executed on behalf of the Administrative Agent which makes specific reference to this Section 20:20-13.

         20-14. RULES OF CONSTRUCTION. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:
                  (a)  Unless  otherwise   specifically   provided  for  herein,
    interest and any fee or charge which is stated as a per annum percentage shall be calculated based on a 365/366 day year and actual days elapsed.
                  (b) The same value shall be applied to like components of the Revolving Credit Borrowing Base and the Term Loan Borrowing Base on any date on which both of such borrowing bases are being calculated.
                  (c) The determination of any component of the Revolving Credit Borrowing Base, Eligible Leasehold Parameters, and/or the Term Loan Borrowing Base which is dependent on an appraised value shall be based on the then most recent such appraisal (and if applicable, which appraisal satisfies all requirements applicable to such appraisal, as provided in this Agreement).
                  (d)      Each  reference  herein to a "mortgage" or "leasehold
                           mortgage"   granted   is  to
                          (i)   the   functional equivalent, under applicable
                     real estate law, to such an instrument; and
                           (ii) an instrument which is satisfactory to the Administrative Agent acting on instructions of the Term Lender.
                  (e) Any term used herein to describe Collateral or a Person, which term is defined in either (or both) the UCC as in effect on the date when this Agreement was executed by the Borrowers or in UCC9'99, shall be given the meaning which is the more encompassing of the two definitions.
                  (f) Words in the singular include the plural and words in the plural include the singular.
                  (g) Each warranty and representation made by any Borrower which includes reference to an EXHIBIT is made as of the Second Restatement Date.
                  (h) Cross references to Sections in this Agreement begin with the Article in which that Section appears, followed by a colon, and then the Section to which reference is made. (For example, a reference to "Section 5:5-6" is to Section 5-6, which appears in Article 5 of this
     Agreement).
                  (i) Titles, headings (indicated by being underlined or shown in SMALL CAPITALS) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument's meaning, construction, or effect.
                  (j) The words "includes" and "including" are not limiting.
                  (k)  Text  which   follows  the  words   "including,  without
    limitation" (or similar words) is illustrative and not limitational.
                  (l) Text which is shown in italics (except for parenthesized italicized text), shown in bold, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.
                  (m) The words "may not" are prohibitive and not permissive.
                  (n) Any reference to a Person's "knowledge" (or words of similar import) is to the knowledge of the Borrowers' respective Senior Officers.
                  (o) Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.
                  (p) The symbol "$" refers to United States Dollars.
                  (q) Unless limited by reference to a particular Section or provision, any reference to "herein", "hereof", or "within" is to the entire Loan Document in which such reference is made.
                  (r)  References  to  "this  Agreement"  or to any  other  Loan
    Document is to the subject instrument as amended to the date on which application of such reference is being made.
                  (s) Except as otherwise specifically provided, all references to time are to Boston time. (t) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:
                           (i) Unless otherwise provided (I) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (II) the period so computed shall end at 5:00 PM on the relevant Business Day.
                           (ii) The word  "from"  means  "from  and  including".
                           (iii) The words "to" and "until" each mean "to, but excluding". (iv) The word "through" means "to and including".
                  (u) The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in
    Section 20:20-15 hereof, provided, however, in the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control.

         20-15.   INTENT.   It is intended that:
                  (a)      This Agreement take effect as a sealed instrument.
                  (b)  All  Collateral   Interests   created  in  favor  of  the
    Collateral Agent at any time and from time to time secure all Liabilities, whether now existing or contemplated or hereafter arising.
                  (c) All reasonable costs, expenses, and disbursements incurred by any Agent and the Term Lender, and, to the extent provided in Section 20:20-9 each Lender, in connection with such Person's relationship(s) with any Borrower shall be borne by the Borrowers.

         20-16. PARTICIPATIONS: Each Lender may sell participations to one or more financial institutions (each, a "Participant") in that Lender's interests herein provided that no such participation shall include any provision which accords the Person purchasing such participation with the right, vis a vis the Administrative Agent, to consent to any action, amendment, or waiver which is subject to any requirement herein for approval by all or a requisite number or proportion of the Lenders.
    No such sale of a participation shall relieve a Lender from that Lender's obligations hereunder nor obligate any Agent to any Person other than a Lender.

         20-17. RIGHT OF SET-OFF. Any and all deposits or other sums at any time credited by or due to any Borrower from any Agent or any Lender or any Participant or from any Affiliate of any of the foregoing, and any cash, securities, instruments or other property of any Borrower in the possession of any of the foregoing, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of each Borrower to each Agent and such Lender or any Participant or such Affiliate and may be applied or set off against the Liabilities and against such obligations at any time, whether or not such are then due and whether or not other collateral is then available to any Agent or that Lender.

         20-18. PLEDGES TO FEDERAL RESERVE BANKS: Nothing included in this Agreement shall prevent or limit any Lender, to the extent that such Lender is subject to any of the twelve Federal Reserve Banks organized under '4 of the Federal Reserve Act (12 U.S.C. '341) from pledging all or any portion of that Lender's interest and rights under this Agreement, provided, however, neither such pledge nor the enforcement thereof shall release the pledging Lender from any of its obligations hereunder or under any of the Loan Documents.

         20-19. MAXIMUM INTEREST RATE. Regardless of any provision of any Loan Document, neither any Agent nor any Lender shall be entitled to contract for, charge, receive, collect, or apply as interest on any Liability, any amount in excess of the maximum rate imposed by Applicable Law. Any payment which is made which, if treated as interest on a Liability would result in such interest's exceeding such maximum rate shall be held, to the extent of such excess, as additional collateral for the Liabilities as if such excess were "Collateral."

         20-20.   WAIVERS.
                  (a) Each Borrower (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section
    20:20-20(b), below, knowingly, voluntarily, and intentionally, and understands that each Agent and each Lender, in establishing the facilities contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrowers as provided herein, whether not or in the future, is relying on such waivers.
                  (b) EACH BORROWER, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:
                           (i) Except as otherwise specifically required hereby, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.
                           (ii) Except as otherwise specifically required hereby, the right to notice and/or hearing prior to an Agent's exercising of that Agent's rights upon default.
                           (iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY AGENT OR ANY LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY AGENT OR ANY LENDER OR IN WHICH ANY AGENT OR ANY LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER OR ANY OTHER PERSON AND THE AGENT AND EACH LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).
                           (iv) The benefits or availability of any stay, limitation, hindrance, delay, or restriction (including, without limitation, any automatic stay which otherwise might be imposed pursuant to Section 362 of the Bankruptcy Code) with respect to any action which any Agent may or may become entitled to take hereunder.
                           (v) Any defense, counterclaim, set-off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Administrative Agent, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.
                           (vi) Any claim to consequential, special, or punitive damages.

                      The "Lead Borrower and the Borrowers"

                                                                  HOMEBASE, INC.
                                          (The "LEAD BORROWER" and a "BORROWER")

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                                         HOMECLUB INC., OF TEXAS

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                                  HOMECLUB, INC.

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                                       FLEET RETAIL FINANCE INC.
                                                        ("ADMINISTRATIVE AGENT")

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                       FLEET RETAIL FINANCE INC.
                                                            ("COLLATERAL AGENT")

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                                    BACK BAY CAPITAL FUNDING LLC
                                                                 ("TERM LENDER")

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                                  The "Revolving Credit Lenders"

                                           THE CIT GROUP / BUSINESS CREDIT, INC.

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                    FOOTHILL CAPITAL CORPORATION

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                        GMAC BUSINESS CREDIT LLC

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                      GMAC COMMERCIAL CREDIT LLC

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                   LASALLE BUSINESS CREDIT, INC.

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                          NATIONAL CITY COMMERCIAL FINANCE, INC.

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                                  PROVIDENT BANK

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                   TEXTRON FINANCIAL CORPORATION

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                            GENERAL ELECTRIC CAPITAL CORPORATION

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________